SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                              LITTLE CREEK, INC.
                              ------------------
         (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:  N/A.

(2)  Aggregate number of securities to which transaction applies:  N/A.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

(4)  Proposed maximum aggregate value of transaction:  N/A.

(5)  Total fee paid:  N/A.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:  $0.

         (2)   Form, Schedule or Registration Statement No.:  N/A

         (3)   Filing Party:  N/A

         (4)   Date Filed:  N/A

               Preliminary Information Statement
                      Dated: August 22, 2002

                       LITTLE CREEK, INC.
                 5525 South 900 East, Suite 110
                   Salt Lake City, Utah 84117
                   Telephone: (801) 262-8844


                     INFORMATION STATEMENT


     This Information Statement is being furnished to our stockholders (Little Creek, Inc., a Utah corporation ["Little Creek Utah," "we", "our" or "us"]), in connection with certain corporate actions (the "Proposals") unanimously approved by our Board of Directors that will be presented to an annual meeting of our stockholders to be held on September 12, 2002, as outlined in the Notice of Annual Meeting of Stockholders (the "Annual Meeting") that accompanies this Information Statement. Certain persons who own in excess of a majority of our outstanding voting securities have agreed to vote in favor of all of the Proposals. No other votes are required or necessary to adopt and complete the Proposals. It is anticipated that the Proposals will be completed immediately following the Annual Meeting. See the Table of Contents for reference to particular headings, captions or Exhibits for information concerning the location of topics discussed herein.

     The Proposals are as follows:

Proposal No. 1.     To change the domicile of Little Creek Utah from the State of Utah to the State of Delaware by merging Little Creek
                    Utah with and into its wholly-owned subsidiary, Little
                    Creek, Inc., a Delaware corporation ("Little Creek
                    Delaware" or, following the change of domicile, the "Reorganized Little Creek"), which we will form. When forming Little Creek Delaware, we will include as a part of Little Creek Delaware's capitalization, the authorization to issue 10,000,000 shares of preferred stock. Our Articles of Incorporation do not presently provide for the authorization to issue preferred stock.

Proposal No. 2.     Following the change of domicile, we, as the Reorganized
                    Little Creek, will acquire The Mortgage Store Financial,
                    Inc., a California corporation ("Mortgage Store"), pursuant to the terms of a Plan of Reorganization and Stock Exchange Agreement dated April 5, 2002 (the
                    "Mortgage Store Agreement"). Under the terms of the Mortgage Store Agreement, the Reorganized Little Creek will acquire 100% of Mortgage Store in a corporate reorganization, Mortgage Store will become the Reorganized
                    Little Creek's wholly-owned subsidiary and the sole stockholder of Mortgage Store will receive an aggregate of 9,500,000 shares of the Reorganized Little Creek's common stock that are "restricted securities" as defined in Rule
                    144 of the Securities and Exchange Commission in exchange for 100% of the outstanding common stock of Mortgage Store
                    (the "Mortgage Store Acquisition").

   WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED
                    NOT TO SEND US A PROXY.

Proposal No. 3.     The election of the following nominees who are presently
                    members of the Board of Directors of Mortgage Store to serve as the directors of the Reorganized Little Creek subsequent to the closing of the Mortgage Store
                    Acquisition: Raymond Esaghian, H. Wayne Snavely and
                    Massoud Yashouafar.

Proposal No. 4.     The amendment to the Articles of Incorporation of the
                    Reorganized Little Creek to change its name to "TMSF
                    Holdings, Inc."

     ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 12, 2002 (THE "RECORD DATE"), ARE ENTITLED TO NOTICE OF AND TO VOTE ON THESE PROPOSALS. MEMBERS OF OUR MANAGEMENT AND CERTAIN OF OUR PRINCIPAL STOCKHOLDERS WHO COLLECTIVELY OWN IN EXCESS OF A MAJORITY OF OUR OUTSTANDING VOTING SECURITIES HAVE AGREED TO VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS WILL BE APPROVED WITHOUT THE VOTE OF ANY OTHER STOCKHOLDERS.

                        TABLE OF CONTENTS

                                                             Page

Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4

Proposal No. 1, Re-Domicile to the State of Delaware. . . . . . . . .     5

     Questions and Answers about the Re-Domicile Proposal. . . . . .      5
     Interest of Certain Persons in or Opposition to
       Change of Domicile. . . . . . . . . . . . . . . . . . . . . .      8
     Material Differences in Articles of Incorporation . . . . . . .      8
     Material State Law differences Affecting Stockholders . . . . .      9
     Change of domicile and Legal Consequences . . . . . . . . . . .     13
     Dissenters' Rights of Appraisal . . . . . . . . . . . . . . . .     14
     Vote Required for Approval. . . . . . . . . . . . . . . . . . .     17
     Description of Securities of Little Creek Delaware. . . . . . .     17
     Financial Information . . . . . . . . . . . . . . . . . . . . .     17
     Tax Consequences. . . . . . . . . . . . . . . . . . . . . . . .     18
     Regulatory Requirements . . . . . . . . . . . . . . . . . . . .     18
     Reports, Opinions or Appraisals . . . . . . . . . . . . . . . .     19
     Past, Present or Proposed Material Contracts. . . . . . . . . .     19

Proposal No. 2, Mortgage Store Acquisition. . . . . . . . . . . . . .    19

     Reasons for Transaction . . . . . . . . . . . . . . . . . . . .     19
     Terms of the Mortgage Store Acquisition . . . . . . . . . . . .     20
     Effective Date. . . . . . . . . . . . . . . . . . . . . . . . .     20
     Conditions to the Mortgage Store Agreement. . . . . . . . . . .     21
     Representations and Warranties. . . . . . . . . . . . . . . . .     22
     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
     Accounting Treatment. . . . . . . . . . . . . . . . . . . . . .     23
     Regulatory Approval . . . . . . . . . . . . . . . . . . . . . .     23
     Termination . . . . . . . . . . . . . . . . . . . . . . . . . .     23
     Change of Corporate Name. . . . . . . . . . . . . . . . . . . .     23
     Dissenters' Rights of Appraisal . . . . . . . . . . . . . . . .     23
     Vote Required for Approval. . . . . . . . . . . . . . . . . . .     23
     Interest of Certain Persons in the Mortgage Store Acquisition .     24
     Tax Aspects of the Mortgage Store Acquisition . . . . . . . . .     24

     Restricted Nature of Securities . . . . . . . . . . . . . . . .     24
     Pro Forma Combined Financial Statements . . . . . . . . . . . .     25

Proposal No. 3, Election of Directors . . . . . . . . . . . . . . . .    32

     Vote Required for Election. . . . . . . . . . . . . . . . . . .     33

Proposal No. 4, Amendment to the Articles of Incorporation -
Name Change . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33

     Vote Required for Approval. . . . . . . . . . . . . . . . . . .     34
     Special Note Regarding Forward-Looking Statements . . . . . . .     34

Little Creek Utah . . . . . . . . . . . . . . . . . . . . . . . . . .    35

     Business Development. . . . . . . . . . . . . . . . . . . . . .     35
          Organization and Charter Amendments . . . . . . . . . . .      35
     Business. . . . . . . . . . . . . . . . . . . . . . . . . . . .     35
     Risk Factors. . . . . . . . . . . . . . . . . . . . . . . . . .     35
          Early Stage of Development. . . . . . . . . . . . . . . .      35
          Losses Associated with Start-Up Enterprises . . . . . . .      36
     Principal Products or Services and Their Markets. . . . . . . .     37
     Competition; Low Barriers to Entry. . . . . . . . . . . . . . .     37
     Sources and Availability of Raw Materials and Names of
       Principal Suppliers . . . . . . . . . . . . . . . . . . . . .     38
     Patents, Trademarks, Licenses, Franchises, Concessions,
       Royalty Agreements of Labor Contracts . . . . . . . . . . . .     38
     Need for any Governmental Approval of Principal Products
       or Services . . . . . . . . . . . . . . . . . . . . . . . . .     38
     Effect of Existing or Probable Governmental Regulations
       on Business . . . . . . . . . . . . . . . . . . . . . . . . .     38
     Research and Development. . . . . . . . . . . . . . . . . . . .     39
     Cost and Effects of Compliance with Environmental Laws. . . . .     39
     Number of Employees . . . . . . . . . . . . . . . . . . . . . .     39
     Description of Property . . . . . . . . . . . . . . . . . . . .     39
     Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . .     39
     Submission of Matters to a Vote of Security Holders . . . . . .     39
     Market for Common Equity and Related Stockholder Matters. . . .     39
          Market Information. . . . . . . . . . . . . . . . . . . .      39
          Holders . . . . . . . . . . . . . . . . . . . . . . . . .      40
          Dividends . . . . . . . . . . . . . . . . . . . . . . . .      40
     Sales of "Unregistered" and "Restricted" Securities Over
       the Past Three Years. . . . . . . . . . . . . . . . . . . . .     40
     Management's Discussion and Analysis or Plan of Operation
          Plan of Operation . . . . . . . . . . . . . . . . . . . .      40
          Results of Operations . . . . . . . . . . . . . . . . . .      40
          Liquidity . . . . . . . . . . . . . . . . . . . . . . . .      41
     Financial Statements. . . . . . . . . . . . . . . . . . . . . .     41
     Changes in and Disagreements with Accountants on Accounting
       and Financial Disclosure. . . . . . . . . . . . . . . . . . .     56
     Directors, Executive Officers, Promoters and Control
       Persons; Compliance with Section 16(a) of the Exchange
       Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     56
          Identification of Directors and Executive Officers. . . .      56
               Business Experience . . . . . . . . . . . . . . . .       57
               Significant Employees . . . . . . . . . . . . . . .       57
               Family Relationships. . . . . . . . . . . . . . . .       57

               Involvement in Certain Legal Proceedings. . . . . .       57
          Compliance with Section 16(a) of the Exchange Act . . . .      58
     Executive Compensation. . . . . . . . . . . . . . . . . . . . .     58
          Compensation of Directors . . . . . . . . . . . . . . . .      59


          Employment Contracts and Termination of Employment and
            Change-in-Control Arrangements. . . . . . . . . . . . .      59
     Security Ownership of Certain Beneficial Owners and Management
          Security Ownership of Certain Beneficial Owners . . . . .      59
          Security Ownership of Management. . . . . . . . . . . . .      60
          Changes in Control. . . . . . . . . . . . . . . . . . . .      60
     Certain Relationships and Related Transactions. . . . . . . . .     60

Business of Mortgage Store. . . . . . . . . . . . . . . . . . . . . .    60

     Business. . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
     The Market. . . . . . . . . . . . . . . . . . . . . . . . . . .     61
     The Products. . . . . . . . . . . . . . . . . . . . . . . . . .     62
     Marketing . . . . . . . . . . . . . . . . . . . . . . . . . . .     63
     Operations. . . . . . . . . . . . . . . . . . . . . . . . . . .     64
     Underwriting. . . . . . . . . . . . . . . . . . . . . . . . . .     64
     Quality Control . . . . . . . . . . . . . . . . . . . . . . . .     67
     Funding and Sales of Loans. . . . . . . . . . . . . . . . . . .     67
          Warehouse Facility. . . . . . . . . . . . . . . . . . . .      67
     Loan Sales. . . . . . . . . . . . . . . . . . . . . . . . . . .     68
     Securitization Capability . . . . . . . . . . . . . . . . . . .     68
     Sub-Servicing . . . . . . . . . . . . . . . . . . . . . . . . .     69
     Interest Rate Management. . . . . . . . . . . . . . . . . . . .     69
     Competition . . . . . . . . . . . . . . . . . . . . . . . . . .     69
     Regulation. . . . . . . . . . . . . . . . . . . . . . . . . . .     71
     Selected Financial Data . . . . . . . . . . . . . . . . . . . .     71
     Financial Statements. . . . . . . . . . . . . . . . . . . . . .     71

Additional Information. . . . . . . . . . . . . . . . . . . . . . . .    92

Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    92

     Notice of Annual Meeting of Stockholders. . . . . . . . . . . .     93
     Certificate of Incorporation of Little Creek Delaware . . . . .     94
     Dissenting Stockholders' Payment Demand Form. . . . . . . . . .     95
     Section 16-10a-1322 of the Utah Act . . . . . . . . . . . . . .     96
     Section 16-10a-1328 of the Utah Act . . . . . . . . . . . . . .     97
     Plan of Reorganization and Stock Exchange Agreement . . . . . .     98
     Consulting Agreement. . . . . . . . . . . . . . . . . . . . . .    125
          Exhibit A - Form of Warrant Agreement . . . . . . . . . .     127




                           INTRODUCTION

     Little Creek Utah is acquiring Mortgage Store through the issuance to the sole stockholder of Mortgage Store of shares of our common stock that are "restricted securities." As part of the Mortgage Store Acquisition, Little Creek Utah will change its domicile to the State of Delaware by the formation of a Delaware corporation prior to the completion of the Mortgage Store

Acquisition. Mortgage Store's sole stockholder will exchange 100% of his Mortgage Store shares of common stock for shares of the Reorganized Little Creek, and Mortgage Store will become a wholly-owned subsidiary of the Reorganized Little Creek that will then be incorporated under Delaware law. The Reorganized Little Creek will also change its name to "TMSF Holdings, Inc."

     Mortgage Store is a direct mortgage lender that was established in 1992 to solicit, process and fund residential mortgage loans throughout United States. See the Table of Contents for information concerning the location of the caption "Information about Mortgage Store" herein. Mortgage Store's address and telephone number are 10850 Wilshire Blvd., Suite 530, Los Angeles, California 90024; Telephone No. (310) 300-4444.

     Each of the Proposals set forth below was a negotiated term of the Mortgage Store Acquisition. The Board of Directors approved the Proposals believing that they were in Little Creek Utah's and its stockholders' best interests.

                         PROPOSAL NO. 1
             RE-DOMICILE TO THE STATE OF DELAWARE.

     The change of domicile of Little Creek Utah to the State of Delaware is being proposed in connection with the Mortgage Store Acquisition, and the parties intend to close the Mortgage Store Acquisition upon completion of the change of domicile. The Mortgage Store Agreement provides that this Proposal is a condition precedent to the closing of the Mortgage Store Acquisition.
The Mortgage Store Agreement also includes a provision that Little Creek Delaware's Articles of Incorporation provide for the authorization to issue a class of preferred stock. The Articles of Incorporation of Little Creek Delaware that accompany this Information Statement as an Exhibit include 10,000,000 shares of preferred stock as part of its authorized capital. Preferred stock may be issued by the directors without approval of stockholders and may contain any rights, privileges and preferences as the Board of Directors determines at the time of issuing the preferred stock. The preferred stock may also be issued in one or more series as the Board of Directors determines. Little Creek Utah's Articles of Incorporation have no similar provision.

Questions and Answers about the Re-domicile Proposal.
-----------------------------------------------------

Q.   WHY AM I RECEIVING THIS INFORMATION STATEMENT?

A. We are sending this Information Statement to you in connection with a Proposal by our Board of Directors that we re-domicile in the State of Delaware ("Re-domicile Proposal"). Little Creek Utah was incorporated in and is currently governed by the laws of the State of Utah. Our Board of Directors is providing you with certain information that will be discussed regarding the Re-domicile Proposal.

Q.   IF APPROVED BY THE STOCKHOLDERS, HOW WILL THE RE-DOMICILE PROPOSAL BE
     EFFECTED?

A. We will form a new subsidiary corporation under the laws of the State of Delaware. The name of the Delaware corporation will be "Little
     Creek, Inc." ("Little Creek Delaware"). In order to complete the re-domicile, Little Creek Utah will merge into Little Creek Delaware (the

     "Re-domicile Merger"). Little Creek Delaware will be the surviving company of the Re-domicile Merger (the "Reorganized Little Creek"), and as a result of the Re-domicile Merger, Little Creek Utah will no longer exist. The name of Little Creek Delaware will be changed subsequent to the Re-domicile Proposal pursuant to the terms of the Mortgage Store Acquisition.

Q. WHAT WILL HAPPEN TO THE ASSETS, LIABILITIES AND CONTRACTS OF LITTLE CREEK UTAH IN THE MERGER?

A. All of the assets, liabilities and contracts of Little Creek Utah will, through the Re-domicile Merger with Little Creek Delaware, become the assets, liabilities and contracts of Little Creek Delaware.

Q:   WHAT WILL HAPPEN TO MY SHARES OF LITTLE CREEK UTAH?

A: Unless you exercise your dissenter's rights (See the Table of Contents for information concerning the location of the caption "Dissenters' Rights of Appraisal" herein), all of your shares of Little Creek Utah will be converted into the same number of shares of Little Creek Delaware. For example, if you own 10,000 shares of Little Creek Utah common stock, you will be issued 10,000 shares of Little Creek Delaware common stock. Pursuant to the Re-domicile Merger, you will no longer own any shares of Little Creek Utah. As a result of the Re-domicile Merger, all of the stockholders of Little Creek Utah will become stockholders of Little Creek Delaware and Little Creek Utah will no longer exist.

Q.   WILL THE RE-DOMICILE PROPOSAL RESULT IN A CHANGE OF STOCKHOLDER CONTROL?

A. No; the Re-domicile Proposal will not, on its own, result in a change of control. There are currently, 1,631,483 shares of Little Creek Utah issued to our stockholders. As a result of our Re-domicile Merger into Little Creek Delaware, all of these shares will be converted into 1,631,483 shares of Little Creek Delaware. No person, except for the stockholders of Little Creek Utah, will be issued shares of Little Creek Delaware as part of the Re-domicile Proposal. If you owned 1% of Little Creek Utah before the Re-domicile Merger, you will own 1% of Little Creek Delaware immediately following the Re-domicile Merger.

Q.   WHY ARE WE CHANGING OUR PLACE OF INCORPORATION?

A. Delaware has long been a preferred state of corporate domicile due to its well-developed corporation laws and its substantial body of case law concerning such laws. Also, the Mortgage Store Agreement provides that Little Creek Utah must be domiciled in Delaware prior to the closing of the Mortgage Store Acquisition. Regardless of whether the Mortgage Store Agreement is completed, the Board of Directors believes it to be in our best interest to be a Delaware corporation.

Q: WHAT EFFECT WILL THE CHANGE IN PLACE OF INCORPORATION HAVE ON LITTLE CREEK UTAH?

A: Little Creek Utah will be subject to the laws of Delaware instead of the laws of the State of Utah. However, Little Creek Utah will not be relieved of any obligations or liabilities incurred before changing its place of incorporation.

Q. WHAT EFFECT WILL LITTLE CREEK UTAH'S CHANGE OF PLACE OF INCORPORATION HAVE ON ME AS A STOCKHOLDER?

A. Your rights as a Little Creek Utah stockholder will be governed by the laws of the State of Delaware and Little Creek Delaware's Certificate of Incorporation in the form attached to this Information Statement, as opposed to the laws of the State of Utah and our existing Articles of Incorporation and bylaws. We have prepared and included summaries of

     Little Creek Delaware's Certificate of Incorporation (which will be in effect following Little Creek Utah's change in place of incorporation) and a comparison of the corporate laws of Utah and Delaware for your review. See the Table of Contents for information concerning the location of each of the attached Exhibits described in the caption "Exhibits" and the location of the heading "Material State Law Differences Affecting Stockholders" herein.

Q:   WHEN DO YOU EXPECT THE RE-DOMICILE TO BE COMPLETED?

A: We are working to complete the re-domicile during the month of August 2002. However, we cannot assure you when the re-domicile will occur.

Q: WHAT ARE THE TAX CONSEQUENCES OF CHANGING LITTLE CREEK UTAH'S PLACE OF INCORPORATION?

A: Little Creek Utah believes that under current regulations, neither Little Creek Utah nor Little Creek Utah's stockholders will be taxed as a result of changing Little Creek Utah's place of incorporation from Utah to Delaware. A brief summary of the tax consequences to you is discussed in greater detail below. See the Table of Contents for information concerning the location of the heading "tax consequences" herein.

Q:   WHAT DO I NEED TO DO NOW?

A: You do not need to do anything, unless you want to exercise dissenter's rights. Approval of the Re-domicile Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Little Creek common stock entitled to vote on the Re-domicile Proposal. Our management and our largest stockholders, who together own more than 85% of our shares, have agreed to vote in favor of the Re-domicile Proposal. Accordingly, no additional votes are necessary to approve the Re-domicile Proposal; and no proxies are being solicited for this purpose.

Q:   WHAT OTHER MATTERS WILL BE APPROVED PURSUANT TO THIS INFORMATION
     STATEMENT?

A: The acquisition of Mortgage Store by Little Creek Delaware (See the Table of Contents for information concerning the location of the caption "Mortgage Store Acquisition" herein); the election of nominees of Mortgage Store to serve as directors of the Reorganized Little Creek (See the Table of Contents for information concerning the location of the caption "Election of Directors" herein); and an amendment to the Articles of Incorporation of Little Creek Delaware to change its name (See the Table of Contents for information concerning the location of the caption "Amendment to the Articles of Incorporation - Name Change" herein).

Q:   MAY I VOTE IN PERSON?

A: Yes; however, the Proposals have been unanimously approved by the Board of Directors of Little Creek Utah who have obtained the agreement of certain of our principal stockholders who own a majority of Little Creek Utah's outstanding voting securities to vote in favor of the Proposals. No other votes are required or necessary to adopt the Proposals.

Q:   WHAT ARE MY RIGHTS IF I DISSENT FROM THE RE-DOMICILE PROPOSAL?

A: Dissenting stockholders are entitled to appraisal rights under Utah corporate law requiring Little Creek Utah to purchase the shares of dissenting stockholders for their appraised value as determined under
     Section 16-10a-1302 of the Revised Business Corporation Act of Utah (the "Utah Act"). See the Table of Contents for information concerning the location of the caption "Dissenters' Rights of Appraisal" herein.

Q:   SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. After the Re-domicile is completed, you will be sent written instructions for exchanging your Little Creek Utah shares for Little Creek Delaware shares. Until you exchange your shares, your stock certificates for Little Creek Utah shares will represent your shares of Little Creek Delaware after the change in our place of incorporation.

Q:   WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have additional questions about the Proposals, you should contact:

          Travis T. Jenson
          5525 South 900 East, #110
          Salt Lake City, Utah 84117
          Telephone: 801-262-8844
          Facsimile: 801-262-6262
          Email: tjenson@xmission.com

Interest of Certain Persons in or Opposition to Change of Domicile.
-------------------------------------------------------------------

     No director, officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the change of domicile from the State of Utah to the State of Delaware or in the change of name, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in Little Creek Utah; however, some may benefit by the completion of the Mortgage Store Acquisition. See the Table of Contents for information concerning the location of the caption "Mortgage Store Acquisition" herein and the heading "Interest of Certain Persons in or Opposition to Mortgage Store Acquisition" thereunder.

Material Differences in Articles of Incorporation.
--------------------------------------------------

     The Articles of Incorporation of Little Creek Utah, as amended (Little Creek Utah's Articles"), provide for 50,000,000 shares of common stock with a par value of $0.001 per share. Each share bears voting rights and is entitled to share equally in the distribution of profits of the Company, with no pre-emptive rights or cumulative voting rights. Little Creek Utah's Articles also specify the number of initial directors at three and include provisions governing contracts with interested directors. A copy of Little Creek Utah's Articles, as amended, was attached to Little Creek Utah's 10-SB Registration Statement filed with the Securities and Exchange Commission on December 1, 1999, and is incorporated herein by reference, as Exhibits 3.1, 3.3(i), 3.3(ii) and 3.3(iii) of that Registration Statement. See the Table of Contents for information concerning the location of each of the attached Exhibits described in the caption "Exhibits" herein.

     The Certificate of Incorporation of Little Creek Delaware (the "Little Creek Delaware Certificate") authorizes the issuance of 50,000,000 shares of common stock having a par value of $0.001 per share; and 10,000,000 shares of preferred stock having a par value of $0.001 per share. The preferred stock may be issued by the directors without approval of stockholders and may contain any rights, privileges and preferences as the Board of Directors determines at the time of issuing the preferred stock. The preferred stock may also be issued in one or more series as the Board of Directors determines. The Little Creek Delaware Certificate authorizes the Board of Directors to fix the number of directors and provides for the indemnification of directors under certain circumstances. A copy of the Little Creek Delaware Certificate is attached hereto as an Exhibit and is incorporated herein by reference. See the Table of Contents for information concerning the location of each of the attached Exhibits described in the caption "Exhibits" herein.

Material State Law Differences Affecting Stockholders.
------------------------------------------------------

     The laws of the States of Utah and Delaware differ in the following material respects, with regard to stockholders' rights:

     Quorum. Section 16-10a-725(1) of the Utah Act states that, unless the corporation's Articles of Incorporation provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Section 216 of the Delaware General Corporation Law (the "Delaware Law") contains a similar provision, but goes on the state that "in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting." Neither the Little Creek Delaware Certificate nor the bylaws of Little Creek Delaware will contain any contrary provision. Therefore, management does not believe that the change of domicile will create any material change in the stockholders' meeting quorum requirements of Little Creek Utah.

     Action of Stockholders Without a Meeting. Both Section 16-10a-704 of the Utah Act and Section 228 of the Delaware Law permit any action that may be taken at an annual or special meeting of the stockholders to be taken without a meeting and without notice if one or more written consents, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of shares that would be necessary to authorize or take the action at a meeting at which all stockholders attend and vote. However, 16-10a-1704 of the Utah Act prevents a Utah corporation in existence before July 1, 1992 (the effective date of the Utah Act) from taking any action in such a manner unless all of the stockholders entitled to vote have approved the procedure or the number of stockholders that would be required to approve such procedure in an amendment to the corporation's articles of amendment have voted to approve it at a duly convened meeting. Both statutes further require that the corporation give notice of stockholder approval of any matter without a meeting, unless the written consents of all stockholders have been obtained. The Utah Act requires that such notice be given to non-consenting stockholders at least 10 days before the consummation of the matter authorized by consent, while the Delaware Law requires "prompt" notice of any such action. In any event, applicable U.S. securities laws require "reporting issuers" to provide notice to stockholders of actions taken by written consent 20 days prior to the effective date of the corporate action. Accordingly, so long as Little Creek Utah's or the Reorganized Little Creek's common stock remains registered under the Securities Act of 1934, as amended (the "Exchange Act"), this difference between the Utah Act and the Delaware Law will not affect the rights of stockholders. However, Section

16-10a-704(5) of the Utah Act provides that directors may not be elected by written consent unless the written consents of all shares entitled to vote on the election are obtained. The Delaware Law contains no comparable provision. Once the change of domicile has been completed, this difference may make it easier for the stockholders of Little Creek Delaware to remove and elect directors by consent.

     Authorized Number of Directors. Section 16-10a-803(1) of the Utah Act provides that, once shares in a Utah corporation have been issued, the corporation must have at least three directors. Section 141(b) of the Delaware Law requires a Delaware corporation to have a minimum of one director. Therefore, following the change of domicile, it would be possible for the powers of the Board of Directors to be concentrated in the hands of fewer directors than is permitted by Utah law.


     Removal of Directors. Under Section 16-10a-808 of the Utah Act, the stockholders of a Utah corporation may remove one or more directors with or without cause, unless the Articles of Incorporation provide that directors may be removed only for cause. If cumulative voting (the right of a stockholder to multiply the number of voting shares he, she or it owns times the number of directors to be elected, with the ability to vote the product thereof for one or more candidates) is in effect, a director may not be removed if the number of shares sufficient to elect him or her is voted against removal. Under the Utah Act, a director may be removed by the stockholders only at a meeting called for that purpose, and the notice of the meeting must state that the purpose, or one of the purposes of the meeting, is the removal of the director. Section 141(k) of the Delaware Law provides similar removal provisions, but does not limit removal by stockholders to meetings called for that purpose. The effect of this difference in law would be to grant the stockholders of Little Creek Delaware greater flexibility in removing directors.

     Special Meetings of Stockholders. Section 16-10a-702(1) of the Utah Act and Section 211(d) of the Delaware Law permit a corporation's Board of Directors and such person or persons as are authorized by the bylaws to call a special meeting of the stockholders. In addition, the Delaware Law permits a Delaware corporation to authorize such persons to call a special meeting in its certificate of incorporation. Unlike the Delaware Law, the Utah Act also permits the holders of at least 10% of the shares entitled to vote on a matter to submit a written demand for the meeting to the corporate secretary. Following the change of domicile, this means of calling a special meeting will be unavailable to the Reorganized Little Creek's stockholders.

     Indemnification of Directors. The Utah Act and the Delaware Law contain similar provisions for the indemnification of directors in certain circumstances. Both statutes require a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding or any claim, issue or matter therein, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. However, the Utah Act authorizes the limitation of such mandatory indemnification in a corporation's Articles of Incorporation; the Delaware Law contains no such limitation. The effect of this difference following the change of domicile would be to prevent Little Creek Delaware from limiting mandatory indemnification of its directors in such circumstances.

     Inspection of Stockholder List. Section 16-10a-720(2) of the Utah Act requires a Utah corporation to make its stockholder list available for inspection by any stockholder for a period beginning on the earlier of 10 days before the meeting for which the list was prepared or two business days after notice of the meeting is given, and continuing through the meeting and any adjournments thereof. Under Section 16-10a-720(4) of the Utah Act, if the corporation refuses a stockholder inspection of the stockholder list as provided above, the stockholder may apply to the district court of the county where the corporation's principal office or, if none, its registered office, is located, and the district court may summarily order inspection or copying of the list at the corporation's expense and may postpone the meeting until the inspection or copying is complete.

     Section 219(a) of the Delaware Law likewise requires a Delaware corporation to make its stockholder list available for inspection by stockholders prior to any meeting of stockholders, but this is required only for 10 days prior to the meeting and at the meeting. Under Section 219(b) of the Delaware Law, the wilful neglect or refusal by the directors to produce such list at a meeting for the election of directors will result in their ineligibility for election to any office at such meeting. This is the only remedy provided by the Delaware Law for failure to provide the stockholder list as required. Because management fully intends to comply with the applicable provisions of both the Utah Act and the Delaware Law (following the change of domicile), it is not believed that these statutory differences will have any practical effect on the stockholders of the Reorganized Little Creek.

     Appraisal Rights. Section 262 of the Delaware Law provides for appraisal rights to stockholders in connection with mergers or consolidations which are substantially similar to the Utah Act. However, the statutes differ in that the Delaware Law permits a stockholder who has received from the corporation notice of his appraisal rights, and who has submitted a written demand for appraisal, to file a petition with the Court of Chancery of the State of Delaware to demand a determination of the fair value of such stockholders shares. Such petition must be filed within 120 days after the effective date of a merger or consolidation. Accordingly, upon the change of Little Creek Utah's domicile, stockholders will be required to bring suit in a Delaware court to enforce any appraisal rights. The Utah Act also sets forth procedures for a Utah corporation to give stockholders notice of their appraisal rights, and for such stockholders to exercise such rights. However, the Utah Act authorizes only the corporation to commence judicial appraisal proceedings, with all stockholders who have properly dissented and whose demands remain unresolved, to be named as parties to such proceedings.

     Dividends. Section 16-10a-640 of the Utah Act authorizes the Board of Directors of a Utah corporation to make distributions to its stockholders. However, no such distribution may be made if, after giving it effect, the corporation would not be able to pay its debts as they become due in the usual course of business; or the corporation's total assets would be less than its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were dissolved at the time of the distribution, to satisfy the preferential rights of preferred stockholders. Section 170 of the Delaware Law similarly permits a Delaware corporation to pay dividends upon its capital stock, but only (i) out of its surplus; or, (ii) if no surplus exists, its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, and then only if the corporation has capital equal to or in excess of the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of the corporation's assets. The

Delaware Law also protects a corporation's Board of Directors from personal liability for good faith reliance on the records of the corporation and the representations and opinions of its officers and employees and others with respect to the determination of the amount of surplus or other funds from which dividends may be paid. The Utah Act contains no analogous provision.

     Anti-Takeover Provisions. Section 61-6-1 et seq. of the Utah Code Annotated (the "Utah Control Shares Acquisitions Act" or "UCSAA") provides that "control shares" of an "issuing public corporation" acquired in a "control share acquisition" shall have the same rights as they had before such acquisition only to the extent granted by resolution of the stockholders of the corporation. The UCSAA defines "control shares" as shares that, when combined with all other voting shares held by the stockholder, would entitle the holder to vote in the election of directors within any of the following ranges of voting power: (i) 1/5 or more but less than 1/3 of all voting power;
(ii) 1/3 or more but less than a majority of all voting power; or (iii) a majority or more of all voting power. An "issuing public corporation" is defined as a Utah corporation with (i) 100 or more stockholders; (ii) its principal place of business, its principal office, or substantial assets within the state; and (iii) (a) more than 10% of its stockholders resident in Utah; (b) more than 10% of its shares owned by Utah residents; or (c) 10,000 stockholders resident in the state. A Utah corporation's articles of incorporation or bylaws may exempt the corporation's shares from the UCSAA, as long as such exemption is adopted before the control share acquisition in question.

     Section 203 of the Delaware Law prohibits a Delaware corporation that is
(i) listed on a national securities exchange; (ii) authorized for quotation on the NASDAQ stock market; or (iii) held of record by more than 2,000 stockholders from engaging in any "business combination" with any "interested stockholder" for a period of three years from the date that such person became an interested stockholder. A Delaware corporation subject to Section 203 may engage in a "business combination" with an "interested stockholder" under certain circumstances including circumstances in which, prior to the person becoming an interested stockholder, the corporation's Board of Directors approves the "business combination" with the interested stockholder or the transaction in which the person becomes an interested stockholder. A "business combination" is defined as, among other things, a merger or consolidation of the corporation or any subsidiary with the interested stockholder or with any other corporation if such transaction is caused by the interested stockholder and as a result of such merger or consolidation Section 203 is not applicable to the surviving corporation. An "interested stockholder" is defined as any person that (i) owns 15% or more of the corporation's voting stock; or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the corporation's voting stock at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder. As under the UCSAA, a corporation may opt out of Section 203. However, under Section 203(b)(3) of the Delaware Law, if the corporation's certificate of incorporation or bylaws are amended to opt out by stockholder vote, such amendment will not be effective until 12 months after its adoption and will not apply to any business corporation between the corporation and any person who became an interested stockholder on or prior to such adoption.

     These differences are not deemed to be the only differences between the Utah Act and the Delaware Law. However, management believes that they are the most likely to have a material effect, if any, on the relative rights of our stockholders.

Change of Domicile and Legal Consequences.
------------------------------------------

     Little Creek Utah intends to execute an Agreement and Plan of Merger (the "Re-domicile Merger Agreement") whereby Little Creek Utah will merge with and into Little Creek Delaware on a one-for-one basis with Little Creek Delaware being the surviving corporation, and whereby:

     Merger and Surviving Corporation. Little Creek Utah will merge with and into Little Creek Delaware; Little Creek Delaware will be the surviving corporation; and the separate existence of Little Creek Utah shall cease. Until amended, modified or otherwise altered, the Certificate of Incorporation of Little Creek Delaware shall continue to be the Certificate of Incorporation of the surviving corporation; and the bylaws of Little Creek Delaware shall become the bylaws of the surviving corporation.

     Share Conversion. Each share of common stock of Little Creek Utah shall, upon the effective date of the merger, be converted into one share of common stock of Little Creek Delaware (the "Little Creek Delaware Shares").

     Survivor's Succession to Corporate Rights. The surviving corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all of the restrictions, disabilities and duties of Little Creek Utah; and all and singular, the rights, privileges, powers and franchises of Little Creek Utah, and all property, real, personal and mixed, and all debts due to Little Creek Utah on whatever account, as well for stock subscriptions as all other things in action or belonging to Little Creek Utah shall be vested in the surviving corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the surviving corporation as they were of Little Creek Utah, and the title to any real estate vested by deed or otherwise in Little Creek Utah shall not revert or be in any way impaired by reason of the merger; but all rights of creditors and all liens upon any property of Little Creek Utah shall be preserved unimpaired, and all debts, liabilities and duties of Little Creek Utah shall thenceforth attach to the surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Specifically, but not by way of limitation, the surviving corporation shall be responsible and liable to dissenting stockholders who are accorded and who preserve rights of appraisal as required by the Utah Act; and any action or proceeding whether civil, criminal or administrative, pending by or against Little Creek Utah shall be prosecuted as if the Merger Agreement had not taken place, or the surviving corporation may be substituted in such action or proceeding.

     Survivor's Succession to Corporate Acts, Plans, Contracts and Similar Rights. All corporate acts, plans, policies, contracts, approvals and authorizations of Little Creek Utah, its stockholders, its Board of Directors, committees, elected or appointed by its Board of Directors, and its officers and agents, which were valid and effective immediately prior to the effective time of the merger, shall be taken for all purposes as the acts, plans, policies, contracts, approvals and authorizations of the surviving corporation and shall be as effective and binding thereon as the same were with respect to Little Creek Utah. Any employees of Little Creek Utah shall become the employees of the surviving corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Little Creek Utah.

     Survivor's Rights to Assets, Liabilities, Reserves, etc.  The assets,

liabilities, reserves and accounts of Little Creek Utah shall be recorded on the books of the surviving corporation at the amounts at which they, respectively, shall then be carried on the books of Little Creek Utah, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the merger.

     Directors and Officers. The directors and officers of Little Creek Utah shall become the directors and officers of the surviving corporation.

     Principal Office. The principal office of Little Creek Utah, which is the same as the principal office of the surviving corporation, shall remain the principal office of the surviving corporation.

     Adoption. The merger must be adopted by persons owning a majority of the outstanding voting securities of Little Creek Utah.

     Appraisal Rights and Notification. Stockholders of Little Creek Utah shall be accorded all rights and privileges and be subject to all of the obligations contained within the Utah Act regarding rights of appraisal, and the surviving corporation shall be obligated to notify Little Creek Utah's stockholders as provided therein.

     Effective Date. The Effective Date of the merger shall be the date when the Certificate of Merger is filed and accepted by the Secretary of State of the State of Delaware and at such time as all applicable provisions of the Delaware Law have been met.

     Delivery of Shares. On the closing, the Little Creek Delaware Shares shall be exchanged for Little Creek Utah's shares of common stock, on a one for one share basis.

Dissenters' Rights of Appraisal.
--------------------------------

     Little Creek Delaware, being a wholly-owned by Little Creek Utah, is afforded no dissenters' rights of appraisal under the laws of the State of Delaware as Little Creek Utah has adopted and ratified the Re-domicile Merger.

     Section 16-10a-1302 of the Utah Act provides that any stockholder, regardless of whether a vote is required, is entitled to dissent from and obtain payment of the fair value of shares held in the consummation of any plan of merger to which a corporation is party and in which the corporation is merged with a subsidiary.

     Pursuant to Section 16-10a-1320 of the Utah Act, a corporation is required to send a notice to all stockholders as of the applicable record date, regardless of whether such stockholders are entitled to vote, notifying them that they are entitled to assert dissenters' rights under the Utah Act.
A stockholder who wishes to assert dissenters' rights must cause the corporation to receive before the vote is taken written notice of intent to demand payment for shares if the proposed action is effectuated; and such stockholder may not vote any shares in favor of the proposed action. In order to assert dissenters' rights, a stockholder must have been a stockholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights is approved by the stockholders, if such approval is required, or as of the effective date of the corporate action, if no such approval is required. Section 16-10a-1321.

     Pursuant to Section 16-10a-1322 of the Utah Act, the dissenters are required to receive notice stating the effective or proposed effective date of the corporate action; the address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited; inform holders of uncertificated shares (shares that are held in street name and not of record) to what extent transfer of the shares will be restricted after payment demand is received; supply a form for demanding payment, which form requires the dissenters to state an address to which payment may be made; and set a date by which the corporation must receive payment demand and by which certificates for certificated shares must be deposited, which date may not be fewer than 30 nor more than 70 days after the date of the dissenters' notice.

     The notice must also advise stockholders that they must have been a stockholder with respect to the shares for which payment is demanded as of the date of the proposed corporate action or its effective date, as outlined above, and such notice must be accompanied by a copy of this Section of the Utah Act. Accordingly, a copy of Section 16-10a-1322 of the Utah Act is attached hereto and is incorporated herein by reference. See the Table of Contents for information concerning the location of each of the attached Exhibits described in the caption "Exhibits."

     The procedure for demanding payment requires a stockholder to cause the corporation to receive a payment demand, which may be the payment demand form outlined above, or may be stated in some other written instrument; deposit the certificated shares in accordance with the dissenters' notice; and if required by the corporation in its dissenters' notice, certify that such stockholder was a holder of the shares for which demand of payment has been made on the date of the stockholders' approval of the proposed corporate action, or the effective date, if no such approval was required.

     Upon receipt of a demand for payment from a stockholder holding uncertificated shares, and in lieu of the deposit of certificates representing these shares, the corporation may restrict the transfer of these shares until the proposed corporate action is taken, or 60 days, in the event such action is abandoned. Sections 16-10a-1324 and 1326.

     Section 16-10a-1325 provides that payment must be made upon the later of the effective date of the corporate action creating dissenters' rights and receipt by the corporation of each payment demand, providing the dissenting stockholder has complied with all of the provisions of the Utah Act, and subject to certain restrictions relating to shares acquired after the announcement of the proposed corporate action as provided in Section 16-10a-1327. Each payment made shall be accompanied by a balance sheet of the corporation for the end of its most recent fiscal year, and if not available, a fiscal year ending not more than sixteen months before the date of payment; an income statement for such period; a statement of changes in stockholder's equity; a statement of cash flows for such period; and the latest available interim financial statements, if any. The corporation shall also provide a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares, together with a statement of the dissenters' right to demand payment under Section 16-10a-1328, together with a copy of this Section of the Utah Act. Accordingly, a copy of Section 16-10a-1328 of the Utah Act is attached hereto and is incorporated herein by reference. See the Table of Contents for information concerning the location of each of the attached Exhibits described in the caption "Exhibits" herein.

     Section 16-10a-1328 of the Utah Act provides that a dissenter who has not accepted an offer made by the corporation pursuant to Section 16-10a-1327 of the Utah Act may notify the corporation in writing of the stockholder's own estimate of the fair value for the shares and demand payment of this estimated amount, plus interest, if such stockholder believes the amount offered is less than the fair value; the corporation failed to make payment of its fair value within sixty days after the date set by the corporation for payment; or the corporation, having failed to take the proposed corporate action, does not return the deposited certificates or release any transfer restrictions imposed on uncertificated shares. Any notice under this Section must be made within 30 days after receipt by any such stockholder from the corporation of an offer to pay the fair value of the shares.

     If a demand under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receipt of the counter-payment demand from the dissenting stockholder and petition the court to determine the fair value of the shares and the amount of interest; if the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unresolved the amount demanded. Any such action shall be brought in the district court in the county where the corporation maintains its principal or registered office (Salt Lake County,
Utah), and all dissenters who have satisfied all requirements of any counter-proposal for the payment of the fair value of their shares and whose demands remain unresolved, shall be made party to the action. The court may appoint one or more persons to determine the fair value of the shares, and each dissenter made party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of the shares, plus interest, exceeded the amount paid by the corporation; or the fair value, plus interest, of the dissenters' after acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327. The court may assess costs and counsel fees, including the reasonable compensation expenses of appraisers appointed by the court. These fees will be assessed against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in making demand for payment of the fair value of their shares. The court may also assess fees and expenses of counsel in amounts the court finds equitable, and against the corporation and in favor of any or all dissenters or against either the corporation or one or more dissenters or in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith. If the court finds that the services of counsel for any dissenters were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts
awarded the dissenters who were benefitted.   Sections 16-10a-1331.

     Section 70A-8-102(b) defines an "uncertificated security" as a "share, participation or other interest in property or enterprise of the issuer, or an obligation of the issuer which is: (i) not represented by instrument and the transfer of which is registered upon books maintained for that purpose by or on behalf of the issuer; (ii) of a type commonly dealt in on securities exchanges or markets; and (iii) either one of a class or series, or by its terms is devisable into a class or series of shares, participations, interests or obligations." Based on the foregoing definition, management does not believe the Company has any "uncertificated" shares.


Vote Required for Approval.
---------------------------

     The Re-domicile Proposal must be approved by persons owning a majority of the outstanding voting securities of Little Creek Utah. 1,631,483 shares are presently outstanding and required to vote. Certain persons owning approximately 85% of these outstanding securities have agreed to vote in favor of the Re-domicile Merger; no additional votes are required or necessary to complete this Proposal.

Description of Securities of Little Creek Delaware.
---------------------------------------------------

     Little Creek Delaware is authorized to issue 50,000,000 shares of common voting stock having a par value of $0.001 per share; and 10,000,000 shares of preferred stock having a par value of $0.001 per share. Its Articles of Incorporation provide that each outstanding share of common stock is entitled to one vote on each matter submitted at a meeting of stockholders, and that each share will share equally in the distribution of profits or other distributions. The common stock carries no preemption rights or cumulative voting rights. There are no provisions in its Articles of Incorporation, as amended, or bylaws that would delay, defer or prevent a change in control of the Little Creek Delaware.

     The authorized capital and the rights and preferences of the common stock of Little Creek Delaware are substantially identical to those of Little Creek Utah, with the exception of the provision allowing Little Creek Delaware to issue 10,000,000 shares of preferred stock in its authorized capitalization. See the Table of Contents for information concerning the location of the heading "Material Differences in Articles of Incorporation" herein.

     Neither Little Creek Utah nor Little Creek Delaware has any dividends in arrears or has defaulted in principal or interest in respect of any outstanding securities.

Financial Information.
----------------------

     The Re-domicile Merger will have no material affect on the financial statements of Little Creek Utah that are contained in this Information Statement, except that these financial statements will be re-stated as the financial statements of Little Creek Delaware. See the Table of Contents for information concerning the location of the caption "Little Creek Utah Financial Statements" herein.

Tax Consequences.
-----------------

     The following discussion summarizes the material United States federal income tax consequences of the change in the Company's place of incorporation. This discussion is based upon the Code, the Treasury regulations promulgated thereunder and administrative rulings and court decisions in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect. This discussion does not address all aspects of United States federal income taxation that may be relevant to a stockholder in light of the stockholder's particular circumstances or to those stockholders subject to special rules, such as stockholders who are financial institutions, tax-exempt organizations, insurance companies or dealers in securities, stockholders who acquired their stock pursuant to the exercise of options or similar derivative securities or otherwise as compensation or stockholders who hold their stock as part of a straddle or conversion transaction, nor does it address any consequences arising under the laws of any local, state or foreign jurisdiction. This discussion assumes that stockholders hold their respective shares of stock as capital assets within the meaning of Section 1221 of the Code. All stockholders are urged to consult their own tax advisors as to the particular tax consequences to them of the change in the Company's place of incorporation.

     Little Creek Utah has not applied for a tax ruling with respect to the Reincorporation Proposal, nor have we obtained an opinion of counsel with
respect to the Reincorporation Proposal.   Therefore, no assurances can be
given that the expected tax result will be achieved in the proposed transaction.

     Little Creek Utah believes that for U.S. income tax purposes, the Merger Agreement will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and consequently, that neither the Company nor the holders of the Little Creek Utah's common stock will recognize any gain or loss as a result of the Reincorporation Merger. We anticipate that for U.S. income tax purposes, each stockholder of Little Creek Utah will retain the same tax basis in his or her Little Creek Delaware common stock as he or she had in Little Creek Utah's common stock held immediately prior to the effective time of the Merger Agreement, and the holding period of the Little Creek Delaware common stock will include the period during which such stockholder held the corresponding Little Creek Utah common stock.

     Although it is not anticipated that state or local income tax consequences to stockholders will vary from the federal income tax consequences described above, holders should consult their own tax advisors as to the effect of the reorganization under state, local or foreign income tax laws. Little Creek Utah believes that it will not recognize any gain, loss or income for federal income tax purposes as a result of the Merger Agreement, and that Little Creek Delaware will succeed, without adjustment, to the tax attributes of Little Creek Utah.

Regulatory Requirements.
------------------------

     With the exception of filings to be made with the Secretary of State of the State of Delaware and the Department of Commerce of the State of Utah, there are no federal or state regulatory requirements to be complied with or approvals that must be obtained in connection with the proposed change of domicile.

Reports, Opinions or Appraisals.
--------------------------------

     No report, opinion or appraisal has been sought in connection with the proposed change of domicile as none was considered material to the Re-domicile Proposal.

Past, Present or Proposed Material Contracts.
---------------------------------------------

     Except for the Merger Agreement and the Mortgage Store Agreement, the material terms of which are set forth in this Information Statement, there are no past, present or proposed material contracts, arrangements, understandings, relationships, negotiations or transactions involving Little Creek Utah, Little Creek Delaware or any affiliate of either entity. For a discussions of the terms of the Mortgage Store Agreement, see the Table of Contents for information concerning the location of the caption "Mortgage Store Acquisition" herein.

                         PROPOSAL NO. 2
                  MORTGAGE STORE ACQUISITION.

     The acquisition of Mortgage Store by Little Creek Delaware will result in a change of control of Little Creek Delaware with the sole stockholder and management of Mortgage Store assuming control positions in Little Creek Delaware. 9,500,000 shares or approximately 96.6% of the post-Mortgage Store Acquisition shares of common stock of Little Creek Delaware will be issued to the sole Mortgage Store stockholder. After the acquisition of Mortgage Store, the cancellation of 1,295,118 Little Creek Utah pre-Mortgage Store Acquisition outstanding shares of common stock and the issuance of 9,500,000 shares of common stock to the sole Mortgage Store stockholder, there will be approximately 9,836,365 shares of the Reorganized Little Creek's common stock outstanding. A copy of the Mortgage Store Agreement accompanies this Information Statement. See the Table of Contents for information concerning the location of each of the attached Exhibits described in the caption "Exhibits" herein.

Reasons for the Transaction.
----------------------------

     Little Creek Utah presently has no material business operations or material cash resources. The Board of Directors and management of Little Creek Utah believe that this transaction is in Little Creek Utah's and its stockholders' best interests. By acquiring Mortgage Store following the change of domicile to the State of Delaware, management believes that Little Creek Utah is receiving operations and a subsidiary with a business plan that offers more potential than Little Creek Utah's current business model. As Little Creek Utah currently has no material business operations and is not profitable, the Board of Directors and management feels that the Mortgage Store Acquisition is important to creating value in Little Creek Utah for its stockholders.

     The Mortgage Store Acquisition is designed to provide Mortgage Store with a public market for its common stock for the future benefit of its current sole stockholder and to enhance Mortgage Store's ability to seek future funding of its operations. This method of becoming a publicly-held company is believed by Mortgage Store and its sole stockholder to be less expensive and time consuming than an initial public offering.

Terms of the Mortgage Store Acquisition.
----------------------------------------

     On April 5, 2002, Little Creek Delaware entered into a Plan of Reorganization and Stock Exchange Agreement (the "Mortgage Store Agreement") with Mortgage Store and the Mortgage Store sole Stockholder. Travis T. Jenson President of Little Creek Utah; Duane S. Jenson, the principal stockholder of Jenson Services, Inc., a Utah corporation, a financial consulting firm that has assisted in the negotiation of the Mortgage Store Agreement on Little Creek Utah's behalf and a stockholder of Little Creek Utah; and Jenson Services, were also parties to the Mortgage Store Agreement, and made, with Little Creek Utah, the representations and warranties of Little Creek Utah contained therein. Pursuant to the terms of the Mortgage Store Agreement, Little Creek Delaware will acquire Mortgage Store through the exchange of 9,500,000 shares of common stock for all of Mortgage Store's outstanding shares of common stock. Mortgage Store's business will be the focus of Little Creek Delaware's operations going forward. Management of Mortgage Store will also assume similar roles with Little Creek Delaware. Current directors and management of Little Creek Delaware will resign at the closing of the Mortgage Store Acquisition. Additional negotiated terms of the Mortgage Store Acquisition call for the name of Little Creek Delaware to be changed to "TMSF Holdings, Inc."

     Upon completion of the Mortgage Store Acquisition, Little Creek Delaware is expected to have the following shares of common stock outstanding:


Class of Stockholder          Shares of Common Stock    Percentage
--------------------          ----------------------    ----------

Current Stockholders of              336,365                 3.40%
  Little Creek Delaware

Mortgage Store Stockholder         9,500,000                96.60%
                                   ---------              -------
   Totals:                         9,836,365              100.00%


     Although current stockholders will be diluted by the Mortgage Store Acquisition, the Board of Directors and management of Little Creek Utah believe that this transaction is in Little Creek Utah's and its stockholders' best interests for the reasons stated above under the heading "Reasons for the Transaction."


Effective Date.
---------------

     The Mortgage Store Acquisition will become effective upon the completion of all matters referred to herein. The Mortgage Store Acquisition is expected to be completed shortly after the Annual Meeting, assuming all conditions precedent have been met.

Conditions to the Mortgage Store Agreement.
-------------------------------------------

     The obligation of Little Creek Utah and Mortgage Store to the closing of the Mortgage Store Acquisition are subject to certain conditions, including the following:

     (1) Little Creek must have changed its domicile to the State of Delaware;

     (2) 1,295,118 Little Creek Utah shares of common stock shall have been delivered for cancellation as follows: 545,118 shares of the 545,118 shares owned by Art Beroff; 250,000 shares of the 285,000 shares owned by Thomas J. Howells; 250,000 shares of the 285,000 shares owned by James P. Doolin; and 250,000 shares of the 250,000 shares owned by Jenson Services. Those persons canceling and retaining a portion of their shares of the Reorganized Little Creek to assist in satisfying this condition to the Mortgage Store Agreement believe that the closing of the Mortgage Store Acquisition will enhance the value of the shares that they will retain; Jenson Services has negotiated to convey to Mr. Beroff, who will be canceling all of his shares of the Reorganized Little Creek to assist in satisfying this condition, approximately 16% (26,283 shares) of the "restricted securities" that it may acquire under its Consulting Agreement that is discussed in the following paragraph.

     (3) Little Creek Delaware (at that time the entity will be known as "TMSF Holdings, Inc.") will enter into a one year consulting agreement (the "Consulting Agreement") with Jenson Services pursuant to which principals and/or employees and agents of Jenson Services will perform those tasks and pay those expenses that are set forth in Exhibit A to the Consulting Agreement. In consideration for the services to be provided under the Consulting Agreement, as well as for the agreement of Jenson Services to indemnify and hold harmless Little Creek Utah, Little Creek Delaware and Mortgage Store for any and all past liabilities of any type or nature whatsoever of Little Creek Utah and Little Creek Delaware existing at closing, including expenses of Little Creek Utah or Little Creek Delaware related to the Mortgage Store Acquisition and otherwise, and providing certain representations and warranties herein, the Reorganized Little Creek will pay Jenson Services the sum of $265,000 and issue five year warrants to purchase 163,635 shares of its post-Mortgage Store Acquisition authorized shares at a per share exercise price of $0.05 (the "Consultant's Warrants"). The Consultant's Warrants shall provide for a cashless exercise at the option of the holder thereof. Copies of the Consulting Agreement and the Consultant's Warrants are attached to this Information Statement. See the Table of Contents for information concerning the location of each of the attached Exhibits described in the caption "Exhibits" herein.

     (4) The representations and warranties made by or on behalf of each of the parties in the Mortgage Store Agreement or in any certificate or document delivered by a party pursuant to the provisions of the Mortgage Store Agreement shall be true in all material respects at and as of the closing as though such representations and warranties were made at and as of such time;

     (5) The parties shall each have performed and complied with all covenants, agreements and conditions required by the Mortgage Store Agreement to be performed or complied with prior to or at the closing. These conditions include delivering financial information to the other party, receiving stockholder approval from Little Creek Utah and Mortgage Store's sole stockholder and amending Little Creek Delaware's Articles of Incorporation to change the name of Little Creek Delaware to "TMSF Holdings, Inc." The parties will also have to deliver certificates of good standing from the States of Delaware and California indicating they are both in good standing as corporations. They will also deliver officers certificates stating the companies have complied with the terms of the agreement including receiving stockholder approval, and there are no material changes in business, except those anticipated by the Agreement;

     (6) All Mortgage Store nominees to the Board of Directors of Little Creek Delaware shall have been elected as the directors of Little Creek Delaware or the Reorganized Little Creek;

     (7) All instruments and documents delivered to a party pursuant to the provisions of the Mortgage Store Agreement shall be reasonably satisfactory to counsel for the other parties; and

     (8) The Mortgage Store stockholder shall deliver to Little Creek Delaware a letter commonly known as an "investment letter" acknowledging that the shares of Little Creek Delaware's common stock being issued in exchange for the Mortgage Store shares are being acquired for investment purposes.

Representations and Warranties.
-------------------------------

     Little Creek Delaware and Mortgage Store have made certain representations and warranties to each other with respect to, among other things, the organization and good standing of each of Little Creek Delaware and Mortgage Store, authorization of the Mortgage Store Agreement, capitalization, stock ownership, validity and legality of stock, ownership of assets, contractual and other commitments, liabilities, financial statements, absence of material adverse changes, disclosure of material facts, availability of certain documents and records, accuracy of certain documents, and legal and other proceedings. Each party must verify the accuracy of these representations up through the closing of the Mortgage Store Acquisition. The representations and warranties of Little Creek Utah must also be made by Messrs. T. Jenson and D. Jenson and Jenson Services as parties to the Mortgage Store Agreement.

Expenses.
---------

     Little Creek Delaware and Mortgage Store will each pay their own expenses of the Mortgage Store Acquisition, with the exception that Mortgage Store has agreed to pay $10,000 of legal expenses of Little Creek Utah and Little Creek Delaware with regard to the Mortgage Store Acquisition, which sum has been deposited in the trust account of Little Creek Utah's counsel for billing purposes to the maximum of this amount. If the Mortgage Store Acquisition is not completed by December 31, 2002, through no fault of Little Creek Utah, Little Creek Delaware and Jenson Services Presently, the only expenses of the parties are for legal, accounting, printing and mailing costs. Little Creek Utah and Little Creek Delaware anticipate these costs to be around $15,000 for legal and accounting, and printing and mailing expenses to be around $5,000, but may be higher. Mortgage Store also only anticipates legal, accounting, printing and mailing costs. Presently, Mortgage Store is estimating legal and accounting costs to be around $100,000, with printing and mailing expenses to be around $10,000. Neither party is paying outside consultants to assist in the Mortgage Store Acquisition other than the attorneys and accountants or the amounts to be paid to Jenson Services outlined above under the heading

"Conditions to the Mortgage Store Acquisition" and the related Consultant's Warrants that are being granted to Jenson Services.

Accounting Treatment.
---------------------

     The Mortgage Store Acquisition is expected to be accounted for as a "reverse acquisition" which results in a recapitalization treatment on the financial statements of Little Creek Delaware with Mortgage Store deemed to be the acquiring corporation for financial accounting purposes. The legal status of Little Creek Delaware as the parent corporation of Mortgage Store will not change.

Regulatory Approval.
--------------------

     No specific federal or state regulatory approvals must be obtained by Little Creek Utah or Little Creek Delaware in order to consummate the Mortgage Store Acquisition other than general compliance with applicable corporation law and state and federal securities laws.

Termination.
------------

     At any time prior to the consummation of the Mortgage Store Acquisition, notwithstanding the approval of the Mortgage Store Agreement by the stockholders of either or both of Little Creek Utah and Little Creek Delaware and Mortgage Store, the Mortgage Store Agreement may be terminated and the Mortgage Store Acquisition abandoned by the mutual consent of the Board of Directors of Little Creek Delaware and Mortgage Store. Little Creek Utah presently knows of no reason why the Mortgage Store Acquisition might be abandoned.

Change of Corporate Name.
-------------------------

     At or about the time of the Mortgage Store Acquisition, Little Creek Delaware will change its name to "TMSF Holdings, Inc." or a derivation thereof as determined by the Board of Directors, and subject to the availability of the name for use in Delaware. The name change will be accomplished by filing a Certificate of Amendment to the Certificate of Incorporation of Little Creek Delaware in Delaware.

Dissenters' Rights of Appraisal.
--------------------------------

     There are no dissenters' rights of appraisal applicable to the Mortgage Store Agreement or the closing of the Mortgage Store Acquisition.

Vote Required for Approval.
---------------------------

     The Mortgage Store Acquisition can be closed without stockholder approval by resolution of the Board of Directors only under Delaware Law.

Interest of Certain Persons in the Mortgage Store Acquisition.
--------------------------------------------------------------

     In considering the recommendation of Little Creek Utah's Board of Directors and management with respect to the Mortgage Store Acquisition, neither Little Creek's Board of Directors nor members of its management (or Mortgage Store's Board of Directors or management following closing) will receive any benefits arising from their ownership of Little Creek Delaware's common stock as a result of the Mortgage Store Acquisition that will not be equally extended to all of Little Creek Delaware's and Mortgage Store's stockholders. No member of Little Creek Utah's or Little Creek Delaware's management has an ownership interest in Mortgage Store and, the sole Mortgage Store stockholder has and will have no ownership interest in Little Creek Utah or Little Creek Delaware prior to the completion of the Mortgage Store Acquisition. However, Jenson Services, a stockholder of Little Creek Utah, will receive $265,000 and the Consultant's Warrants pursuant to the Consulting Agreement outlined above under the heading "Conditions to the Mortgage Store Agreement," paragraph (2) on closing of the Mortgage Store Acquisition.
Jenson Services is principally owned by Duane S. Jenson, who is the father of Travis T. Jenson, the President of Little Creek Utah. Travis T. Jenson is also an employee of Jenson Services who may be providing services to the Reorganized Little Creek under the Consulting Agreement of Jenson Services.

Tax Aspects of the Mortgage Store Acquisition.
----------------------------------------------

     The proposed acquisition of Mortgage Store by Little Creek Delaware is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. If the acquisition qualifies as a tax-free reorganization, no gain or loss will be recognized for income tax purposes by either Little Creek Delaware or Mortgage Store as a result of the acquisition. There will not be any material tax effects on Little Creek Utah's or Little Creek Delaware's existing stockholders as a result of the Mortgage Store Acquisition. However, neither Little Creek Utah, Little Creek Delaware nor Mortgage Store has requested a tax ruling from the Internal Revenue Service with respect to the Mortgage Store Acquisition. Accordingly, no assurance can be given that the acquisition will qualify as a tax-free reorganization. If the acquisition does not qualify for tax free treatment, the Mortgage Store stockholder will be deemed to have sold his shares for Little Creek Delaware common stock and be taxed on the difference between his basis in Mortgage Store common stock and the value of the Little Creek Delaware common stock. Little Creek Utah and Little Creek Delaware stockholders should have no tax affect since they are not receiving any new shares.

Restricted Nature of Securities.
--------------------------------

     The shares of Little Creek Delaware's common stock to be issued to the sole Mortgage Store stockholder in connection with the Mortgage Store Acquisition will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be deemed "restricted securities" as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act. Accordingly, such shares will be issued in reliance on the exemption from such registration requirements provided by
Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. In order to claim the availability of the exemptions, the sole Mortgage Store stockholder will be required to make representations to Little Creek Delaware with respect to the acquisition of Little Creek Delaware's common stock, including that he is either an "accredited investor" as that term is defined under Rule 501 of Regulation D of the Securities Act, or has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, such that Little Creek Delaware reasonably believes that the sole Mortgage Store stockholder comes within the scope of the exemption. Such shares will be "restricted securities," and the certificate will bear legends restricting their subsequent resale in the absence of registration under the Securities Act or the availability of an exemption therefrom. The sole Mortgage Store stockholder has been provided information regarding Little Creek Utah and Little Creek Delaware and their business and financial condition including copies of Little Creek Utah's reports that have been filed by Little Creek Utah with the Securities and Exchange Commission. In addition, the sole Mortgage Store stockholder has met and/or was given opportunity to ask questions of Little Creek Utah's and Little Creek Delaware's officers and directors. Within 15 days following the issuance of Little Creek Delaware's common stock to Mortgage Store's sole stockholder, Little Creek Delaware will file the requisite Notice of Sale of Securities on Form D with the Securities and Exchange Commission.

Pro Forma Combined Financial Statements.
----------------------------------------

                 PRO FORMA FINANCIAL INFORMATION

   SELECTED UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

     The following unaudited pro forma financial information is provided in this Information Statement to show how Little Creek, Inc.'s balance sheet as of March 31, 2002, and its statement of operations for the year ended December 31, 2001, would have looked if the merger had been completed on March 31, 2002 for the pro forma balance sheet as of March 31, 2002 and January 1, 2001 and 2002 for the pro forma statement of operations. The pro forma balance sheet as of March 31, 2002 has been derived from the unaudited balance sheet of The Mortgage Store, Inc. as of March 31, 2002 and the unaudited balance sheet of Little Creek, Inc. as of April 30, 2002. The unaudited balance sheet of Little Creek, Inc. as of April 30, 2002 has been considered as its balance sheet at March 31, 2002 to conform to the balance sheet date of the audited financial statements of The Mortgage Store, Inc. There were no significant transactions in Little Creek, Inc. during April 2002. The pro forma statement of operations for the year ended December 31, 2001, is derived from the audited financial statements of The Mortgage Store, Inc. as of and for the year ended December 31, 2001, and Little Creek, Inc.'s unaudited financial statements as of and for the twelve months ended January 31, 2002, combined and adjusted to give effect to the merger. The pro forma statements of operations of Little Creek, Inc. as of March 31, 2002 has been derived from the unaudited statements of operations of The Mortgage Store, Inc. for the three months ended March 31, 2002 and of Little Creek, Inc. for the three months ended April 30, 2002. There were no significant transactions in Little Creek, Inc. in January and April 2002.

     The financial statements of The Mortgage Store, Inc. for the year ended December 31, 2001, have been audited by the independent auditor's, Singer, Lewak, Greenbaum & Goldstein LLP. Singer, Lewak, Greenbaum & Goldstein LLP's report on the financial statements of The Mortgage Store, Inc. for the year ended December 31, 2001, which commences on page 67 in Little Creek Utah's Information Statement, expresses an unqualified opinion on those financial statements. The information should be read in conjunction with the financial statements, related notes, and other financial information included elsewhere in this Information Statement.

     The unaudited pro forma financial information was prepared using the purchase method of accounting. The pro forma financial information reflects the reverse acquisition of Little Creek, Inc. by The Mortgage Store, Inc., the accounting acquirer.

     If the merger had actually been completed on those dates, the acquired company might have performed differently. You should not rely on the pro forma financial information as an indication of the results that would have been achieved if the merger had taken place earlier or the future results that will be experienced after completion of the merger.

Unaudited Pro Forma Condensed Statement of Operations
for the Year Ended December 31, 2001
                        Mortgage       Little
                         Store         Creek
                       Historical     Historical   Pro Forma       Combined
                           2001          2001         Adj           Total
Loan Income
 Sale of mortgages     6,951,321            0             0      6,951,321
 Loan origination fee     47,355            0             0         47,355
                       ---------     --------      --------      ---------
 Total loan income     6,998,676            0             0      6,998,676
Cost of loan
 origination and
 sale of mortgages     4,239,016            0             0      4,239,016
                       ---------     --------      --------      ---------
Gross Profit           2,759,660            0             0      2,759,660

Operating Expenses     2,627,232        8,832                    2,541,064
                       ---------     --------      --------      ---------
Income before other
 income/(expenses)       132,428       (8,832)            0        218,596

Total other income/
 (expenses)              (31,250)      (1,700)            0        (32,950)
                      ----------     --------      --------      ---------
Income/(loss) before
 provision for
 income taxes            101,178      (10,532)            0        185,646

Provision for
 income taxes            (51,000)           0             0        (51,000)
                       ---------     --------      --------      ---------
Net Income/(loss)         50,178      (10,532)            0         39,646

Less Preferred
 dividends                20,000            0     (a)20,000              0
                       ---------     --------       -------       --------
Net Income (loss)
 available to
 common share-
 holders               $  30,178     $(10,532)       20,000         39,646
                       =========     ========       =======       =========

Basis and fully
 diluted earnings/(loss)
 per share             $    2.68     $  (0.01)                    $    0.00
                       =========     ========       =======       =========
Basic and fully
 diluted weighted
 average common
 shares outstanding       11,250    1,542,880                    14,836,365
                       =========    =========                    ==========

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001

Note 2: The unaudited pro forma combined condensed statement of operations is based on the audited financial statements of The Mortgage Store, Inc. for the year ended December 31, 2001, and the audited financial statements of Little Creek, Inc. for the year ended July 31, 2001, unaudited financial statements of Little Creek, Inc. for the six months ended January 31, 2001 and 2002 after giving effect to the pro forma adjustments, if any, resulting from the merger of The Mortgage Store, Inc. and Little Creek, Inc. as if the merger took place as of January 1, 2002.

          (a) Elimination of preferred dividend due to redemption of preferred stock.

          (b) In connection with the merger, The Mortgage Store, Inc. entered into a consulting agreement with Jenson Services, Inc. for one year for $256,000 plus 163,635 warrants at an exercise price of $0.05 per share valued at $0.05 per share based on management's estimate of fair value of the Company's common stock which will result in charge of approximately $258,000 ($155,000 net of tax at 40%) is not included in the pro forma adjustments because it will be a one time charge resulting directly from the merger and will be included in determining the income of the registrant within the twelve months following the merger. The fair value of the warrants of approximately $2,000 was computed using the Black-Scholes option pricing model using the following assumptions:
               expected dividend yield of 0%, expected volatility of 0%, risk free interest rate of 5% and expected life of 5 years.

The Mortgage Store, Inc.
Unaudited Pro Forma Combined Balance Sheet
As of March 31, 2002
               Mortgage        Little
                Store           Creek     Pro Forma Adjustments    Combined
               Historical     Historical     Debit       Credit       Total
CURRENT ASSETS
Cash & cash
 equivalents        246,196       620 (b)  3,000,000 (b) 1,492,800   1,754,016
Mortgage loans
 receivable      29,928,901         0              0                29,928,901
Prepaid expenses
 and other
 current assets      22,255         0              0                    22,255
                 ----------    ------      ---------     ---------  ----------
Total current
 assets          30,197,352       620      3,000,000     1,492,800  31,705,172
Restricted
 Cash               539,365         0              0                   539,365
PROPERTY &
 EQUIPMENT          150,681     7,435              0                   158,116
Deposits and
 other assets     1,307,822         0              0                 1,307,822
                 ----------  --------      ---------     ---------  ----------
TOTAL ASSETS     32,195,220     8,055      3,000,000     1,492,800  33,710,475
                 ==========  ========      =========     =========  ==========

CURRENT LIABILITIES
Warehouse line
 of credit       29,975,545         0              0                29,975,545
Accounts payable
 & accrued
 expenses           607,589     3,400              0                   610,989
Income taxes
 payable             43,603                        0                    43,603
Payable to
 shareholder              0     7,026  (c)     3,000                     4,026
Deferred tax
 liability            2,000         0              0                     2,000
                 ----------  --------      ---------      --------  ----------
Total current
 liabilities     30,628,737    10,426          3,000             0  30,636,163

Note Payable                   17,000  (c)    17,000             0           0

STOCKHOLDER'S EQUITY

Common stock          7,500     1,631  (a)    (1,631)    3,000,000   3,007,500
Preferred Stock -
 Class A            275,000            (b)   275,000                         0
Preferred Stock -
 Class B            217,800            (b)   217,800                         0
Preferred Stock -
 Class C          1,000,000            (b) 1,000,000                         0
Additional paid
 in capital          42,500    47,751  (a)   (67,122)  (c)  20,000      43,129
Retained earnings    23,683   (68,753) (a)    68,753                    23,683
                 ----------  --------      ---------      --------  ----------
Total stockholders'
 equity           1,566,483   (19,371)     1,492,800     3,020,000   3,074,312
                 ----------  --------      ---------     ---------  ----------
TOTAL LIABILITIES
 & STOCKHOLDERS'
 EQUITY          32,195,220     8,055      1,512,800     4,512,800  33,710,475
                 ==========   =======      =========     =========  ==========

NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
AS OF MARCH 31, 2002

Note 1: The unaudited pro forma combined balance sheet is based on the unaudited balance sheet of The Mortgage Store, Inc. as of March 31, 2002, and the unaudited balance sheet of Little Creek, Inc. as of April 30, 2002 to reflect the merger between The Mortgage Store, Inc. and Little Creek, Inc. as if the transaction took place On March 31, 2002, accounted for as a reverse acquisition of Little Creek, Inc. by The Mortgage Store, Inc.

          The unaudited balance sheet of Little Creek, Inc. as of April 30, 2002 has been considered as its balance sheet as of March 31, 2002. There were no significant transactions in Little Creek, Inc. during April 2002.

     (a) Recapitalization of Mortgage Store following the reverse acquisition of Little Creek, Inc. by TMSI resulting in the elimination of Little Creek, Inc.'s accumulated deficit against additional paid-in capital.

    (b) Redemption of preferred stock with concurrent issuance of 5,000,000 shares of common stock for $3,000,000.

    (c) Little Creeks' stockholder contributed note payable and related interest to capital.

Unaudited Pro Forma Condensed Statement of Operations
for the Three Months Ended March 31, 2002
                      Mortgage        Little
                       Store           Creek
                      Historical     Historical   Pro Forma       Combined
                        2002           2002          Adj            Total
Loan Income
 Sale of mortgages     1,803,753            0             0      1,803,753
 Loan origination fee     44,811            0             0         44,811
                       ---------     --------      --------      ---------
 Total loan income     1,848,564            0             0      1,848,564
Cost of loan
 origination and
 sale of mortgages       969,202            0             0        969,202
                       ---------     --------      --------      ---------
Gross Profit             879,362            0             0        879,362

Operating Expenses       783,144        1,129             0        784,273
                       ---------     --------      --------      ---------
Income before other
 income/(expenses)        96,218       (1,129)            0         95,089
Total other income/
 (expenses)                4,092            0             0          4,092

Income/(loss) before
 provision for
 income taxes            100,310       (1,129)            0         99,181

Credit(Provision) for
 income taxes            (43,000)            0             0       (43,000)
                       ---------     --------      --------      ---------
Net Income/(loss)         57,310       (1,129)            0         56,181

Less Preferred
 dividends                63,375            0     (a)63,375              0
                       ---------     --------       -------       --------
Net Income (loss)
 available to
 common share-
 holders               $  (6,065)     $ (1,129)       63,375          56,181
                       =========      ========       =======       =========
Basis and fully
 diluted earnings/(loss)
 per share             $   (0.81)     $  (0.00)                    $    0.00
                       =========      ========       =======       =========
Basic and fully
 diluted weighted
 average common
 shares out-
 standing                  7,500    1,631,483                    14,836,365
                       =========    =========                    ==========

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2002

Note 2: The unaudited pro forma combined condensed statement of operations is based on the unaudited financial statements of The Mortgage Store, Inc. for the three months ended March 31, 2002, and the unaudited financial statements of Little Creek, Inc. for the three months ended April 30, 2002 after giving effect to the pro forma adjustments, if any, resulting from the merger of The Mortgage Store, Inc. and Little Creek, Inc. as if the merger took place as of January 1, 2002.

          (a) Elimination of preferred dividend due to redemption of preferred stock.

          (b) In connection with the merger, Little Creek, Inc. entered into a consulting agreement with Jenson Services for one year for $256,000 plus 163,635 warrants at an exercise price of $0.05 per share valued at $0.05 per share based on management's estimate of fair value of the Company's common stock which will result in charge of approximately $258,000 ($155,000 net of tax at 40%) is not included in the pro forma adjustments because it will be a one time charge resulting directly from the merger and will be included in determining the income of the registrant within the twelve months following the merger. The fair value of the warrants of approximately $2,000 was computed using the Black-Scholes option pricing model using the following assumptions: expected dividend yield of 0%, expected volatility of 0%, risk free interest rate of 5% and expected life of 5 years.

                         PROPOSAL NO. 3
                     ELECTION OF DIRECTORS

     In accordance with the terms of the Mortgage Store Agreement, the current directors of Little Creek Utah and/or Little Creek Delaware have agreed to tender their resignation and to appoint nominees of Mortgage Store to the Board of Directors. Mortgage Store has nominated Raymond Eshaghian, H. Wayne Snavely and Massoud Yashouafar to serve on the Board of Directors of the Reorganized Little Creek under the Mortgage Store Agreement. The election of these persons to the Board of Directors will be submitted at the Annual Meeting, The individuals, when elected, will serve until the next annual stockholders' meeting and until their successors are duly elected and qualified. Certain persons who own in excess of a majority of our outstanding voting securities have agreed to vote in favor of all of the Proposals, which include the election of these persons to the Board of Directors. Biographical information on the nominees is set forth below.

Raymond Eshaghian.
------------------

     Raymond Eshaghian has served as the President of The Mortgage Store Financial since July 1995. Mr. Eshaghian has served as a director of the Mortgage Store Financial since September 1992. Mr. Eshaghian also served as our Vice-President from May 1994 to July 1995.

H. Wayne Snavely.
-----------------

     H. Wayne Snavely was Chairman of the Board and Chief Executive Officer of Imperial Credit Industries, Inc. from December 1991 to August 2001. Mr. Snavely also served as President of Imperial Credit Industries, Inc. from February 1996 to August 2001. Mr. Snavely served as a director of Imperial Bank from 1975 to 1983 and from 1993 to January 1998. Mr. Snavely serves on the Board of Visitors of the Graduate School of Business Management at Pepperdine University.

Massoud Yashouafar.
-------------------

     Mr. Yashouafar is an owner and Chief Executive Officer of Supreme Real Estate Group, a commercial real estate investment and management company in Los Angeles, California. Mr. Yashouafar has served as Chief Executive Officer since 2000. Prior to becoming Chief Executive Officer, Mr. Yashouafar served as Executive Vice President from 1993 to 2000. Additionally, Mr. Yashouafar served as Vice President of Supreme Property Management Company from 1983 to 1993. Massoud Yashouafar graduated from California State University at Northridge in 1982 with a degree in Business Administration.


Vote Required for Election.
---------------------------

     The election of these persons as directors is subject to the affirmative vote of a majority of a quorum of our stockholders, and a quorum is a majority of the outstanding voting securities of Little Creek Utah. 1,631,483 shares are presently outstanding and required to vote. Certain persons owning approximately 85% of these outstanding securities have agreed to vote in favor of the Re-domicile Merger; no additional votes are required or necessary to complete this Proposal.

                         PROPOSAL NO. 4
    AMENDMENT TO THE ARTICLES OF INCORPORATION-NAME CHANGE.

     Following the completion of the change of domicile and the closing of the Mortgage Store Acquisition, Little Creek Delaware has agreed to amend Little Creek Delaware's Articles of Incorporation to change its name to "TMSF Holdings, Inc." Certain persons who own in excess of a majority of our outstanding voting securities have agreed to vote in favor of all of the Proposals, which include this change of name.

Vote Required for Approval.
---------------------------

     The name change must be approved by persons owning a majority of the outstanding voting securities of Little Creek Utah. 1,631,483 shares are presently outstanding and required to vote. Certain persons owning approximately 85% of these outstanding securities have agreed to vote in favor of the Re-domicile Merger; no additional votes are required or necessary to complete this Proposal.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.
--------------------------------------------------

     This Information Statement contains certain forward-looking statements with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for stock of Little Creek Utah and/or Little Creek Delaware and other matters. Statements in this Information Statement that are not historical facts are hereby identified as "forward-looking statements." Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, in each case relating to Little Creek Utah and/or Little Creek Delaware, wherever they occur in this Information Statement, are necessarily estimates reflecting the best judgment of the management of Little Creek Utah and/or Little Creek Delaware and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.
Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Information Statement. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

     *    the performance of Mortgage Store's overall objectives;

     *    current and future interest rates on original and re-financings;
          and

     * the effects of vigorous competition in the markets in which the Reorganized Little Creek intends to operate.

     Words such as 'estimate', 'project', 'acquisition,' 'intend', 'expect', 'believe' and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Information Statement. Little Creek Delaware's stockholders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made.

                        LITTLE CREEK UTAH

Business Development.
---------------------



     Organization and Charter Amendments.
     ------------------------------------

     Little Creek Utah was organized under the laws of the State of Utah on September 30, 1980, under the name "Blue Gander Exploration, Inc.," to conduct any or all lawful business for which corporations may be organized.

     Its initial authorized capital was $50,000 consisting of 50,000,000 shares of $0.001 par value common voting stock.

     On October 29, 1988, the Articles of Incorporation were amended to reflect a four for one reverse split of its outstanding securities and a name change from Blue Gander Exploration, Inc. to "North American Sign
Corporation."

     The Articles of Incorporation were also amended on August 16, 1999, to reflect a 25 for one reverse split of its outstanding securities. All computations in this Information Statement take into account these re-capitalizations.

     On October 14, 1999, the Articles of Incorporation were again amended to reflect a name change from North American Sign Corporation to "Little Creek, Inc."

     A copy of Little Creek Utah's Articles, as amended, was attached to Little Creek Utah's 10-SB Registration Statement filed with the Securities and Exchange Commission on December 1, 1999, and is incorporated herein by reference, as Exhibits 3.1, 3.3(i), 3.3(ii) and 3.3(iii) of that Registration Statement. See the Table of Contents for information concerning the location of each of the attached Exhibits described in the caption "Exhibits" herein.

Business.
---------

     Little Creek Utah was incorporated to engaged in natural resources ventures of all kinds, including but not limited to crude oil, natural gas, energy fuels of conventional or synthetic character and energy fuels of an alternative nature, like wind, solar, geothermal, tidal, nuclear fusion and biomass. Those operations proved to be unsuccessful.

     Currently, Little Creek Utah offers short and long-term rentals of recreation vehicles to both businesses and individuals.

Risk Factors.
-------------

     Early Stage of Development.
     ---------------------------

     Little Creek has recently initiated its business objective of renting recreational equipment. It is subject to all of the risks inherent in any new business. These risks include but are not limited to:

     * the need for substantial capital to support its development efforts;

     * the need to attract and retain qualified personnel and experienced management;

     *     losses associated with start-up operations; and

     *     competition.

     Losses Associated With Start-Up Enterprises.
     --------------------------------------------

     Little Creek Utah's business operations are highly speculative and are subject to the same types of risks inherent in any new or unproven venture, and will include those types of risk factors outlined below.

     * Limited Assets; No proven source of Revenue. Little Creek Utah has limited assets and has had no revenue for over the past ten years until commencement of its recent operations, and those revenues have been minimal.

     * Risks of "Penny Stock." Our common stock is "penny stock" as defined in Rule 3a51-1 of the Securities and Exchange Commission. Penny stocks are stocks:

          -     with a price of less than five dollars per share;

          -     that are not traded on a "recognized" national exchange;

          - whose prices are not quoted on the NASDAQ automated quotation system; or

          - in issuers with net tangible assets less than $2,000,000, if the issuer has been in continuous operation for at least three years, or $5,000,000, if in continuous operation for less than three years, or with average revenues of less than $6,000,000 for the last three years.

               Section 15(g) of the Exchange Act and Rule 15g-2 of the Securities and Exchange Commission require broker/dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before making any transaction in a penny stock for the investor's account. You are urged to obtain and read this disclosure carefully before purchasing any of our shares.

               Rule 15g-9 of the Securities and Exchange Commission requires broker/dealers in penny stocks to approve the account of any investor for transactions in these stocks before selling any penny stock to that investor. This procedure requires the broker/dealer to:

               - get information about the investor's financial situation, investment experience and investment goals;

               - reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor can evaluate the risks of penny stock transactions;

               - provide the investor with a written statement setting forth the basis on which the broker/dealer made his or her determination; and

               - receive a signed and dated copy of the statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment goals.

               Compliance with these requirements may make it harder for our stockholders to resell their shares, especially since there has been no "established public market" for our common stock during the past five years.

     * Minimal and Seasonal Operations. Our present operations are seasonal and minimal and are not anticipated to ever bring substantial revenues to us.

Principal Products or Services and their Markets.
-------------------------------------------------

     Our principal products are rental equipment. The rental industry is a competitive market, management believes that through a variety of advertisement mediums we may be able to obtain a share of the market.

Competition; Low Barriers to Entry.
-----------------------------------

     The market for recreational vehicles rentals is a relatively old and established market. The Company expects competition to persist, and possibly increase in the future. As a strategic response to changes in the competitive environment, we may from time to time make certain pricing, service or marketing decisions that could have a material adverse effect on our business, financial condition and results of operations.

     In addition, our ability to maintain future client relationships and generate new clients will depend to a significant degree on the quality of our services and our reputation among our clients and our potential clients, compared with the quality of the services provided by, and the reputations of, our competitors.

     There are relatively low barriers to entry into our business industry. Because firms such as us rely on the skill of personnel and the quality of products offered, we have no patented products or services that would preclude or inhibit competitors from entering our area of this market.

Sources and Availability of Raw Materials and Names of Principal Suppliers.
---------------------------------------------------------------------------

     None; not applicable.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements of Labor Contracts.
----------------

     None; not applicable.

Need for any Governmental Approval of Principal Products of Services.
---------------------------------------------------------------------

     We are not currently subject to direct government regulation, other than securities laws and the regulations thereunder applicable to all publicly owned companies, and laws and regulations applicable to businesses generally, and there are few laws or regulations directly applicable to rentals of recreational vehicles.

Effect of Existing or Probable Governmental Regulations on Business.
--------------------------------------------------------------------

     The integrated disclosure system for small business issuers adopted by the Securities and Exchange Commission in Release No. 34-30968 and effective as of August 13, 1992, substantially modified the information and financial requirements of a "Small Business Issuer," defined to be an issuer that has revenues of less than $25 million; is a U.S. or Canadian issuer, is not an investment company, and if a majority-owned subsidiary, the parent is also a small business issuer, provided, however, an entity is not a small business issuer if it has a public float (the aggregate market value of the issuer's outstanding securities held by non-affiliates) of $25 million or more. We are deemed to be a "small business issuer."

     The Securities and Exchange Commission, state securities commissions and the North American Securities Administrators Association, Inc. ("NASAA") have expressed an interest in adopting policies that will streamline the registration process and make it easier for a small business issuer to have access to the public capital markets.

Research and Development.
-------------------------

     None; not applicable.

Cost and Effects of Compliance with Environmental Laws.
-------------------------------------------------------

     None; not applicable.

Number of Employees.
--------------------

     Little Creek Utah currently has no employees. Little Creek Utah's officers will be responsible for all of Little Creek Utah's operations for the foreseeable future, unless the Mortgage Store Acquisition is completed.
Little Creek Utah will hire a service technician if necessary, and if Little Creek Utah is able to pay the worker's wage or salary from operating revenue.

Description of Property.
------------------------

     Little Creek Utah has two premium four-wheel recreational vehicles. Its business address is the office of one of its stockholder, Jenson Services, and is provided rent-free. Little Creek Utah has free access to Jenson Services' telephone and other office materials. Depending on Little Creek Utah's growth, Little Creek Utah may find it necessary to acquire an office and telephone system or its own, but management does not believe that this will be necessary in the near future, if the Mortgage Store Acquisition is not completed.

Legal Proceedings.
------------------

     Little Creek Utah is not a party to any pending legal proceeding. To the knowledge of management, no federal, state or local governmental agency is presently contemplating any proceeding against Little Creek Utah. No director, executive officer or affiliate of Little Creek Utah or owner of record or beneficially of more than five percent of Little Creek Utah's common stock is a party adverse to Little Creek Utah or has a material interest adverse to Little Creek Utah in any proceeding.

Submission of Matters to a Vote of Security Holders.
----------------------------------------------------

      During the fourth quarter of the fiscal year ended July 31, 2001, no matter was submitted to a vote of Little Creek Utah's securities holders, whether through the solicitation of proxies or otherwise.

Market for Common Equity and Related Stockholder Matters.
---------------------------------------------------------

     Market Information.
     -------------------

     Little Creek Utah shares have been traded on the OTC Bulletin Board under the symbol is "LCRK" since April 24, 2001; however, management does not expect any public market activity to develop unless and until Little Creek Utah completes an acquisition or merger. In any event, no assurance can be given that any market for Little Creek Utah's common stock will develop or be maintained.

     Holders.
     --------

     The number of record holders of Little Creek Utah's common stock as of the date of this Information Statement is approximately 103.

     Dividends.
     ----------

     Little Creek Utah has not declared any cash dividends with respect to its common stock and does not intend to declare dividends in the foreseeable future. The future dividend policy of Little Creek Utah cannot be ascertained with any certainty, and until Little Creek Utah completes any acquisition, reorganization or merger, as to which no assurance may be given, no such policy will be formulated. There are no material restrictions limiting, or that are likely to limit, Little Creek Utah's ability to pay dividends on its common stock.

Sales of "Unregistered" and "Restricted" Securities Over The Past Three Years.
------------------------------------------------------------------------------

     On August 16, 1999, Little Creek Utah issued 295,118 shares of its "restricted securities" (common stock) at a value of $0.005 per share to Jenson Services in consideration of the payment of $1,475.59 fee for audited financial statements prepared by its independent auditors and other corporate expenses incurred by it on behalf of Little Creek Utah. An aggregate of an additional 1,000,000 shares of its "restricted securities" (common stock)were also issued to Little Creek's four directors on that date, 250,000 shares to each, for past services rendered, valued at $0.005 per share.

Management's Discussion and Analysis or Plan of Operation.
----------------------------------------------------------

     Plan of Operation.
     ------------------

     Little Creek Utah has engaged in minimal material operations. Assuming the Mortgage Store Acquisition is not completed, its plan of operation for the next 12 months is to continue its current rental business and to advertise through a variety of mediums including: web-page, newspapers and flyers.

     During the next 12 months, Little Creek Utah's only foreseeable cash requirements will relate to maintaining Little Creek Utah in good standing in the state of Utah, payment of expenses associated to maintaining the rental vehicles, and advertisements. As of July 31, 2001, Little Creek Utah had $1,259 cash on hand. If additional funds are required during this period, such funds may be advanced by management or stockholders as loans to Little Creek Utah.

     Results of Operations.
     ----------------------

     Little Creek Utah has been involved in maintaining Little Creek Utah's good corporate standing in the State of Utah, renting recreational vehicles, participating in financing activities and advertising.

     During the quarterly period ended April 30, 2002, Little Creek Utah received $0 in revenue and incurred expenses of $1,129, stemming from general, administrative and interest expenses, compared with $3,036 in revenues for the same period of fiscal 2001.

     During the fiscal year ended July 31, 2001, Little Creek Utah had a net loss of ($8,182) on revenues of $3,036, compared to a loss of ($9,625) on no revenues for the fiscal year ended July 31, 2000.

     Liquidity.
     ----------

     At April 30, 2002, Little Creek Utah had total current assets of $8,055 and total liabilities of $27,426.

     As of the fiscal year ended July 31, 2001, Little Creek Utah had cash on hand of $1,259. Management believes that these funds will be sufficient to allow it to advertise and establish a customer base for its minimal operations during the next 12 months.

Financial Statements.
---------------------

     Financial Statements for the quarter ended April 30, 2002

          Balance Sheet - April 30, 2002 and July 31, 2001

          Statement of Operations for the three and nine month periods ended April 30, 2002 and 2001, and for the period from reactivation [March 14, 1998] through April 30, 2002

          Statements of Cash Flows for the three and nine month periods ended April 30, 2002 and 2001, and for the period from reactivation [March 14, 1999] through April 30, 2002

          Notes to financial statements

     Financial Statements for the years ended July 31, 2001 and 2000

          Independent Auditors' Report

          Balance Sheets - July 31, 2001

          Statements of Operations for the years ended
          July 31, 2001 and 2000

          Statements of Stockholders' Equity for the years ended July 31, 2001 and 2000

          Statements of Cash Flows for the years ended
          July 31, 2001 and 2000

          Notes to the Financial Statements

                               Little Creek, Inc.
                                  Balance Sheet
                         April 30, 2002 and July 31, 2001


                                                  04/30/2002      07/31/2001
                                                -------------    ------------
                                                  [Unaudited]       [Audited]
                                       ASSETS

Assets
        Current Assets:
        Cash                                    $         620   $      1,170
                                                -------------   ------------
        Total Current Assets:                             620          1,170

        Rental Equipment                               12,387         12,387
        Accumulated Depreciation                       (4,952)        (3,095)
                                                -------------   ------------
        Net Property                                    7,435          9,292

        Total Assets                            $       8,055   $     10,462
                                                -------------   ------------

                        LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
    Current Liabilities:
    Accrued Interest                            $       3,400   $      2,100
    Payable to shareholders                             7,026          3,769
                                                -------------   ------------
    Total Current Liabilities                          10,426          5,869

    Notes Payable                                      17,000         17,000

Total Liabilities                                      27,426         22,869
                                                -------------   ------------

Stockholders' Deficit:
    Common Stock, $.001 par value;
        authorized 50,000,000 shares; issued and
        outstanding, 1,491,483 shares                   1,631          1,631
    Paid-in Capital                                    47,751         47,751
    Accumulated Deficit                               (68,753)       (61,609)
                                                -------------   ------------
        Total Stockholders' Deficit                   (19,371)       (12,227)

        Total Liabilities and Stockholders'
        Deficit                                 $       8,055   $     10,462
                                                =============   ============

                      LITTLE CREEK, INC.
                   STATEMENTS OF OPERATIONS
 For the Three and Nine Month Periods Ended April 30, 2002 and 2001, and for the Period from Reactivation [March 14,1999] through April 30, 2002



                          Three Months           Nine Months      Reactivation
                              Ended                  Ended           through
                          4/30/02    4/30/01   4/30/02    4/30/01    4/30/02
                        ---------  ---------  --------- ---------- ----------
                       [Unaudited][Unaudited][Unaudited][Unaudited][Unaudited]
REVENUE
     Income             $       0  $       0 $        0 $    3,036 $    3,036
                        ---------  --------- ---------- ---------- ----------
NET REVENUE                     0          0          0      3,036      3,036

Operating Expenses

General & Administrative
Expenses                    1,129      2,466      5,895      7,918     28,360
                        ---------  --------- ---------- ---------- ----------
Total Operating Expenses    1,129      2,466      5,895      7,918     28,360
                        ---------  --------- ---------- ---------- ----------
Net Income Before Taxes $  (1,129) $  (2,466)$   (5,895)$   (4,882)   (25,324)
                        =========  ========= ========== ========== ==========

Income/Franchise taxes          0          0          0          0          0

Net loss                   (1,129)    (2,466)    (5,895)    (4,882)   (25,324)

Loss Per Share          $   (0.01) $   (0.01)$    (0.01)$    (0.01)     (0.01)
                        =========  ========= ========== ==========  =========

Weighted Average
Shares Outstanding      1,631,483  1,491,483  1,631,483  1,491,483  1,631,483
                        =========  ========= ========== ==========  =========

                      LITTLE CREEK, INC.
                   STATEMENTS OF CASH FLOWS
 For the Three and Nine Month Periods Ended April 30, 2002 and 2001, and for the Period from Reactivation [March 14,1999] through April 30, 2002


                          Three Months            Six Months      Reactivation
                              Ended                  Ended           through
                          4/30/02    4/30/01   4/30/02    4/30/01    4/30/02
                        ---------  ---------  --------- ---------- ----------
                       [Unaudited][Unaudited][Unaudited][Unaudited][Unaudited]

Cash Flows Used For Operating Activities
----------------------------------------

  Net Loss             $   (2,198) $ (2,466)  $ (6,964) $   (4,882)   (26,393)
  Adjustments to
  reconcile net loss to
  net cash used in
  operating activities:
    Increase/(Decrease)
    in Accrued Interest       450       425      3,128       1,275      6,897
    Increase/(Decrease)
    in loans from
    shareholder               579       125      1,817       1,140      4,912
    Increase/(Decrease)
    in Depreciation           619       619      1,469       1,857      5,191
    Issued shares for
    services                    0         0          0           0      5,400

                      -----------  --------   --------  ----------  ---------

      Net Cash Used
      For Operating
      Activities             (550)   (1,297)      (550)       (610)    (3,993)
                      ===========  ========   ========  ==========  =========

Cash Flows Provided by Investing Activities
-------------------------------------------

  Cash used to purchase
  equipment                     0         0          0           0    (12,387)

Cash Flows Provided by Financing Activities
-------------------------------------------

  Increase/(Decrease) in Notes
  Payable                       0         0          0       1,000     17,000

Net Increase In Cash         (550)   (1,297)       550         390        620

Beginning Cash Balance      1,170     2,556      1,170         869          0

Ending Cash Balance   $       620  $  1,259  $     620  $    1,259        620
                      -----------  --------  ---------  ----------  ---------

                 NOTES TO FINANCIAL STATEMENTS:

NOTE 1 - INTERIM FINANCIALS

Interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the periods. The April 30, 2001 balance sheet has been derived from the audited financial statements. These interim financial statements conform with the requirements for interim financial statements and consequently do not include all the disclosures normally required by generally accepted accounting principles.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

                               LITTLE CREEK, INC.
                          [A Development Stage Company]

              Financial Statements and Independent Auditors' Report

                                  July 31, 2001

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Little Creek, Inc. [a development stage company]


We have audited the accompanying balance sheet of Little Creek, Inc. [a development stage company] as of July 31, 2001, and the related statements of operations, stockholders' deficit, and cash flows for the periods ended July 31, 2001 and 2000, and for the period from Reactivation [March 14, 1999] through July 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management,
as well as evaluating  the overall financial  statement  presentation.   We
believe  that  our  audits  provide  a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Little Creek, Inc. [a development stage company] as of July 31, 2001, and the results of operations and cash flows for the periods ended July 31, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has accumulated losses from operations, minimal assets, and a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                           /S/MANTYLA MCREYNOLDS
                                           Mantyla McReynolds

Salt Lake City, Utah
August 20, 2001


                               LITTLE CREEK, INC.
                          [A Development Stage Company]
                                  Balance Sheet
                                  July 31, 2001


                                    ASSETS

Assets
Current Assets:
  Cash                                  1,170
                                             --------
       Total Current Assets                     1,170

  Rental Equipment - NOTES 1 & 7               12,387
  Accumulated Depreciation                     (3,095)
                                             --------
       Net Property                             9,292
                                             --------
                       Total Assets          $ 10,462
                                             ========

                 LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities:
  Current Liabilities:
  Accrued Interest                           $  2,100
  Payable to shareholders - NOTE 4              3,769
                                             --------
       Total Current Liabilities                5,869

  Note payable - NOTE 6                        17,000
                                             --------
                    Total Liabilities          22,869

Stockholders' Deficit:
  Capital Stock -- 50,000,000 shares
  authorized having a par value of $.001
  per share; 1,631,483 shares issued
  and outstanding - NOTE 5                      1,631
  Additional Paid-in Capital                   47,751
  Accumulated Deficit                         (42,360)
  Deficit accumulated during the development
    stage                                     (19,429)
                                            ---------
                Total Stockholders' Deficit   (12,407)
                                            ---------
Total Liabilities and Stockholders' Deficit $  10,462
                                            =========
                    See accompanying notes to financial statements.


                               LITTLE CREEK, INC.
                          [A Development Stage Company]
                            Statements of Operations
       For the Years Ended July 31, 2001 and 2000, and for the Period from
               Reactivation [March 14, 1999] through July 31, 2001

                                                                Reactivation
                                                                through July
                            2001                2000               31, 2001
                        --------------    ---------------     ---------------
Revenues                $         3,036   $             0     $         3,036

General &
Administrative Expenses           9,518             9,225              20,365
                        ---------------   ---------------     ---------------
     Operating Loss              (6,482)           (9,225)            (17,329)

Other Income / Expense
   Interest Expense              (1,700)             (400)             (2,100)
                        ---------------   ---------------     ---------------
Net Loss Before Income
Taxes                            (8,182)           (9,625)            (19,429)

Current Year Provision
for Income Taxes                      0                 0                   0
                        ---------------   ---------------     ---------------
Net Loss                $        (8,182)  $        (9,625)    $       (19,429)
                        ===============   ===============     ===============

Loss Per Share          $         (0.01)  $         (0.01)    $         (0.02)
                        ===============   ===============     ===============
Weighted Average Shares
Outstanding                   1,542,880         1,383,557           1,282,307
                        ===============   ===============     ===============

                         See accompanying notes to financial statements.

                               LITTLE CREEK, INC.
                          [A Development Stage Company]
                       Statements of Stockholders' Deficit
       For the Years Ended July 31, 2001 and 2000, and for the Period from
              Reactivation [March 14, 1999] through July 31, 2001


                                        Additional                    Net
                   Common    Common      Paid-in    Accumulated  Stockholders'
                   Shares     Stock      Capital      Deficit       Deficit
                ----------- --------- ------------  -----------  ------------
Balance at
reactivation,
[March 14, 1999]  4,875,000     4,875       36,631      (42,360)         (854)

Net loss for the
period March 15,
1999 through
July 31, 1999                                            (1,622)       (1,622)
                ----------- --------- ------------  -----------  ------------
Balance, July
31, 1999          4,875,000     4,875       36,631      (43,982)       (2,476)

August 31, 1999,
25:1 reverse
stock split      (4,678,635)   (4,679)       4,679

Issued stock
for expenses
($.005 per share)   295,118       295        1,181                      1,476

Issued stock to
officers ($.005
per share)        1,000,000     1,000        4,000                      5,000

Net Loss for
year ended
July 31, 2000                                              (9,625)     (9,625)
                ----------- --------- ------------  ------------- -----------
Balance, July
31, 2000          1,491,483     1,491       46,491        (53,607)     (5,625)

Issued stock for
expenses ($.01
per share)           35,000        35          315                        350

Issued stock to
officers ($.01
per share)          105,000       105          945                      1,050

Net Loss for
year ended
July 31, 2001                                              (8,182)     (8,182)
                ----------- --------- ------------  ------------- -----------
Balance, July 31,
2001              1,631,483 $   1,631 $     47,751  $     (61,789)$   (12,407)
                ===================== ============  ============= ===========

                         See accompanying notes to financial statements.

                               LITTLE CREEK, INC.
                          [A Development Stage Company]
                            Statements of Cash Flows
       For the Years Ended July 31, 2001 and 2000, and for the Period from
               Reactivation [March 14, 1999] through July 31, 2001

                                                                Reactivation
                                                                through July
                            2001                2000               31, 2001
                        --------------    ---------------     ---------------
Cash Flows Provided by/
(Used for) Operating
Activities:
Net Loss                $       (8,182)   $        (9,625)    $       (19,429)

Adjustments to reconcile
net income to net cash
provided by operating
activities:
  Depreciation                   2,476                619               3,095
  Issued shares for services     1,400              4,000               5,400
  Increase in current
    liabilities                  1,700                400               3,722
  Increase in loans from
    shareholders                 1,907              1,862               3,769
                           -----------        -----------       -------------
       Net Cash Used for
       Operating Activities       (699)            (2,744)             (3,443)

Cash Flows Provided by
Investing Activities
  Cash used to purchase
    equipment                        0            (12,387)            (12,387)
                           -----------        -----------       -------------
     Net cash used for
     investing activities            0            (12,387)            (12,387)

Cash Flows Provided by
Financing Activities
  Notes payable                  1,000             16,000              17,000
                           -----------        -----------       -------------
     Net cash from
     financing activities        1,000             16,000              17,000
                           -----------        -----------       -------------
        Net Increase/
        (Decrease) in Cash         301                869               1,170

Beginning Cash Balance             869                  0                   0
                           -----------        -----------       -------------
Ending Cash Balance        $     1,170        $       869       $       1,170
                           ===========        ===========       =============

Supplemental Disclosure of Cash Flow Information:
  Cash paid during the year
  for interest             $         0        $          0      $           0
  Cash paid during the year
  for income taxes         $       100        $          0      $         100


                         See accompanying notes to financial statements.

                               LITTLE CREEK, INC.
                          [A Development Stage Company]
                          Notes to Financial Statements
                                  July 31, 2001

NOTE 1         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               (a)    Organization

Little Creek, Inc. incorporated under the laws of the State of Utah on September 30, 1980 under the name of Blue Gander Exploration, Inc. On October 29, 1988 the Company amended its Articles of Incorporation and changed its name to North American Sign Corporation. The Company engaged in various investment activities through 1990. The Company was involuntarily dissolved in May 1, 1990 for failure to file an annual report. Since that time the Company was left dormant until March 14, 1999 when it was reactivated. On October 14, 1999 the company amended its Articles of Incorporation and changed its name to Little Creek, Inc.

The company is in the business of renting all terrain equipment to the general public. Minimal revenue has been generated as of July 31, 2001 from renting the equipment.

The financial statements of the Company have been prepared in accordance with U. S. generally accepted accounting principles.

The following summarizes the more significant of such policies:

               (b)    Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. Prior years' financial statements have not been restated to apply the provisions of the Statement. The cumulative effect of this change in accounting for income taxes as of July 31, 2001 is $0 due to the valuation allowance established as described in Note 3.

               (c)    Net Loss Per Common Share

In accordance with Financial Accounting Standards No. 128, "Earnings Per Share," basic loss per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share is computed using weighted average number of common shares plus dilutive common share equivalents outstanding during the period using the treasury stock method. There are not common stock equivalents as of July 31, 2001.

                               LITTLE CREEK, INC.
                          [A Development Stage Company]
                          Notes to Financial Statements
                                  July 31, 2001
                                   [Continued]

NOTE 1         ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
               [continued]

               (d)    Statement of Cash Flows

For purposes of the statements of cash flows, the Company considers cash on deposit in the bank to be cash. The Company had $1,170 cash at July 31, 2001.


               (e)    Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               (f)    Depreciation

Depreciation is computed principally using straight line based upon the various classes of assets. Expenditures for maintenance and repairs are expensed as incurred. Renewals and betterments are capitalized.

               (g)    Revenue Recognition

The Company recognizes revenue as it is earned or as rental services are provided to the customer.


NOTE 2         LIQUIDITY/GOING CONCERN

The Company has accumulated losses since inception amounting to $61,789, has minimal assets, and has a net working capital deficiency at July 31, 2001. These factors raise substantial doubt about the Company's ability to continue as a going concern. The company has invested in rental equipment but has recognized minimal revenues to date. Management plans include increasing rental operations or finding a well-capitalized merger candidate to recommence its operations (see Note 8). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                               LITTLE CREEK, INC.
                          [A Development Stage Company]
                          Notes to Financial Statements
                                  July 31, 2001
                                   [Continued]

NOTE 3         INCOME TAXES

Below is a summary of deferred tax asset calculations on net operating loss carry forward amounts. Loss carry forward amounts expire at various times through 2021. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized.

                                             NOL
Description                                Balance          Tax           Rate
   Federal Income Tax                   $       19,429 $      2,914       15%
   State Income Tax                             19,429          971        5%
   Valuation allowance                                       (3,886)
                                                       ------------
        Deferred tax asset 7/31/2001                   $          0

The valuation allowance has increased $1,636, from the prior year balance of $2,250.


NOTE 4         SHAREHOLDER LOAN

A shareholders has paid expenses on behalf of the Company in the amount of $1,907 and $1,862 for the years ended July 31, 2001 and 2000, respectively. The Company has recorded a liability for these expenses to the shareholder of $3,769, as of July 31, 2001. This unsecured loan bears no interest and is due on demand.

NOTE 5         COMMON STOCK/RELATED PARTY TRANSACTION

On August 16, 1999, the Company's Board of Directors resolved to effect a reverse split of the outstanding common stock on the basis of 25 for one, effective August 31, 1999, while retaining the current authorized capital and par value.

Also, on August 16, 1999, the directors authorized the issuance of post split shares in the following manner:

Description                                                   Number of Shares
--------------------------------------------      ----------------------------
Issued to shareholder for loan                                         295,118
Issued to directors for services                                     1,000,000
                                                  ----------------------------
     Total shares issued                                             1,295,118

                            LITTLE CREEK, INC.
                      [A Development Stage Company]
                      Notes to Financial Statements
                             July 31, 2001
                              [Continued]

NOTE 6         NOTE PAYABLE/RELATED PARTY TRANSACTION

The Company borrowed funds from a related party, an entity who shares common shareholders, at an interest rate of ten percent (10%) per annum with no interest paid until maturity. The debenture matures in April of 2003, with the privilege, however, of converting the loan, principal and accrued interest into common shares of the Company's one mill ($.001) par value stock, at the rate of either ten cents ($.10) per share or the average closing bid price of the last three trading days, whichever rate is of greater value per share.


NOTE 7         RENTAL EQUIPMENT

The  rental  equipment  is  recorded  at cost  which is  $12,387.
Depreciation expense was $2,476 and $619 for the years ended July
31, 2001, and 2000, respectively.


NOTE 8         LETTER OF INTENT

Little Creek, Inc. has signed a letter of intent with CNS Pharmaceuticals, Inc., dated June 13, 2001, to issue 13,900,000 shares of common stock or approximately 96% of post-reorganization Little Creek, Inc., for all of the outstanding shares of CNS in a plan of reorganization. As of the date of this report, the transaction negotiations have not been completed.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.
-----------

     None; not applicable.


Directors, Executive Officers, Promoters and Control Persons; Compliance with
Section 16(a) of the Exchange Act.
----------------------------------

     Identification of Directors and Executive Officers.
     ---------------------------------------------------

     The following table sets forth the names of all current directors and executive officers of Little Creek Utah. These persons will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified, or their prior resignation or termination.


                                   Date of         Date of
                    Positions    Election or     Termination
Name                  Held       Designation   or Resignation
----                  ----       -----------   --------------
Travis T. Jenson      President        11/96          *
                      Director         11/96          *

Thomas J. Howells     Vice President   11/96          *
                      Director         11/96          *

James P. Doolin       Treasurer        03/99          *
                      Director         03/99          *


     * These persons presently serve in the capacities indicated.

     Business Experience.
     --------------------

     Travis T. Jenson, President and a director is 28 years of age. Mr. Jenson graduated from Westminster College of Salt Lake City, Utah, with a Bachelor of Science degree in 1995. Mr. Jenson has been working as an investment consultant with Jenson Services since 1996.

     Thomas J. Howells, Vice President and a director is 28 years of age. Mr. Howells graduated from Westminster College of Salt Lake City, Utah, with a Bachelor of Arts degree in 1993. Mr. Howells has been working as an investment consultant with Jenson Services since 1996.

     James P. Doolin, Treasurer and a director is 25 years of age. Mr. Doolin received a bachelors degree from the University of Utah in Business in June 1998. Mr. Doolin worked for Jenson Services, Inc., a consulting company, from September 1998 through May 2001. Mr. Doolin is currently attending the Graziadio School of Business and Management at Pepperdine University for his masters degree.

     Significant Employees.
     ----------------------

     Little Creek Utah has no employees who are not executive officers.

     Family Relationships.
     ---------------------

     There are no family relationships between any director or executive officer. Travis T. Jenson is a son of Duane S. Jenson, the principal stockholder of Jenson Services.

     Involvement in Certain Legal Proceedings.
     -----------------------------------------

     During the past five years, no present or former director, executive officer or person nominated to become a director or an executive officer of Little Creek Utah:

     (1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

     (2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (4) was found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

     Compliance with Section 16(a) of the Exchange Act
     -------------------------------------------------

     Each of Little Creek Utah's directors has filed a Form 3, Statement of Beneficial Ownership, with the Securities and Exchange Commission; there have been no changes in their beneficial ownership of shares of common stock of Little Creek Utah since the filing of their respective Forms 3.

Executive Compensation.
-----------------------

     The following table sets forth the aggregate compensation paid by Little Creek Utah to members of its management for services rendered during the periods indicated:

                           SUMMARY COMPENSATION TABLE

                             Long Term Compensation
                    Annual Compensation   Awards  Payouts
(a)             (b)   (c)   (d)   (e)    (f)   (g)    (h)   (i)

                                               Secur-
                                               ities         All
Name and   Year or               Other   Rest- Under-  LTIP  Other
Principal  Period   Salary Bonus Annual  ricte dlying  Pay-  Comp-
Position   Ended      ($)   ($)  Compen- Stock Options outs  ensat'n
-----------------------------------------------------------------

Travis T.  01/31/02    0     0     0      0      0      0     0
Jenson,    07/31/01    0     0     0   35,000    0      0     0
President, 07/31/00    0     0     0  250,000    0      0     0
Director


Thomas J.  01/31/02    0     0     0      0      0      0     0
Howells    07/31/01    0     0     0   35,000    0      0     0
Vice Pres. 07/31/00    0     0     0  250,000    0      0     0
& Director


Nick       07/31/00    0     0     0  250,000    0      0     0
Lovato,
Secretary
& Director

James P.    01/31/02   0     0     0      0      0      0     0
Doolin      07/31/01   0     0     0   35,000    0      0     0
Treasurer   07/31/00   0     0     0  250,000    0      0     0
& Director

     No cash compensation, deferred compensation or long-term incentive plan awards were issued or granted to Little Creek Utah's management during the fiscal years ending July 31, 2001 and 2000, or the quarterly period ended January 31, 2002.

     Compensation of Directors.
     --------------------------

     There are no standard arrangements pursuant to which Little Creek Utah's directors are compensated for any services provided as director. No additional amounts are payable to Little Creek Utah's directors for committee participation or special assignments.


     Employment Contracts and Termination of Employment and
     Change-in-Control Arrangements.
     -------------------------------

     There are no employment contracts, compensatory plans or arrangements, including payments to be received from Little Creek Utah, with respect to any director or executive officer of Little Creek Utah which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with Little Creek Utah or any subsidiary, any change in control of Little Creek Utah, or a change in the person's responsibilities following a change in control of Little Creek Utah.

Security Ownership of Certain Beneficial Owners and Management.
---------------------------------------------------------------

     Security Ownership of Certain Beneficial Owners.
     ------------------------------------------------

     The following table sets forth the share holdings of those persons who beneficially own more than five percent of Little Creek Utah's common stock as of the date of this Information Statement, with the computations being based upon 1,631,483 shares of common stock being outstanding.


                            Number of Shares           Percentage
Name                      Beneficially Owned*          of Class*
----------------           ------------------           --------
Art Beroff                    545,118                    33%

Travis T. Jenson*              35,000                    02%

Thomas J. Howells             285,000                    17%

Jenson Services, Inc.*        250,000                    15%

James P. Doolin               285,000                    17%
                            ---------                    ---
                Totals:     1,400,118                    86%

          * Travis T. Jenson, the President and a Director of Little Creek Utah, is the son of Duane S.
               Jenson and the Vice President of Jenson
               Services, Inc. Duane S. Jenson is the CEO and principal stockholder of Jenson Services.


     Security Ownership of Management.
     ---------------------------------

     The following table sets forth the share holdings of Little Creek Utah's directors and executive officers as of the date of this Information Statement:

                            Number of             Percentage of
Name and Address     Shares Beneficially Owned     of Class
----------------     -------------------------     --------
Travis T. Jenson               35,000               02%
450 E. Aspen Drive
Park City, UT 84098

Thomas J. Howells             285,000               17%
8495 South Terrace Drive
Sandy, UT 84093

James P. Doolin               285,000               17%
1223 Wilshire Blvd. #912
Santa Monica, CA 90403
                              -------              ------
All directors and
executive officers            605,000               37%
as a group (3 persons)

     Changes in Control.
     -------------------

     To the knowledge of Little Creek Utah's management, and except for the Mortgage Store Agreement, there are no present contracts or other arrangement or pledges of Little Creek Utah's securities that may result in a change in control of Little Creek Utah,

Certain Relationships and Related Transactions.
-----------------------------------------------

     Except for the following, there have been no material contracts or arrangements with any director, executive officer, 5% stockholder or promoter or founder of Little Creek Utah: On August 16, 1999, Little Creek Utah issued 295,118 shares of its "restricted securities" (common stock) at a value of $0.005 per share to Jenson Services in consideration of the payment of $1,475.59 fee for audited financial statements prepared by its independent auditors and other corporate expenses incurred by it on behalf of Little Creek Utah. An aggregate of an additional 1,000,000 shares of its "restricted securities" (common stock)were also issued to Little Creek's four directors on that date, 250,000 shares to each, for past services rendered, valued at $0.005 per share.

                    BUSINESS OF MORTGAGE STORE

Business.
---------

     The Mortgage Store Financial, Inc. ("TMSF"), a direct mortgage lender, was established in 1992 as a California corporation to solicit, process, and fund residential mortgage loans throughout United States. Upon origination TMSF sells such notes secured by Real Properties, on a whole loan basis, for cash to investors who either retain these mortgages for their own portfolio or pool them into mortgage backed securities offered in the financial markets. Since 1996, TMSF has been engaged in origination of specialty products commonly known as Alt-A mortgages for 1-4 unit family residential mortgages. Recently TMSF expanded its loan programs to include Type-A loans as well as sub-prime mortgages for borrowers with lower credit ratings.

     TMSF has a wholesale division, which solicit business from mortgage brokers and a retail division that markets directly to general public. There are over 500 approved brokers who conduct business with TMSF. For the year ending December 31, 2001, TMSF originated $161 million of mortgage loans, of which approximately $137 million were generated through third party brokers.

     Loan applications are processed and underwritten by TMSF in accordance with established guidelines acceptable to its investors, and are funded directly through its own credit facility (warehouse).

     TMSF does not maintain any loan portfolio for its own account, nor does it service the funded loans. It sells the entire bulk of its funding within 30-60 days to investors for a cash premium price. The premium reflects the risk-adjusted value of the note and is directly related to interest rate and borrowers credit rating.

     For the year ended December 31, 2001, TMSF generated revenue from sales of mortgages of $7.0 million compared to $2.1 million for fiscal 2000.

     For the three months ended March 31, 2002, income went up by approximately 71% while operating expenses went up by approximately 276%. Additionally, for the year ended December 31, 2001, net increase in cash and cash equivalents was $1,137,822, whereas for the three months ended March 31, 2002, cash and cash equivalents decreased by $1,022,607. The increase in cash during 2001 was due to the issuance of new preferred stock. The increase in operating expenses in first quarter 2002 was due to an increase in personal, marketing expenses and other expenses in preparation for the Company's expansion plans. The reduction in cash and cash equivalents in the same period is due to funding loans from the Company's cash. Occasionally when the Company has loans to fund in excess of its warehouse capacity, it uses its own cash for funding. This cash funding is short-term relief. Once the proceeds from the settlements are received by the warehouse facility, the loans are processed through the warehouse facility as more capacity becomes available.

The Market.
-----------

     The mortgage industry in the United States is a $1 trillion market, which caters to purchase of new homes as well as refinancing of existing mortgages. In spite of slowing economic activities, the housing market has enjoyed buoyancy and expansion over the past years, while lower inflation and mortgage rates has spurred increased refinancing during the same period.

     The strength of refinancing caused by dual factors of lower interest rates and increasing property value during the recent down turn are indicative of certain shifts in consumer habits that may continue well beyond the current economic cycle. Such factors, coupled with tax advantages and introduction of mortgages that allow homeowners to cash out the accumulated equity in their property, will continue to generate demand for refinancing to pay off other types of consumer debt or fund non-housing purchases.

     In recent years, consolidation in the banking industry has allowed banks to gain a larger piece of the mortgage industry. Currently, 25 lenders account for more than half of the mortgage origination in the United States. In ten years, that group could capture an 85 percent market share. Of those top lenders, eighteen are already owned by banks.

The Products.
-------------

     TMSF offers both fixed-rate and adjustable-rate loans, as well as loans with an interest rate that is initially fixed for a period of time and subsequently converts to an adjustable rate. TMSF offers a wide variety of interest rates in combination with points paid, so borrowers can elect to pay higher points at closing to secure a lower rate over the life of loan, or pay higher interest rate and reduce or eliminate points payable at closing.

     TMSF has traditionally engaged in alternative documentation lending, which in comparison with conventional type of mortgages allow borrowers with better credit rating obtain loans based on their good credit history instead of narrower underwriting criteria of full documentation loans. These Alt-A products substantially constituted the loan programs offered by TMSF since it switched mortgage banking in 1995.

     TMSF originates loans, which are secured by a primary Deed of Trust of the property up to a maximum of 100% of the value. TMSF does not originate stand-alone second trust deed loans or loans with over 100% Loan-To- Value ("LTV") ratio. However, TMSF may break a high loan to value loan into a primary first trust deed and a concurrent second trust deed.

     Recently, TMSF has begun to offer a wider range of loan programs in order to insulate the risk of over dependence on any product type and to increase the volume of production through existing brokers relation. These programs include conventional and jumbo full-documentation loans, and sub-prime loans for borrowers with category "B" and "C" credit ratings in addition to Federal Housing Administrative ("FHA") and Veteran's Administration Insured ("VA") loans.

     TMSF believes that through such varied product mix, TMSF can create a sustained growth through different phases of economic cycles, which affect one category of loans more than others. Such strategy would also enhance its relationship with existing brokers who would benefit from a one-stop shopping for all their clients. Hence, TMSF would increase its volume and create a more profitable mix of programs.

Marketing.
----------

     In the competitive environment of the mortgage banking, efficiency in pricing and quality of service are important elements for continued success and growth. TMSF's stated mission to provide highest quality of care to every customer and to assist brokers in offering the best programs and speed of closing to their clients. TMSF's marketing strategy is to develop both its wholesale and retail divisions, and to expand the geographic coverage of its activities.

     Currently, TMSF has a team of in-house account representatives who introduce TMSF's programs to an increasing numbers of brokers. TMSF intends to expand its wholesale division as new geographic areas are canvassed and added to its operational territories.
Furthermore, TMSF has a group of field wholesale representatives whom it relies on to establish personal relationships with mortgage brokers in their respective territories.

     In order to create a strong retail division, TMSF has introduced an aggressive commission structure for those loan officers who have established strong track record of successful origination to maximize their income through association with TMSF as a direct lender. Under this program TMSF has recruited over 100 loan officers that operate from home-offices through-out California. TMSF intends to develop similar networks in every other state, where it is licensed as a mortgage broker.

     Additionally, TMSF has established and exclusive arrangement with a mortgage franchisor in Southern California. Through this arrangement, TMSF funds all loans originated by each franchisee in the franchisor's territory. Currently, eleven such franchises have been established in Southern

California, generating approximately $14.0 million in residential mortgages in 2001.

Operations.
-----------

     In order to provide the highest quality of service, which entails efficient communication and responsiveness to the needs of customer as well as fast processing and closing of the files, while maintaining prudent underwriting and quality control procedures, TMSF has made substantial investment in technological resources and its professional staffing.

     By bringing together all aspects of mortgage lending within one organization and nurturing a culture of open access and exchange within TMSF, TMSF has succeeded in creating a unique environment in which every employee shares and benefits from the success of the entire company and is motivated to provide care and service to customers.

     Generally mortgage brokers submit a loan application to more than one lender at the same time in order to compare rates and terms for best offer.
It is TMSF's policy to provide a decision of approval or denial of the loans within 24 hours. Upon receipt of a loan package, the borrowers information and loan data is entered into the mortgage banking database in compliance with the Federal Real Estate Settlement Procedures Act of 1974, as amended ("RESPA") and other regulatory requirement. Once the loan application is registered it, will be reviewed by an underwriting staff to determine that loan parameters conform to program guidelines.

     The broker is then informed of denial or conditional approval of their loan. The broker at this stage would submit the whole application file including required conditions for full review and pricing of the loan. Once the rate and terms of the loan are accepted, the package including pre-funding conditions are submitted for underwriting, quality control, and funding.

     It is possible for the broker to follow the progress of the loan application throughout this process by accessing the same loan data residing at TMSF's network via the Internet. A loan liaison will also be in continued contact with the broker to update them with the progress of the application package and any additional condition that may become necessary due to full review and quality control examinations of the loan application.

Underwriting.
-------------

     TMSF originates loans for resale to various investors. Therefore, TMSF's underwriting guidelines are based on those acceptable to its investors. TMSF uses FHA and VA guidelines for loans to be insured by these organizations respectively. All type-A loans are underwritten according to Federal National Mortgage Association ("Fannie Mae") guidelines. TMSF uses established underwriting guidelines for other Alt-A and "B" or "C" programs that are approved by its purchasers.

     The guidelines for each program establish the requirements under which lenders will approve the loan. These guidelines define the maximum loan-to-value ratio, the maximum amount of loan, required credit scores and borrowers income and assets to qualify for the loan.

     The underwriting guidelines include three levels of applicant documentation requirements, referred to as the "Full Documentation", "Stated Income Documentation" and "No Documentation" programs. Under Full and Stated Documentation programs, TMSF reviews the applicant's source of income, calculates the amount of income from sources indicated on the loan application or similar documentation, reviews the credit history of the applicant, calculates the debt service-to-income ratio to determine applicants ability to repay the loan, reviews the type and use of the property being financed, and reviews the property. In determining the ability of the applicant to repay the loan, TMSF underwriters use (i) a qualifying rate that is equal to the stated interest on fixed rate loans, (ii) the initial interest rate on loans which provide for two to five years of fixed rate before the initial rate adjustment, or (iii) one percent above the initial interest rate on other adjustable-rate loans.

     The underwriting guidelines require that mortgage loans be underwritten in standardized procedure which complies with applicable federal and state laws and regulations and requires TMSF's underwriters to be satisfied with the value of the property being financed, as indicated by appraisal and appraisal review. In general the maximum loan amount for mortgage loans originated under the TMSF's programs is $650,000; however, larger loans may be approved on a case-by-case basis.

     The underwriting guidelines for Full Documentation and Stated Income programs permit one-to-four unit family residential property loans to have loan-to-value rations at origination of up to 100% for a maximum loan amount of $500,000 and $300,000, respectively, depending on, among other things, the borrower's credit score, purpose of mortgage loan, repayment ability and debt service-to-income ration, income documentation, as well as the type and use of the property.

     Under full documentation programs, applicants are generally required to submit two written forms of verification of stable income for at least 24 months. Under the Stated Income program an applicant may be qualified based upon monthly income as stated on the mortgage loan application if the applicant meets certain criteria. All the foregoing programs require that with respect to salaried employees there be a telephone verification of the applicant's employment. Verification of the source of funds required for deposit into escrow in the case of a purchase money loan is generally required for all Full Documentation loans and Stated Income Verified Assets programs, where the loan-to-value ratio is greater than 80%.


     TMSF's categories and criteria for grading the credit history of potential borrowers is set forth in the table below. Generally, borrowers in lower credit grades are less likely to satisfy the repayment of obligations of a mortgage loan, and therefore, are subjected to lower loan-to-value ratios and are charged higher interest rates and loan origination fee. Loans made to lower credit grade borrowers, including credit impaired borrowers, entail a higher risk of delinquency, hence, borrowers are required to maintain a higher equity and pay higher rates to mitigate these risks.

     TMSF's evaluates its underwriting guidelines on an ongoing basis and periodically modifies the guidelines to reflect TMSF's current assessment of various issues related to an underwriting analysis. In addition, TMSF's adopts underwriting guidelines appropriate to new loan products it may offer.

     The following table summarizes our underwriting guidelines for sub-prime loans:

                A Risk     A-Risk    B Risk     B- Risk   C Risk     C- Risk
Max. LTV/CLTV

Full Doc       100%/100%  100%/100%  90%/90%    85%/85%   75%-1st    70%-1st
                                                 First      First
                                                 Trust      Trust
                                                 Deed       Deed
                                                 only       only
Stated Income
FICO>=680        100%        95%      85%        80%        N/A        N/A
Stated Income
FICO>=640         90%        90%      80%        75%        N/A        N/A
Stated Income
FICO<640          80%        75%      70%        65%        N/A        N/A

Mortgage Late  No late  One 30-day   Maximum     Maximum    Maximum   No 90-
Payments       payments late payment of two 30-  three 30-  two 60-   day late
(12 months)             in 12 months day late    day or one day late  payments
                                     payment in  60-day     payment   in 12
                                     12 months   late pay-  in 12     months
                                                 ment in    months
                                                 12 months

Credit Score   650 FICO  650 FICO    615 FICO    585 FICO   570 FICO  500 FICO

Other          No major    Maximum    Maximum     Maximum    Maximum
Consumer       30-day      two major  five 30-    three 60-  two major
Credits        late pay-   30-day     day late,   day late,  90-day
               ment, some  late pay-  or two 60-  or one 90- late, or
               minor 30-   ments,     day late,   day late,  some
               day late    some minor some minor  some minor minor
               payments.   30- day    60-day      90-day     120-day
                           late.      late.       late.      late
                                                             payments.

Maximum Loan   $400,000    $400,000   $350,000    $350,000   $350,000 $300,000
Amount
(1st Lien)

     As described above, TMSF uses the foregoing categories and characteristics as underwriting guidelines only. TMSF's underwriters may determine that the prospective borrower warrants a risk category upgrade, a debt service-to-income ratio exception, a pricing exception, a loan-to-value exception or an exception from certain requirement of a particular category (collectively called an "upgrade" or an "exception"). An upgrade or exception may generally be allowed if the application reflects certain compensating factors, including among other: low loan-to-value ratio, stable employment, and length of residence in subject property. Accordingly, TMSF may classify certain mortgage loan applications in a more favorable risk category than other mortgage loan applications that, in the absence of such compensating factors, would only satisfy the criteria of a less favorable risk category.
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
Quality Control.
----------------

     TMSF has implemented a loan quality control process designed to ensure sound lending practices and compliance with TMSF's policies and procedures. Prior to funding of a loan, TMSF performs a "pre-funding quality control audit" which consists of the verification of borrower's credit and employment, utilizing automated services and verbal verification

     Properties underlying the potential mortgage loans are appraised by an appraiser selected by the submitting broker. TMSF assigns all original appraisal for review to an independent appraisal review company, which will perform and enhanced desk or a field review of the subject property to confirm the adequacy of the property as collateral prior to funding.

     All loan applications are also subjected to an automated data integrity scoring system ("DISSCO") which identifies discrepancies in information provided by the borrower on their loan application and those retained by national credit reporting agencies. This system also provides an automated valuation of the property and searches recorded sales transactions on the subject property for possibility of pricing manipulation through repeated sales in short period of time (flipping).

     Subsequent to funding, TMSF's quality control department makes a random audit of 10% of closed loans. The department performs a review of documentation for compliance with established underwriting guidelines and lending procedures along with a physical inspection of property and verification of occupancy. All funding documents are reviewed for accuracy, completeness and adherence to corporate, state, and federal requirements. As part of this audit process, deficiencies are reported to TMSF's senior management to determine trends and the need for additional training of TMSF personnel.

Funding and Sales of Loans.
---------------------------

     Warehouse Facilities.
     ---------------------

     From 1996 to December 2000, the TMSF funded its production primarily through a warehouse credit facility established with Imperial Warehouse Lending (subsequently changed name to IMPAC Warehouse Lending Group) under which money to originate loans were financed. In December 2000, TMSF acquired additional facilities with Imperial Warehouse Finance, Inc. and subsequently discontinued its facility with IMPAC Warehouse Lending Group in January 2001.

     The total credit line provided by Imperial Warehouse Finance as of December 31, 2001 is $20 million. TMSF has sought and has been granted an additional line in the amount of $20 million by IMPAC Warehouse Lending Group, subject to periodic review and upward adjustment. The interest rate on these lines currently are prime plus 1% subject to increase based on the length of time loans are held on the warehouse line.

     TMSF is currently negotiating with other warehouse lenders to secure a larger credit facility to facilitate increases in TMSF's loan production and will be at interest rates and terms that are consistent with management's objectives.

Loan Sales.
-----------

     TMSF follows a strategy of selling for cash substantially all of its loan origination through loan sales in which TMSF disposes of its entire economic interest in the loans for a cash price that represents a premium over the principal balance of the loans sold. TMSF sold $146 million of loans for the year ended December 31, 2001 as compared to $54 million for fiscal 2000. Loan sales are typically made monthly. TMSF did not sell any loans directly through securitization during these periods.

     TMSF has been selling its loans to various investors including DLJ Mortgage Capital, Lehman Brothers Bank, Greenpoint Mortgage, Household Finance, IndyMac Bank, IMPAC Funding.

     Cash gain on sale of mortgage loans represented 69.4% of TMSF's total revenue for the years ended December 31, 2001 as compared to 84.9% for fiscal 2000. TMSF maximizes its cash gain on sale of mortgage loan revenue by closely monitoring institutional purchaser's requirements and grouping loan types that meet each investor's purchase criteria for highest pricing.

     TMSF is required to provide certain representations and warranties to investors who purchase the loans. TMSF may be required to repurchase or substitute a loan if certain representations or warranties are breached. Additionally, TMSF may be required to repurchase or substitute a loan if a payment default occurs within certain period ranging from one to three months after sales of these loans. TMSF is also required in some cases to repurchase or substitute a loan if the loan documentation is alleged to contain fraudulent misrepresentations made by the borrower. Any claim asserted against TMSF in the future by its loan purchasers may result in liabilities or legal expenses that could have material adverse effect on TMSF's results of operations and financial condition.

     During 2002, TMSF has been required to repurchase two loans with aggregate value of $750,000 due to early payment defaults by the borrowers. TMSF repurchased a loan for $129,000 in 2001 that was sold in 2001. TMSF is in the process of disposing of the two loans repurchased in 2002 and both are currently in escrow. It is expected that after the foreclosure sales of these properties, TMSF may incur losses in the amount of $195,000.

Securitization Capability.
--------------------------

     While TMSF has not sold loans directly through securitizations, part of TMSF's loan sale strategy may include the sale of loans directly through securitizations in the future if management determines that such sales are more beneficial.

     Typically in securitization, the issuer aggregates mortgages into a real estate mortgage investment conduit trust. The regular interest or the senior tranches of the trust are investment grade. While the issuer generally retains the residual interest in the trust, it immediately sells the regular interests and generally uses the proceeds to repay borrowing that were used to fund or purchase the loans in the securitized pool. The holders of the interest are entitled to receive scheduled principal collected on the pool of securitized loans and interest at the pass-through interest rate on the certificate balance for such interests. The residual interest represents the subordinated right to receive cash flows from the pool of securitized loans after payment of the required amounts to the holders of regular interests and the cost associated with the securitization.
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
Sub-Servicing.
--------------

     While TMSF currently sells substantially all of the mortgage loans it originates servicing released (meaning TMSF does not retain the servicing rights to such loans), it is required to service the loans from the date of funding through the date of sale. Since TMSF conducts whole loan sales monthly, TMSF currently does not have a substantial servicing portfolio.

     To the extent that TMSF decides to retain servicing rights in the future or conduct securitizations, it may contract the sub-servicing of such mortgage loans, which would expose it to more substantial risks associated with contracted sub-servicing. In such event, it is expected that many of TMSF's borrowers will require notices and reminders to keep their mortgage loans current and to prevent delinquencies and foreclosures. A substantial increase in TMSF's delinquency rate or foreclosure rate could adversely affect its ability to access profitably the capital market for its financing needs, including any future securitizations.

Interest Rate Management.
-------------------------

     TMSF's profits depend, in part, on the difference, or "spread," between the effective rate of interest received by TMSF on the loans it originates or purchases and the interest rates payable by the TMSF under its warehouse facilities or for securities issued in any future securitizations. The spread can be adversely affected because of interest rate increases during the period from the date the loans are originated until the closing of the sale or securitization of such loans.

     Since TMSF historically has retained loans for a short period of time pending sale, it has not engaged in hedging activities to date. However, in the future TMSF may hedge its variable-rate mortgage loans and any interest only and residual certificates retained in connection with any future securitizations with hedging transactions which may include forward sales of mortgage loans or mortgage-backed securities, interest rate caps and floors and buying and selling of futures and options on futures. The nature and quantity of hedging transactions will be determined by TMSF's management based on various factors, including market conditions and the expected volume of mortgage loan originations and purchases. No assurance can be given that such hedging transactions will offset the risks of changes in the interest rates, and it is possible that there will be periods during which TMSF could incur losses after accounting for its hedging activities.

Competition.
------------

     TMSF faces intense competition in the business of originating and selling conforming and non-conforming mortgage loans. TMSF's competitors in the industry include other consumer finance companies, mortgage banking companies, commercial banks, credit unions, thrift institutions, credit card issuers and insurance finance companies. Many of these entities are substantially larger and have considerable greater financial, technical and marketing resources than TMSF. With respect to other mortgage banking and specially finance companies, there are many larger companies that focus on the same types of mortgage loans with which TMSF directly competes for product. >From time to time, one or more of these companies may be dominant in the origination and sale of mortgage loans. In addition, many financial services organizations that are much larger than TMSF have formed national loan origination networks offering loan products that are much larger than TMSF have formed national loan origination networks offering loan products that are substantially similar to TMSF's loan programs. Competition among industry participants can take many forms, including convenience in obtaining a loan, customer service, marketing and distribution channels, amount and term of the loan, loan origination fees and interest rates. In addition, the current level of gains realized by TMSF and its competitors on the sale of non-conforming loans could attract additional competitors into this market. Additional competition may lower the rates TMSF can charge borrowers, thereby potentially lowering gain on future loan sales and future securitizations. TMSF may in the future also face competition from, among others, government-sponsored entities which may enter the non-conforming mortgage market. Existing or new loan purchase programs may be expanded by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), or the Government National Mortgage Association ("GNMA") to include non-conforming mortgages, particularly those in the "A-" category, which constitutes a significant portion of TMSF's loan production. To the extent any sales competitors significantly expand their activities in the TMSF's market, TMSF could be materially adversely affected. Fluctuations in interest rates and general economic conditions may also affect TMSF's competition. During periods of rising rates, competitors that have locked in low costs may have a competitive advantage. During periods of declining rates, competitors may solicit TMSF's customers to refinance their loans.

Regulation.
-----------

     The consumer financing industry is a highly regulated industry. TMSF's business is subject to extensive and complex rules and regulations of, and examinations by various federal, state and local government authorities. These rules impose obligations and restrictions on TMSF's loan origination, credit activities and secured transactions. In addition, these rules limit the interest rates, finance charges and other fees TMSF may assess, mandate extensive disclosure to TMSF's customers, prohibit discrimination and impose multiple qualification and licensing obligations on TMSF. Failure to comply with these requirements may result in, among other things, loss of approved status, class action lawsuits, administrative enforcement actions and civil and criminal liability. Management believes that TMSF is in compliance with these rules and regulations in all material respects.

     TMSF's loan origination activities are subject to the laws and regulations in each of the states in which those activities are conducted.
For example, state usury laws limit the interest rates the TMSF can charge on its loans. TMSF's lending activities are also subject to various federal laws, including the Truth in Lending Act, Homeownership and Equity Protection Act of 1994, The Equal Credit Opportunity Act, The Fair Credit Reporting Act, the Real Estate Settlement Procedure Act and the Home Mortgage Disclosure Act.

     TMSF is subject to certain disclosure requirements under the Truth-in-Lending Act ("TILA") and Regulation Z promulgated under TILA. TILA is designed to provide to provide consumers with uniform, understandable information with respect to the terms and conditions of loan and credit transactions. TILA also guarantees consumers a three-day right to cancel certain credit transactions, including loans of the type of the originated by TMSF. In addition, TILA gives consumers, among other things, a right to rescind loan transactions in certain circumstances if the lender fails to provide the requisite disclosure to the consumer.

     TMSF is also subject to the Homeownership and Equity Protection Act of 1994 (the "High Cost Mortgage Act"), which makes certain amendments to TILA. The High Cost Mortgage Act generally applies to consumer credit transactions secured by the consumer's principal residence, other than residential mortgage transactions, reverse mortgage transactions or transactions under an open end credit plan, in which the loan has either (i) total points and fees upon origination in excess of the greater of eight percent of the loan amount or $400, or (ii) an annual percentage rate of more than ten percent points higher than United States Treasury securities of comparable maturity ("Covered Loans"). The High Cost Mortgage Act imposes additional disclosure requirements on lenders originating Covered Loans. In addition, it prohibits lenders from, among other things, originating Covered Loans that are underwritten solely on the basis of the borrower's home equity without regard to the borrower's ability to repay the loan and including prepayment fee clauses in Covered Loans to borrowers with a debt-to income ration in excess of 50% or Covered Loans used to refinance existing loans originated by the same lender. The High Cost Mortgage Act also restricts, among other things, certain balloon payments and negative amortization features.

     TMSF is also required to comply with the Equal Credit Opportunity Act of 1974, as amended ("ECOA") and Regulation B promulgated thereunder, the Fair Credit Reporting Act, as amended, the Real Estate Settlement Procedures Act of 1975, as amended, and the Home Mortgage Disclosure Act of 1975, as amended. ECOA prohibits creditors from discriminating against applicants on the basis of race, color, sex, age, religion, national origin or marital status. Regulation B restricts creditors from requesting certain types of information from loan applicants. The Fair Credit Reporting Act, as amended, requires lenders, among other things, to supply an applicant with certain information if the lender denied the applicant credit. RESPA mandates certain disclosure concerning settlement fees and charges and mortgage servicing transfer practices. It also prohibits the payment or receipt of kickbacks or referral fees in connection with the performance of settlement services. In addition, beginning with loans originated in 1977, TMSF must file an annual report with the U.S. Department of Housing and Urban Development ("HUD") pursuant to the Home Mortgage Disclosure Act, which requires the collection and reporting of statistical data concerning loan transactions.

     In the course of its business, TMSF may acquire properties securing loans that are in default. There is a risk that hazardous or toxic waste could be found on such properties. In such, event, TMSF could be held responsible for the cost of cleaning up or removing such waste, and such cost could exceed the value of the underlying properties.

     Because TMSF's business is highly regulated, the laws, rules and regulations applicable to TMSF are subject to regular modification and change. There are currently proposed various laws, rules and regulations, which, if adopted, could impact TMSF. There can be no assurance that these proposed laws, rules and regulations, or other such laws, rules or regulations, will not be adopted in the future which could make compliance much more difficult or expensive, restrict TMSF's ability to originate, broker, purchase or sell loans, further limit or restrict the amount of commissions, interest and other charges earned on loans originated, brokered, purchased or sold by TMSF, or otherwise adversely affect the business or prospects of TMSF.

Selected Financial Data.
------------------------

     The following selected statement of operations data for the years ended

December 31, 2000 and 2001 and the balance sheet data at December 31, 2001 are derived from audited financial statements of TMSF which have been audited by Singer Lewak Greenbaum & Goldstein LLP, independent auditors as indicated in their report.

                                  Year Ended          Year Ended
                                  12/31/2001          12/31/2000

Statement of Operations Data
Revenues:
     Gain on sale of mortgages     $4,869,774          $1,793,022
     Interest Income               $2,093,313          $  289,814
     Other Income                  $   35,589          $   23,854
     ------------------------ ---------------     -------------
     Total Revenue                 $6,998,676          $2,106,690

Cost of Loan Origination:
     Commissions                   $2,883,932          $  910,809
     Warehouse interest exp.       $  968,817          $  209,632
     Other cost of sales           $  386,267             137,664
     ---------------------------   -------------- -------------
     Total Cost of Origination     $4,239,016          $1,258,105

Gross Profit                       $2,759,660          $  848,585
Operating Expenses                 $2,627,232          $  682,005

Income from Operation              $  132,428          $  166,580
Other Income (expenses)            $  (31,250)         $   11,456
                              ---------------     --------------
Income before Tax                  $  101,178          $  178,036
Provision for Income Tax           $   51,000          $   43,635
                              ---------------     --------------
Net Income                         $   50,178          $  134,401


Balance Sheet Data
Cash and cash equivalent          $ 1,248,803         $   149,958
Mortgages for sale                $14,721,826         $11,433,014
Total assets                      $15,977,794         $12,069,946
Warehouse line of credit          $14,626,152         $11,302,022
Total liability                   $14,830,710         $11,470,376
Total shareholders equity         $ 1,572,548         $   599,570


Financial Statements.
---------------------


                                                            THE MORTGAGE STORE
                                                               FINANCIAL, INC.
                                                          FINANCIAL STATEMENTS
                                                           FOR THE YEARS ENDED
                                                DECEMBER 31, 2001 and 2000 AND
                                                    FOR THE THREE MONTHS ENDED
                                           MARCH 31, 2002 AND 2001 (UNAUDITED)

                   INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
The Mortgage Store Financial, Inc.


We have audited the accompanying balance sheet of The Mortgage Store Financial, Inc. as of December 31, 2001, and the related statements of income, shareholders' equity, and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Mortgage Store Financial, Inc. as of December 31, 2001, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/S/Singer Lewak Greenbaum & Goldstein LLP

SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
February 4, 2002

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                                BALANCE SHEETS
                              December 31, 2001 and March 31, 2002 (unaudited)
                                              March 31,         December 31,
                                                2002               2001
                                             (unaudited)
                              ASSETS

Current assets
  Cash and cash equivalents                  $   246,196     $     1,248,803
  Mortgage loans receivable                   29,928,901          14,721,826
  Prepaid expenses                                12,365               2,365
  Employee advances                                9,890               4,800
                                             -----------     ---------------
     Total current assets                     30,197,352          15,977,794

Restricted cash                                  539,365             158,265
Property and equipment, net                      150,681             110,645
Deposits and other assets                      1,307,822             156,554
                                             -----------     ---------------
          Total assets                       $32,195,220     $    16,403,258
                                             ===========     ===============

The accompanying notes are an integral part of these financial statements.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                                BALANCE SHEETS
                              December 31, 2001 and March 31, 2002 (unaudited)

               LIABILITIES AND SHAREHOLDERS' EQUITY
                                                March 31,        December 31,
                                                  2002                2001
                                              (unaudited)
Current liabilities
  Warehouse line of credit                   $29,975,545     $    14,626,152
  Accounts payable                               468,501             155,976
  Accrued expenses                               139,088                   -
  Income tax payable                              43,603              46,582
  Deferred tax liability                           2,000               2,000
                                             -----------     ---------------
     Total current liabilities                30,628,737          14,830,710
                                             -----------     ---------------
Commitments

Shareholders' equity

  Preferred stock, no par value
     15,000 shares authorized
     Class A, 1,000 shares issued
     and outstanding                             275,000             275,000
     Class B, 100 shares issued
     and outstanding                             217,800             217,800
     Class C, 1,000 shares
     issued and outstanding                    1,000,000           1,000,000
  Common stock, no par value
     15,000 shares authorized
     7,500 shares issued and outstanding           7,500               7,500
  Additional paid-in capital                      42,500              42,500
  Retained earnings                               23,683              29,748
                                            ------------     ---------------
       Total shareholders' equity              1,685,483           1,629,548
                                            ------------     ---------------
           Total liabilities and
           shareholders' equity             $ 32,195,220     $    16,403,258
                                            ============     ===============

The accompanying notes are an integral part of these financial statements.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                          STATEMENTS OF INCOME
                            For the Years Ended December 31, 2001 and 2000 and
                for the Three Months Ended March 31, 2002 and 2001 (unaudited)
                           For the Three Months      For the Year Ended
                            Ended March 31,            December 31,
                            2002        2001       2001               2000
                        (unaudited) (unaudited)
Loan income
  Sale of mortgages        $1,803,753  $1,062,069     $6,951,321    $2,082,836
  Loan origination fees        44,811      16,916         47,355        23,854
                           ----------  ----------     ----------    ----------
     Total loan income      1,848,564   1,078,985      6,998,676     2,106,690
                           ----------  ----------     ----------    ----------
Costs of loan origination
and sale of mortgages
  Appraisals                   69,066      35,334        174,843        41,290
  Commissions                 652,941     303,251      2,883,932       910,809
  Credit reports                9,564       4,912         29,001        15,469
  Other costs                  25,981      25,324        138,809        67,599
  Signing service                   0           0            100         5,900
  Warehouse fees               12,140       8,754         43,514         7,406
  Warehouse Interest expense  199,510     184,806        968,817       209,632
                          -----------  ----------     ----------    ----------
     Total costs of loan
     origination and
     sale of mortgages        969,202     562,381      4,239,016     1,258,105
                          -----------  ----------     ----------    ----------
Gross profit                  879,362     516,604      2,759,660       848,585

Operating expenses            783,144     182,541      2,627,232       682,005
                          -----------  ----------     ----------    ----------
Income from operations         96,218     334,063        132,428       166,580
                          -----------  ----------     ----------    ----------
Other income (expense)
  Interest income               4,092           -         18,406        11,456
  Loss on disposal of
  property and equipment            -           -        (49,656)            -
                          -----------  ----------     ----------    ----------
     Total other income
     (expense)                  4,092           -        (31,250)       11,456
                          -----------  ----------     ----------    ----------
Income before provision
for income taxes              100,310     334,063        101,178       178,036

Provision for income taxes     43,000     133,000         51,000        43,635
                          -----------  ----------     ----------    ----------

The accompanying notes are an integral part of these financial statements.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                          STATEMENTS OF INCOME
                            For the Years Ended December 31, 2001 and 2000 and
                for the Three Months Ended March 31, 2002 and 2001 (unaudited)
                           For the Three Months      For the Year Ended
                            Ended March 31,            December 31,
                            2002        2001        2001               2000
                        (unaudited) (unaudited)
Net income               $     57,310  $  201,063     $   50,178   $   134,401

Less preferred stock
dividends                      63,375           -         20,000         4,813
                         ------------  ----------     ----------    ----------
Net income available to
common shareholders      $     (6,065)  $ 201,063     $   30,178    $  129,588
                         ============  ==========     ==========    ==========
Basic and fully diluted
earnings per share       $      (0.81)  $   13.40     $     2.68    $     8.64
                         ============  ==========     ==========    ==========
Basic and fully diluted
weighted-average
common shares outstanding       7,500      15,000         11,250        15,000
                         ============  ==========     ==========    ==========

The accompanying notes are an integral part of these financial statements.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                            STATEMENTS OF SHAREHOLDERS' EQUITY
                            For the Years Ended December 31, 2001 and 2000 and
                         for the Three Months Ended March 31, 2002 (unaudited)
                                            Preferred Stock
                          Class A           Class B               Class C
                    Shares      Amount   Shares     Amount   Shares   Amount
Balance, December
  31, 1999           1,000    $ 275,000      -   $         -     - $        -

Issuance of
preferred stock        200       55,000      -             -     -          -

Additional capital
  contribution           -            -      -             -     -          -

Dividend
distributions            -            -      -             -     -          -

Net income               -            -      -             -     -          -
                     -----    ---------    ---   -----------  ---- ----------
Balance, December
  31, 2000           1,200      330,000      -             -     -          -

Redemption of
  preferred stock   (1,200)    (330,000)     -             -     -          -

Issuance of
preferred stock      1,000      275,000    100       217,800 1,000  1,000,000

Redemption of
  common stock           -            -      -             -     -          -

Dividend
distributions            -            -      -             -     -          -

Net income               -            -      -             -     -          -
                    ------    ---------    ---   ----------- ----- ----------
Balance, December
  31, 2001           1,000    $ 275,000    100   $   217,800 1,000 $1,000,000

Dividend
distributions
(unaudited)              -            -      -             -     -          -

Net income
(unaudited)              -            -      -             -     -          -

Balance, March 31,
2002 (unaudited)     1,000    $ 275,000    100   $   217,800 1,000 $1,000,000
                    ======    =========    ===   =========== ===== ==========

[continued]

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                            STATEMENTS OF SHAREHOLDERS' EQUITY
                            For the Years Ended December 31, 2001 and 2000 and
                         for the Three Months Ended March 31, 2002 (unaudited)
                                                         Retained
                                              Additional Earnings
                             Common Stock       Paid-In (Accumulated
                          Shares    Amount      Capital    Deficit)    Total
Balance, December
  31, 1999                15,000   $15,000   $200,000   $(130,018)   $359,982
Issuance of preferred
  stock                        -         -          -           -      55,000

Additional capital
  contribution                 -         -     55,000           -      55,000

Dividend distributions         -         -          -      (4,813)     (4,813)

Net income                     -         -          -     134,401     134,401
                         -------  --------  ---------  ----------   ---------
Balance, December
  31, 2000                15,000    15,000    255,000        (430)    599,570

Redemption of
  preferred stock              -         -          -           -    (330,000)

Issuance of preferred
  stock                        -         -          -           -   1,492,800

Redemption of
  common stock            (7,500)   (7,500)  (212,500)          -    (220,000)

Dividend distributions         -         -          -     (20,000)    (20,000)

Net income                     -         -          -      50,178      50,178
                          ------  --------  ---------     --------  ----------
Balance, December
  31, 2001                 7,500  $  7,500  $  42,500    $ 29,748  $1,572,548

Dividend distributions
(unaudited)                    -         -          -     (63,375)    (63,375)

Net income (unaudited)         -         -          -      57,310      57,310
                         -------  --------  ---------    --------  ----------
Balance, March 31,
2002 (unaudited)           7,500  $  7,500  $  42,500    $ 23,683  $1,566,483
                          ======  ========  =========    ========  ==========

The accompanying notes are an integral part of these financial statements.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                      STATEMENTS OF CASH FLOWS
                            For the Years Ended December 31, 2001 and 2000 and
                for the Three Months Ended March 31, 2002 and 2001 (unaudited)

                           For the Three Months      For the Year Ended
                            Ended March 31,            December 31,
                            2002        2001       2001               2000
                        (unaudited) (unaudited)
Cash flows from
operating activities
  Net income            $     57,310 $  201,063  $   50,178    $  134,401
  Adjustments to reconcile
  net income to net cash
  provided by operating
  activities
     Depreciation and
     amortization              7,613          -      17,375        37,402
     Loss on disposal of
     property and equipment        -          -      49,656             -
     Deferred income taxes         -          -     (78,000)       16,792
     (Increase) decrease in
      Mortgage loans
      receivable         (15,207,075) 2,850,641  (3,288,812)  (10,975,389)
      Employee advances       (5,090)         -      (4,800)            -
      Deposits and other
      assets              (1,161,268)    (2,905)   (121,636)          448
     Increase (decrease) in
      Accounts payable       312,525     (8,731)     28,622        88,881
      Accrued expenses       139,088    212,287           -             -
      Income tax payable      (2,979)   133,000      85,582             -
                        ------------  ---------  -----------   -----------
       Net cash
       provided by
       operating
       activities        (15,859,876) 3,385,355   (3,261,835)  (10,697,465)
                        ------------  ---------  -----------   -----------
Cash flows from
investing activities
  Issuance of notes
  receivable-shareholder           -   (105,000)     (80,000)     (113,210)
  Purchase of investments          -          -      100,000      (100,000)
  Increase (decrease) in
  restricted cash           (381,100)    42,780      (96,278)      (96,933)
  Purchase of property and
  equipment                  (47,649)   (10,112)     (39,972)      (22,289)
                        ------------  ---------  -----------    ----------
       Net cash used
       in investing
       activities           (428,749)   (72,332)    (116,250)     (332,432)
                        ------------  ---------  -----------    ----------

The accompanying notes are an integral part of these financial statements.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                      STATEMENTS OF CASH FLOWS
                            For the Years Ended December 31, 2001 and 2000 and
                for the Three Months Ended March 31, 2002 and 2001 (unaudited)
                           For the Three Months      For the Year Ended
                            Ended March 31,            December 31,
                            2002        2001       2001               2000
                        (unaudited) (unaudited)
Cash flows from
financing activities

  Book overdraft        $          0  $   (61,023) $  (61,023)   $    61,023
  Warehouse lines of
  credit                  15,349,393   (3,044,746)  3,324,130     10,841,678
  Issuance of preferred
  stock                            -            -   1,492,800         55,000
  Dividends paid to
  preferred shareholders     (63,375)           -     (20,000)        (4,813)
  Additional capital
  contributions                    -            -           -         55,000
  Redemption of common
  stock                            -            -    (220,000)             -
                        ------------  -----------  ----------     ----------
       Net cash provided
       by (used in)
       financing
       activities         15,286,018   (3,105,769)  4,515,907     11,007,888
                        ------------  -----------  ----------     ----------

Net increase (decrease)
in cash and cash
equivalents               (1,002,607)     207,254   1,137,822        (22,009)

Cash and cash equivalents,
beginning of period        1,248,803      110,981     110,981        132,990
                        ------------  -----------  ----------     ----------
Cash and cash equivalents,
end of period           $    246,196  $   318,235  $1,248,803     $  110,981
                        ============  ===========  ==========     ==========
Supplemental disclosures
of cash flow information

  Interest paid         $          -  $         -  $        -     $      310
                        ============  ===========  ==========     ==========
  Income taxes paid     $     45,979  $     3,546  $   43,418     $   43,635
                        ============  ===========  ==========     ==========

Supplemental schedule of non-cash investing and financing activities During the year ended December 31, 2001, the Company redeemed $330,000 of preferred stock from a shareholder by eliminating a note payable to the Company for the same amount.

The accompanying notes are an integral part of these financial statements.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)

NOTE 1 - ORGANIZATION AND LINE OF BUSINESS

     General
     The Mortgage Store Financial, Inc. (the "Company") was incorporated on August 25, 1992. The Company is licensed by the California Department of Real Estate and is principally engaged in the origination and purchase of residential mortgage loans. Generally, such loans are subsequently sold to financial institutions or to other entities that sell such loans to investors as a part of secured investment packages. The Company has obtained approval from the Department of Housing and Urban Development to act as a non-supervised mortgagee.

     Share Exchange, Consulting Agreements, and Redemption of Preferred Stock In February 2002, the Company entered into a share exchange agreement with Little Creek, Inc. ("Little Creek"), a public shell, and Jenson Services, Inc. in which the Company will transfer 100% of its outstanding shares for 9,500,000 shares of Little Creek, Inc. As a result, the shareholders of the Company will own approximately 97% of the combined company. Accordingly, the business combination will be accounted for as a reverse acquisition of Little Creek by the Company. The transaction will be accounted for as a recapitalization of the Company. No pro forma information is furnished as Little Creek has insignificant assets, liabilities, and operations. Little Creek's name will be changed to TMSF Holdings, Inc.

     In addition, on closing, the combined company will enter into a one-year consulting agreement under which it will pay the consultants $265,000 and issue a five-year warrant to purchase 163,635 shares of the combined company at a per share exercise price of $0.05.

     In connection with the share exchange agreement with Little Creek, the Company will redeem all of its preferred stock for cash and a note payable if the available cash is not sufficient at the closing of the share exchange agreement.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Revenue Recognition
     Loan origination fees and other fees earned on loans brokered are recorded as income when the related loan is sold.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Comprehensive Income
     The Company utilizes Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in the Company's financial statements since the Company did not have any of the items of comprehensive income in the period presented.

     Cash and Cash Equivalents
     For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents.

     Mortgage Loans Receivable
     Mortgage loans receivable are held for sale and are recorded at the aggregate lower of cost or market, less an estimated allowance for losses on repurchased loans. All mortgage loans are collateralized by residential property.

     Revenues associated with closing fees received by the Company and costs associated with obtaining mortgage loans are deferred and recognized upon sale of the related mortgage loans. Mortgage loans receivable are reported net of such deferred revenues and costs in the accompanying balance sheet.

     Property and Equipment
     Property and equipment are stated at cost. Depreciation and amortization are provided using the straight-line method over estimated useful lives of five to seven years.

     Fair Value of Financial Instruments
     The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash and cash equivalents, mortgage loans receivable, and accounts payable, the carrying amounts approximate fair value due to their short maturities.

     Advertising Costs
     The Company expenses advertising costs as incurred. Advertising costs for the years ended December 31, 2001 and 2000 and the three months ended March 31, 2002 and 2001 were $35,850, $10,797, $4,269 (unaudited), and $7,812 (unaudited), respectively.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Income Taxes
     Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial report amounts at each period end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. At December 31, 2001 and March 31, 2002, the net deferred tax liability is a result of the use of differing depreciation methods between financial and tax reporting purposes, and the use of the accrual method of accounting for financial reporting purposes and the cash basis for tax reporting purposes. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period, if any, and the change during the period in deferred tax assets and liabilities.

     Earnings Per Share
     The Company utilizes SFAS No. 128, "Earnings per Share." Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Common equivalent shares are excluded from the computation if their effect is anti-dilutive. The Company does not have any common stock equivalents.

     Estimates
     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Concentration of Credit Risk
     At December 31, 2001 and March 31, 2002, the Company maintained cash balances with a national bank totaling $1,907,643 and $1,291,868 (unaudited), respectively, in excess of federally insured amounts of $100,000.

     Market Risk
     The Company is involved in the real estate loans market. Changes in interest rates or other market conditions within the real estate loan market may have a significant effect on the volume and profitability of the business of the Company.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Recently Issued Accounting Pronouncements
     In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations." This statement addresses financial accounting and reporting for business combinations and supersedes Accounting Principles Bulletin ("APB") Opinion No. 16, "Business Combinations," and SFAS No. 38, "Accounting for Pre-Acquisition Contingencies of Purchased Enterprises." All business combinations in the scope of this statement are to be accounted for using one method, the purchase method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method for those business combinations is prohibited. This statement also applies to all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001 or later. The Company does not expect adoption of SFAS No. 141 to have a material impact, if any, on its financial position or results of operations.

     In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, "Intangible Assets." It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. It is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not been issued previously. The Company does not expect adoption of SFAS No. 142 to have a material impact, if any, on its financial position or results of operations.

     In June 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations." This statement applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development, and/or the normal operation of
     long-lived assets, except for certain obligations of lessees.    The
     Company does not expect adoption of SFAS No. 143 to have a material impact, if any, on its financial position or results of operations.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Recently Issued Accounting Pronouncements (Continued)
     In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement replaces SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," the accounting and reporting provisions of APB No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual, and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business, and amends Accounting Research Bulletin No. 51, "Consolidated Financial Statements," to eliminate the exception to consolidation for a
     subsidiary for which control is likely to be temporary.    The Company
     does not expect adoption of SFAS No. 144 to have a material impact, if any, on its financial position or results of operations.

     In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS No. 145 updates, clarifies, and simplifies existing accounting pronouncements. This statement rescinds SFAS No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB No. 30 will now be used to classify those gains and losses. SFAS No. 64 amended SFAS No. 4 and is no longer necessary as SFAS No. 4 has been rescinded. SFAS No. 44 has been rescinded as it is no longer necessary. SFAS No. 145 amends SFAS No. 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-lease transactions. This statement also makes technical corrections to existing pronouncements. While those corrections are not substantive in nature, in some instances, they may change accounting practice. The Company does not expect adoption of SFAS No. 145 to have a material impact, if any, on its financial position or results of operations.


NOTE 3 - RESTRICTED CASH

  The Company maintains restricted cash deposits in financial institutions. These restrictions relate to the warehouse line of credit, whereby the Company must maintain a certain percentage, usually 1% of the outstanding balance, on reserve. The Company does not have access to these funds. Restricted cash balances at December 31, 2001 and March 31, 2002 aggregated to $158,265 and $539,365 (unaudited), respectively.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)

  NOTE 4 - PROPERTY AND EQUIPMENT

  Property and equipment at December 31, 2001 and March 31, 2002 consisted of the following:
                                            March 31,      December 31,
                                              2002            2001
                                            (unaudited)

       Furniture and fixtures               $   14,349     $20,002
       Office equipment                         68,165      62,116
       Computer equipment                       79,731      32,478
       Leasehold improvements                   26,239      26,239

                                               188,484     140,835
       Less accumulated depreciation and
            amortization                        37,803      30,190

            Total                            $ 150,681   $ 110,645

  Depreciation and amortization expense was $17,375, $37,402, $7,613 (unaudited), and $0 (unaudited) for the years ended December 31, 2001 and 2000 and the three months ended March 31, 2002 and 2001, respectively.


NOTE 5 - WAREHOUSE LINES OF CREDIT

  The Company maintains a warehouse line of credit agreement with a financial institution, which is subject to renewal on an annual basis. Advances are received by the Company up to a maximum of $20,000,000 based upon a specified percentage of mortgage loans, which are pledged as collateral, and interest accrues at prime (4.75% at both December 31, 2001 and March 31, 2002), plus 1% per annum. Advances are due upon the earlier of the sale of the mortgage loans that are pledged as collateral or a specified period of time from the date on which the advance was received. The warehouse line of credit is guaranteed by one of the Company's shareholders and contains a financial covenant concerning minimum net worth of $641,000.

  During the three months ended March 31, 2002, the Company secured a second warehouse line of credit with the same credit terms. The Company may borrow up to $10,000,000 (unaudited), and the line of credit contains a financial covenant concerning minimum net worth of $2,010,655. As of March 31, 2002, the Company was not in compliance with the covenant, but has received a waiver from the bank.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)

NOTE 5 - WAREHOUSE LINES OF CREDIT (Continued)

  In addition, the Company must maintain a balance in a separate restricted cash account as a pledge for amounts funded by the warehouse lender in excess of a specified percentage of the loan amount agreed upon by the warehouse lenders. At December 31, 2001 and March 31, 2002, the pledged amounts aggregated to $158,265 and $539,365 (unaudited), respectively. The outstanding balance on the warehouse lines of credit at December 31, 2001 and March 31, 2002 was $14,626,152 and $29,975,545 (unaudited), respectively.


NOTE 6 - BANK LINE OF CREDIT

  The Company maintains an unsecured bank line of credit without a stated expiration date. The Company may borrow up to $50,000. Borrowings bear interest at the bank's prime rate (4.75% at both December 31, 2001 and March 31, 2002), plus 2.5% per annum. The bank line of credit was unused at December 31, 2001 and March 31, 2002.


NOTE 7 - COMMITMENTS

  Leases
  The Company leases office facilities and vehicles under non-cancelable operating leases, which expire through May 2005. The Company is required to pay for taxes, insurance, and maintenance. Future minimum lease payments under these non-cancelable operating leases as of March 31, 2002 were as follows:

       12 Months
          Ending
        March 31,

            2003                                                   $154,946
            2004                                                     69,998
            2005                                                     22,216
            2006                                                      2,817

               Total                                             $  249,977

  Rent expense was $93,799, $42,657, $29,590 (unaudited), and $14,998
  (unaudited) for the years ended December 31, 2001 and 2000 and the three months ended March 31, 2002 and 2001, respectively.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)

NOTE 7 - COMMITMENTS (Continued)

  Mortgage Loan Purchase Agreements
  The Company maintains mortgage loan purchase agreements with various mortgage bankers. The Company is obligated to perform certain procedures in accordance with these agreements. The agreements provide for conditions, whereby the Company may be required to repurchase mortgage loans for various reasons, among which are either (a) a mortgage loan is originated in violation of the mortgage banker's requirements, (b) the Company breaches any term of the agreements, and (c) an early payment default occurs from a mortgage originated by the Company. During the year ended December 31, 2001, the Company repurchased one loan with a balance of $129,000. During the three months ended March 31, 2002, the Company repurchased two loans with an aggregate balance of $848,204 (unaudited).

  At December 31, 2001, and March 31, 2002, the purchased loans were accounted for as loans receivable as the Company did not have possession of the collateral. At March 31, 2002, one of the loans purchased for $426,709 was accounted for as an insubstance, foreclosed asset because the Company took possession of the property. This amount is included in deposits and other assets on the accompanying balance sheet. In May 2002, the Company
  took title to the properties and will record this as real estate owned.   At
  December 31, 2001, and March 31, 2002, the allowance for loan loss amounted to $195,000 and $293,000, respectively, which represent the difference between the carrying value of the loans of $750,000 and $848,204, respectively, and the net purchase commitment of $555,000. No other loans were past due.

  The loan losses were estimated on an appraised value of the properties at the inception of the loans and adjusted for current market conditions, estimated repair costs, private mortgage insurance, other recoveries, and estimated cost to sell. At March 31, 2002, the initial estimate of $100,000 for the two properties was adjusted to $50,000 which reflected the $25,000 deductible for each property. An additional $74,000 was paid to an investor for a loan previously sold and foreclosed, for which the Company had provided an indemnification without deposit. The Company reimbursed the investor and is attempting to recover its losses from the borrower, appraisers, and the broker. The additional $24,000 loss amount first quarter reflects the net increase from the $50,000 adjustment and the $74,000 payment.

  During the year ended December 31, 2001 and the three months ended March 31, 2002, the Company recorded losses of $100,000 and $24,000 (unaudited), respectively, with regard to the repurchased loans, which are included in operating expenses on the accompanying statement of income.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)

  NOTE 7 - COMMITMENTS (Continued)

  Mortgage Loan Purchase Agreements (Continued)
  In addition, the Company maintains an indemnification agreement dated April 30, 2001 related to a residential mortgage loan sold by the Company. The Company maintains a deposit to the buyer of $10,000, which will be returned to the Company provided that the mortgage is current and there have not been any late payments during the period of the agreement, which is three years. If any payments are late, the deposit will be held until the fifth anniversary date of the agreement, and the deposits will be returned to the Company if the mortgage is current and there have not been any late payments of more than 60 days during the preceding five years. Otherwise, the entire deposit will be forfeited by the buyer.

  NOTE 8 - SHAREHOLDERS' EQUITY

  The holder of the Class A, B, and C preferred stock is a relative of the Company's principal shareholder.

  Class A Preferred Stock
  The holder of the Class A preferred stock does not have any voting rights and is entitled to receive a cumulative dividend of $27.50 per share per year, plus a participatory additional dividend as set by the Board of Directors. The Class A preferred stock has a redemption price fixed at $275 per share, plus an amount equal to accrued and unpaid dividends. The Company may, at its discretion, redeem all of the shares for $275.

  Class B Preferred Stock
  The holder of the Class B preferred stock does not have any voting rights and is entitled to receive a cumulative dividend on shares fixed at 12% per annum per share. The rights and privileges of Class B preferred stock are senior to the Class A preferred stock. The Company may redeem all, but not less than all, of the shares at any time at a redemption price of $2,200, plus accrued and unpaid dividends.

  Class C Preferred Stock
  The holder of the Class C preferred stock does not have any voting rights and is entitled to receive a cumulative dividend on shares fixed at 12% per annum per share. The rights and privileges of Class C preferred are subordinate to the Class A and Class B preferred stock. The redemption price for Class C preferred stock is fixed at $1,000 per share, plus an amount equal to accrued and unpaid dividends.

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)

  NOTE 9 - INCOME TAXES

  The following table presents the current and deferred income tax provision for federal and state income taxes for the years ended December 31, 2001 and 2000 and the three months ended March 31, 2002 and 2001:

                          For the Three Months Ended  For the Year Ended
                                 March 31,                December 31,
                            2002             2001      2001         2000
                          (unaudited)    (unaudited)
       Current
            Federal         $  37,000 $     113,000   $  70,000   $  7,348
            State               6,000        20,000      20,000      5,487

                               43,000       133,000      90,000     12,835

       Deferred
            Federal                 -             -      33,000     20,980
            State                   -             -       6,000      9,820

                                    -             -      39,000     30,800

       Provision for
            income taxes    $  43,000 $     133,000   $  51,000   $ 43,635

  At December 31, 2001 and March 31, 2002, components of net deferred tax liabilities in the accompanying balance sheet includes the following amounts of deferred tax liabilities:

                                               March 31,   December 31,
                                                 2002          2001
                                             (unaudited)
       Deferred tax liability
            Current
               Expenses                      $     81,000    $81,000
               Accounts payable                    (1,000)    (1,000)
               Loan loss reserve                  (78,000)   (78,000)

                 Net deferred tax liability  $      2,000    $ 2,000

                                            THE MORTGAGE STORE FINANCIAL, INC.
                                                 NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001 and March 31, 2002 (unaudited)


  NOTE 9 - INCOME TAXES (Continued)

  Income tax expense differs from the amounts computed by applying the United States federal income tax rate of 34% to income taxes as a result of the following for the years ended December 31, 2001 and 2000 and the three months ended March 31, 2002 and 2001:

                          For the Three Months Ended  For the Year Ended
                                 March 31,                December 31,
                            2002           2001       2001        2000
                         (unaudited)   (unaudited)
   Federal tax on pretax
     income at statutory
     rates                $ 37,000    $ 114,000     $  34,000   $ 60,000
   State tax, net of
     federal benefit         6,000       19,000         6,000     10,000
   Benefit of graduated
     rates                       -            -       (12,000)   (33,000)
   Other                         -            -        23,000      6,635

             Total        $ 43,000    $ 133,000     $ 5 1,000   $ 43,635

NOTE 10 - RELATED PARTY TRANSACTIONS

  During the year ended December 31, 2001 and the three months ended March 31, 2002, the Company paid $50,000 and $20,000 (unaudited), respectively, for consulting expense to a company owned by a relative of the principal shareholder. In addition, during the years ended December 31, 2001 and 2000 and the three months ended March 31, 2002 and 2001, the Company paid $62,000, $55,000, $30,000 (unaudited), and $3,000 (unaudited), respectively, for marketing expenses to a company owned by a relative of the principal shareholder.

NOTE 11 - SUBSEQUENT EVENT (UNAUDITED)

  In connection with the share exchange agreement, the Company and Little Creek have agreed that all preferred shares will be redeemed at the closing of the agreement. Third party investors have entered into a binding Letter of Intent to purchase $3,000,000 worth of common stock of TMSF Holdings, Inc. at the closing of the agreement.

  In June 2002, one of the Company's warehouse lines of credit was increased from $10,000,000 to $20,000,000.

                       ADDITIONAL INFORMATION

  All references to each document referred to in this Information Statement are qualified in their entirety by reference to the complete contents of such document. Copies of these documents, including the Plan of Reorganization and Stock Exchange Agreement with Mortgage Store, may be obtained upon request from management at the address of Little Creek, 5525 South 900 East, #110, Salt Lake City, Utah 84117. Any stockholder and his advisor may, during normal business hours prior to completion of the Acquisition, (1) have access to the document referred to herein, and (2) ask questions of management with respect to terms and conditions of the Acquisition and request additional information necessary to verify accuracy of the information provided. Management will seek to provide answers and such information to the extent possessed by management or obtainable by them without unreasonable effort or expense.

                             EXHIBITS

Notice of Annual Meeting of the Stockholders

Certificate of Incorporation of Little Creek Delaware.

Dissenting Stockholders' Payment Demand Form.

Section 16-10a-1322 of the Utah Act.

Section 16-10a-1328 of the Utah Act.

Plan of Reorganization and Stock Exchange Agreement

Form of Consulting Agreement
  Exhibit A - Form of Warrant Agreement


10-SB Registration Statement*
     3.1      Little Creek Utah's Articles of Incorporation
     3.3(i)   First Amendment to Little Creek Utah's Articles of Incorporation
     3.3(ii)  Second Amendment to Little Creek Utah's Articles of
              Incorporation
     3(iii)   Third Amendment to Little Creek Utah's Articles of Incorporation

  * This document was previously filed with the Securities and Exchange Commission on or about December 1, 1999.

LITTLE CREEK, INC.
By Order of the Board of Directors

Travis T. Jenson, President
Salt Lake City, Utah
July 1, 2002

                         LITTLE CREEK, INC.

                            August 22, 2002

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

                         LITTLE CREEK, INC.

                      TO BE HELD SEPTEMBER 12, 2002


TO ALL STOCKHOLDERS:

       NOTICE is hereby given that the annual meeting of the stockholders of Little Creek, Inc. has been called to be held on September 12, 2002, at the hour of 2:00 o'clock p.m., Mountain Daylight Time, at 5525 South 900 East, #110, Salt Lake City, Utah, for the following purposes:

Proposal No. 1.  To change the domicile of Little Creek Utah from the State of
                 Utah to the State of Delaware by merging Little Creek Utah with and into its wholly-owned subsidiary, Little Creek, Inc., a Delaware corporation ("Little Creek Delaware" or, following the change of domicile, the "Reorganized Little Creek"), which we will form. When forming Little Creek Delaware, we will include as a part of Little Creek Delaware's capitalization, the authorization to issue 10,000,000 shares of preferred stock. Our Articles of Incorporation do not presently provide for the authorization to issue preferred stock.

Proposal No. 2.  Following the change of domicile, we, as the Reorganized
                 Little Creek, will acquire The Mortgage Store Financial, Inc., a California corporation ("Mortgage Store"), pursuant to the terms of a Plan of Reorganization and Stock Exchange Agreement dated April 5, 2002 (the "Mortgage Store Agreement"). Under the terms of the Mortgage Store Agreement, the Reorganized Little Creek will acquire 100% of Mortgage Store in a corporate reorganization, Mortgage Store will become the Reorganized Little Creek's wholly-owned subsidiary and the sole stockholder of Mortgage Store will receive an aggregate of 9,500,000 shares of the Reorganized Little Creek's common stock that are "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission in exchange for 100% of the outstanding common stock of Mortgage Store (the "Mortgage Store Acquisition").

Proposal No. 3.  The election of the following nominees who are presently members of the Board of Directors of Mortgage Store to serve as the directors of the Reorganized Little Creek subsequent to the closing of the Mortgage Store Acquisition: Raymond Esaghian, H. Wayne Snavely and Massoud Yashouafar

Proposal No. 4.  The amendment to the Articles of Incorporation of the
                 Reorganized Little Creek to change its name to "TMSF Holdings, Inc."

       The Board of Directors of Little Creek, Inc. has set 5:00 o'clock p.m. on August 12, 2002, as the record date for the purpose of determining the stockholders of the Company who shall be entitled to notice of the meeting.
No proxies are being solicited.

Salt Lake City, Utah              LITTLE CREEK, INC.
August 22, 2002                   BY ORDER OF THE BOARD OF DIRECTORS

                    CERTIFICATE OF INCORPORATION

                                 OF

                        LITTLE CREEK, INC.


       FIRST.    The name of the corporation is  LITTLE CREEK, INC.

       SECOND.   The address of the corporation's registered office in the
State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, New Castle County, and the name of its registered agent at that address is Corporation Service Company.

       THIRD.    The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

       FOURTH.   The aggregate number of shares that the Corporation shall be authorized to issue is:

       A. 50,000,000 shares of non-assessable common stock having a par value of one mill ($0.001), each issued share carrying one vote on all matters submitted for shareholder approval; and

       B. 10,000,000 shares of preferred stock having a par value of one mill ($0.001), each issued share of record carrying one vote on all matters submitted for shareholder approval.

       The Board of Directors of the Corporation shall have the authority to divide the preferred stock into as many series as it shall from time to time determine, and shall designate the rights, privileges and preferences of each such series, in its sole discretion.

       FIFTH.    The name and mailing address of the incorporator is Travis T.
Jenson, 5525 South 900 East, #110, Salt Lake City, Utah  84117.

       SIXTH.    The Board of Directors of the corporation is expressly
authorized to make, alter or repeal by-laws of the corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether adopted by them or otherwise.

       SEVENTH.     Elections of directors need not be by written ballot
except and to the extent provided in the by-laws of the corporation.

       EIGHTH.   No director of the corporation shall be liable to the
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

       The undersigned incorporator hereby acknowledges that the foregoing certificate of incorporation is his act and deed and that the facts stated therein are true.


Date:  ______________________       ________________________________________
                                    Travis T. Jenson, Incorporator

               DISSENTING STOCKHOLDERS' PAYMENT DEMAND FORM
               --------------------------------------------


Little Creek, Inc.
5525 South 900 East, Suite 110
Salt Lake City, Utah  84117

Re: Proposed Change of Domicile of Little Creek Inc., a Utah corporation (the "Company"), to the State of Delaware, by merger of the Company with and into its wholly-owned subsidiary, Little Creek, Inc., a Delaware corporation ("Little Creek Delaware")

Dear Ladies and Gentlemen:

          The undersigned hereby dissents with respect to the proposed change of domicile of the Company from the State of Utah to the State of Delaware.

          I hereby demand payment for the fair value of my "certificated" shares, which are described below, and I demand that payment be forwarded to the address indicated below.

          The undersigned represents and warrants that the undersigned was the owner of the shares covered by this demand on the date of the stockholders' vote concerning the change of domicile.

          I understand that this demand for payment must be received on or before July 17, 2002, which is a period 30 days after the date on which the proposed action is intended to take effect.

          If the undersigned is other than the "record holder" of the shares for which demand for payment is made, the undersigned will provide evidence of the purchase of such shares at the time demand for payment is made.

          The undersigned acknowledges that this Dissenting Stockholders' Payment Demand Form was accompanied by a copy of the applicable provisions of the Utah Revised Business Corporation Act relating to such dissenting stockholder's rights of appraisal.


________________________________        ____________________________________
Date                                                          Signature

________________________________        ____________________________________
Address                                 Print Name

________________________________
City and State               Zip

________________________________        ____________________________________
Stock Certificate Number                Number of Shares Represented

Section 16-10a-1322.       Dissenters' notice.

(1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

(2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 and shall:

(a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

(b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited

(c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

(e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection
(1) is given;

(f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

(g) be accompanied by a copy of this part.

History: C. 1953,  16-10a-1322, enacted by L. 1992, ch. 277, Section 143.

Section 16-10a-1328. Procedure for shareholder dissatisfied with payment or offer.

(1)  A dissenter who has not accepted an offer made by a corporation under
Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

(a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares

(b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

(c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

(2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.


History: C. 1953, 16-10a-1328, enacted by L. 1992, ch. 277, Section 149.

                    PLAN OF REORGANIZATION AND

                     STOCK EXCHANGE AGREEMENT

                           BY AND AMONG

                        LITTLE CREEK, INC.,

                      JENSON SERVICES, INC.,

                THE MORTGAGE STORE FINANCIAL, INC.,

                                AND

          THE MORTGAGE STORE FINANCIAL, INC. STOCKHOLDER

                           APRIL 5, 2002


  PLAN OF REORGANIZATION AND STOCK EXCHANGE AGREEMENT (the "Agreement") dated as of April 5, 2002, by and among Little Creek, Inc., a Delaware corporation ("Little Creek"); Jenson Services, Inc., a Utah corporation, a financial consultant to Little Creek and one of its principal stockholders ("Jenson Services"); Travis T. Jenson, an individual and President of Little Creek, and Duane Jenson, an individual and principal of Jenson Services (collectively, the "Principals"); The Mortgage Store Financial, Inc., a California corporation ("Mortgage Store"); and the sole Mortgage Store common stockholder (the "Mortgage Store Stockholder"), who is listed in Schedule 1.1 hereto.

                        W I T N E S S E T H:

  WHEREAS, the respective Boards of Directors of Little Creek and Mortgage Store (sometimes referred to collectively as the "Constituent Corporations" or individually as a "Constituent Corporation"), Jenson Services and the Mortgage Store Stockholder deem it advisable that at the closing (the "Closing") of the transactions contemplated hereby the Mortgage Store Stockholder shall exchange all of his shares of Mortgage Store common stock, no par value (sometimes called the "Mortgage Store Shares") for shares of Little Creek common stock, $0.001 par value per share (sometimes called the "Little Creek Shares"), in the manner and in such amount as is set forth in Article I hereof and Schedule
1.1 and upon the terms and conditions otherwise set forth in this Agreement (the "Reorganization") in order that Mortgage Store shall become a 100% subsidiary of Little Creek upon consummation of the Reorganization; and

  WHEREAS, to effectuate the foregoing, the parties desire to adopt a plan of reorganization in accordance with the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code").

  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties do hereby agree, subject to the terms and conditions hereinafter set forth, as follows:
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                             Article I
                          EXCHANGE OF STOCK

  1.1 Transfer and Number of Shares. The Mortgage Store Stockholder agrees to transfer to Little Creek at the Closing, 100% of the outstanding Mortgage Store Shares listed in Schedule 1.1 hereto, in exchange for 9,500,000 Little Creek Shares, also as outlined in Schedule 1.1. At Closing, and excluding the securities to be exchanged for the Mortgage Store Shares, the outstanding securities of Little Creek will amount to 336,365 shares of $0.001 par value common stock, after taking into account the cancellation as outlined in
Article 1.4 of 1,295,118 of the pre-Reorganization outstanding Little Creek Shares. Accordingly, assuming that the Mortgage Store Stockholder becomes party to the Agreement, there will be 9,836,365 post-Reorganization outstanding shares of common stock of Little Creek.


  1.2 Exchange of Certificates by the Mortgage Store Stockholder. The transfer of the Mortgage Store Shares shall be effected by the delivery to Little Creek at the Closing of stock certificate or certificates representing the transferred shares duly endorsed in blank or accompanied by stock powers executed in blank with all signatures witnessed or guaranteed to the satisfaction of Little Creek and with all necessary transfer taxes and other revenue stamps affixed and acquired at the holders' expense. At the Closing, Little Creek shall issue instructions to its transfer agent to issue certificates for Little Creek Shares in the amount as is set forth in Article I hereof and Schedule 1.1 to the Mortgage Store Stockholder

  1.3 Further Assurances. At the Closing and from time to time thereafter, the Mortgage Store Stockholder shall execute such additional instruments and take such other action as Little Creek may request in order to exchange and transfer clear title and ownership in the Mortgage Store Shares.

  1.4 Cancellation of Shares of Little Creek. On the Closing, Jenson Services, in consideration of this Agreement and the Reorganization, agrees to deliver to Little Creek for cancellation without any conversion thereof, 1,295,118 Little Creek Shares as follows: 545,118 shares of the 545,118 shares owned by Arthur Beroff; 250,000 shares of the 285,000 shares owned by Thomas
J. Howells; 250,000 shares of the 285,000 shares owned by James P. Doolin; and 250,000 of the 250,000 shares owned by Jenson Services. These stock certificates shall be duly endorsed to Little Creek and shall bear a "Medallion" signature guarantee of a bank or registered broker/dealer. No Little Creek Shares retained by any of these persons or that were otherwise outstanding prior to the Closing of this Agreement shall have any "registration rights" of any type or nature that would require Little Creek in the future to file a registration statement with the Securities and Exchange Commission (the "Commission") or any other federal or state agency respecting any such shares.

  1.5 Approval of Agreement, Name Change and Change of Domicile. Prior to the Closing, Little Creek shall have obtained the requisite stockholder approval to change its domicile from the State of Utah to the State of Delaware, to merge Little Creek into the Delaware entity, to file a Certificate of Ownership and Merger with the Delaware Secretary of State, and, subject to Closing, to change its name to "The Mortgage Store Financial, Inc."

  1.6 Consulting Agreement and Indemnification. On Closing of this Agreement, Little Creek (at that time the entity will be known as "The Mortgage Store Financial, Inc.") will enter into a one year consulting agreement (the "Consulting Agreement") with Jenson Services as attached hereto in Schedule

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
  1.6.1 pursuant to which principals and/or employees and agents of Jenson Services will perform those tasks and pay those expenses that are set forth in
Schedule 1.6.2 hereto. In consideration for the services to be provided under the Consulting Agreement, as well as for the agreement of Jenson Services to indemnify and hold harmless Little Creek and Mortgage Store for any and all past liabilities of any type or nature whatsoever of Little Creek existing at Closing, including expenses of Little Creek related to the Reorganization as set forth in Schedule 1.6.2 and otherwise, and providing certain representations and warranties herein, the reorganized Little Creek will pay Jenson Services the sum of $265,000 and issue five year warrants to purchase 163,635 shares of its post-Reorganization authorized shares at a per share exercise price of $0.05 in the names of the principals and/or employees and agents of Jenson Services who provide such services in the amounts as shall be provided by Jenson Services (the "Consultants' Warrants"). The Consultants Warrants shall be in the form of Schedule 1.6.3 hereto and will provide for a cashless exercise at the option of the holder thereof.

  1.7 Resignations of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. On Closing and once the Mortgage Store Stockholder has been determined to be a stockholder of record of Little Creek, the present directors and executive officers of Little Creek shall designate the directors and executive officers nominated by Mortgage Store to serve in their place and stead, until the next respective annual meetings of the stockholders and the Board of Directors of the reorganized Little Creek, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: (i) Raymond Eshaghian (ii) H. Wayne Snavely and (iii) Massoud Yashouafar, and then, the current directors and executive officers shall resign, in seriatim. Prior to the Closing, the Board of Directors of Little Creek shall adopt resolutions specified by Mortgage Store directing the issuance of Little Creek Shares to the Mortgage Store Stockholder so that the issuance of such shares is an exempt liability under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  1.8 Assets and Liabilities of Little Creek at Closing. Little Creek shall have no material assets and no liabilities at Closing, and all costs incurred by Little Creek incident to this Agreement shall have been paid or satisfied.

  1.9 No Reverse Splits for a Period of Twelve Months. The reorganized Little Creek shall not reverse split its post-Agreement outstanding common stock for a period of twelve months from the Closing without the prior written consent of the current Board of Directors of Little Creek. In the event of any reverse split effected in violation of this Article during this period of time without this consent, all pre-Agreement common stockholders of Little Creek who are still stockholders of Little Creek shall be immediately issued without further consideration additional shares of Little Creek common stock so that the reverse split will have had no effect on the number of their pre-reverse split shares of Little Creek common stock that are still owned by any of such persons.

                            Article II
                  REPRESENTATIONS AND WARRANTIES

  2.1 Representations and Warranties of Little Creek and Jenson Services. Little Creek, Jenson Services, the Principals, jointly and severally, represent and warrant to Mortgage Store and the Mortgage Store Stockholder, as follows:

       (a) Power and Authority. Little Creek, Jenson Services each have the corporate power and authority to enter into this Agreement and to carry out
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each's obligations hereunder.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Little Creek and Jenson Services and no other corporate proceedings on the part of Little Creek or Jenson Services are necessary to authorize this Agreement and the transactions contemplated hereby. Prior to Closing, the Little Creek stockholders who own in excess of a majority of its outstanding voting securities shall have adopted, ratified and approved the Agreement.

       (b) Little Creek Financial Statements. Little Creek has heretofore delivered to Mortgage Store its audited Balance Sheet and Income Statements for the fiscal year ended July 31, 2001 (sometimes called the "2001 Statements") and its Balance Sheet and Income Statement for the six month period ended January 31, 2002 (sometimes called the "January Balance Sheet"). As of the respective dates of the 2001 Statements and the January Balance Sheet (collectively, the "Financial Statements"), the Financial Statements did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At Closing, the Financial Statements shall reflect no liabilities and no assets or satisfactory evidence of payment of all liabilities shall be provided.

       (c) No Material Adverse Effect. Except as set forth in Schedule 2.1(c), since January 31, 2002, there has not been any material adverse change in the business, operations, properties, assets, condition, financial or otherwise, or prospects of Little Creek.

       (d) Due Organization; Power; Qualification; Subsidiaries and Affiliates, Etc.

            (i) Little Creek and Jenson Services are each corporations duly organized, validly existing, and in good standing under the laws of the state of their respective states of incorporation and have the corporate power to own their property and to carry on their respective business as now conducted. The nature of the business now conducted by Little Creek, the character of the property owned by it, or any other state of facts do not require Little Creek to be qualified to do business as a foreign corporation in any jurisdiction. Little
       Creek does not presently conduct any active trade orbusiness.

            (ii) Except as set forth in Schedule 2.1(d), Little Creek has no subsidiaries or affiliates (as that term is used in the regulations of the Commission promulgated under the Securities Act of 1933, as amended (the "Securities Act")). Neither Little Creek, nor any of the subsidiaries or affiliates set forth in Schedule 2.1(d), has agreed nor is obligated to make nor is bound by any written or oral agreement, contract, subcontract, lease, binding understanding, instrument, obligation note, bond, mortgage, indenture, option, warranty, purchase order, license, sublicense, permit, franchise insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.
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
            (iii) Little Creek has heretofore delivered to Mortgage Store true and complete copies of the certificate of incorporation and bylaws and equivalent organizational documents, each as amended to date, of Little Creek as currently in full force and effect. Little Creek is not in violation of any of the provisions of its certificate of incorporation and bylaws.

       (e) Capitalization.

            (i) The total authorized capital stock of Little Creek consists of 50,000,000 shares of common stock, $0.001 par value, as of the date hereof and 10,000,000 shares of preferred stock, $0.001 par value, will have been authorized pursuant to Little
       Creek's Certificate of Incorporation in Delaware, as of the Closing Date. As of the date hereof, 1,631,483 Little Creek
       Shares represent all of the issued and outstanding capital stock of Little Creek. As of the Closing Date, 336,365 Little
       Creek Shares shall represent all of the issued and outstanding capital stock of Little Creek. All of the outstanding Little
       Creek Shares have been, and all of the outstanding Little
       Creek Shares as of the Closing Date will be, duly authorized and validly issued and are fully paid and non-assessable. All of the outstanding Little Creek shares were issued in accordance with federal and state securities laws, rules and regulations and no registration is required for any resale of these securities. None of the outstanding Little Creek Shares are subject to pre-emptive rights or were issued in violation of any pre-emptive rights. No Little Creek Shares were hold by subsidiaries of Little Creek.

            (ii)Except as set forth in Article I hereof, there are no present and on the Closing Date there will be no outstanding subscriptions, options, preferred stock, warrants, contracts, calls, puts, agreements, demands or other commitments or rights of any type to purchase or acquire any securities of Little Creek, nor are there outstanding securities of Little Creek which are convertible into or exchangeable for any shares of capital stock of Little Creek, and Little Creek has no obligation of any kind to issue any additional securities.

       (f) Financial Information: No Material Adverse Change.

            (i) Little Creek has furnished to Mortgage Store the Financial Statements. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and fairly present in all material respects, the financial condition of Little Creek as at the respective dates thereof, and the results of operation of Little Creek for the periods then ended.

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
            (ii)Since January 31, 2002, the business of Little Creek has been conducted in the ordinary course consistent with past practices and there has been no material adverse change in the business or financial condition or the operations of Little Creek except as set forth on
       Schedule 2.1(f).

           (iii)At January 31, 2002, there were no liabilities, unknown, accrued, absolute, contingent or otherwise of Little Creek that were not shown or reserved against on the balance sheets included in the Financial Statements, except obligations under the contracts shown on or as otherwise disclosed in Schedule 2.1(f). As of the Closing Date, Little Creek had no material assets and no liabilities of any kind, whether known or unknown, accrued, absolute, contingent or otherwise.

            (iv)Since January 31, 2002, Little Creek has not sold or otherwise disposed of or encumbered any of the properties or assets reflected in the Financial Statements, or other assets owned or leased by it, except in the ordinary course of business, or otherwise disclosed on Schedule 2.1(f).

       (g) Tax Matters.

            (i) Little Creek has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities, all tax returns and tax reports required to be filed, and all taxes, assessments, fees and other government charges have been fully paid when due (subject to any extensions filed on a timely basis).

            (ii)There is not pending nor, to the best knowledge of Little Creek or Jenson Services, is there any threatened federal, state or local tax audit of Little Creek. There is no agreement with any federal, state or local taxing authority by Little Creek that may affect the subsequent tax liabilities of Little Creek.

           (iii)Without limiting the foregoing: (a) the Financial Statements include adequate provisions under United States general accepted accounting principles for all taxes, assessments, fees, penalties and governmental charges which have been or in the future may be assessed against Little Creek with respect to the period then ended and all periods prior thereto; and (b) on the date hereof, Little Creek is not liable for any taxes, assessments, fees or governmental charges.

            (iv)Little Creek is not a party to any tax sharing agreement or to any other agreement or arrangement, as a result of which liability of Little Creek to a governmental authority is determined or taken into account with reference to the activities of any other person, and Little Creek is not currently under any obligation to pay any amounts as a result of having been a party to
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       such an agreement or arrangement, regardless of whether such a tax is imposed on Little Creek.

       (h) No Conflict or Default; Enforceability; Corporate Records; Compliance with Law. Except as set forth on Schedule 2.1(h), neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the material breach of any term, condition or provision of the Articles of Incorporation, Certificate of Incorporation, By-laws or other charter documents of Little Creek or Jenson Services, nor of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Little Creek or Jenson Services is a party or by which any of them or any of their assets or properties are or may be bound; or constitute a material default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a material default) thereunder, nor result in the creation or imposition or any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of Little Creek or Jenson Services, nor give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of Little Creek or Jenson Services. This Agreement and all other agreements and documents delivered by Little Creek or Jenson Services in connection herewith have been duly executed and delivered by Little Creek and Jenson Services and constitute the binding obligations of Little Creek and Jenson Services enforceable in accordance with their respective terms. Little Creek has permitted Mortgage Store to examine Little Creek's corporate minute and stock records books. The corporate minute books contain the Articles of Incorporation, Certificate of Incorporation, By-laws and other charter documents of Little Creed as in effect on the date hereof and a true and complete record of all actions by and meetings of the directors (and committees thereof) and stockholders of Little Creek and accurately reflect all transactions referred to therein. Little Creek is not in violation of any outstanding arbitration award, judgment, order or decree; or in violation of any statute, regulation or ordinance ("Law"), including, but not limited to, any anti-discrimination, hazardous and toxic substances, wage, hour, working condition, payroll withholding, pension, building, zoning and tax Law. There have been no allegations of or inquiries concerning any violations of Law by Little Creek within the past five years.

       (i) Party to Agreements. Except as set forth on Schedule 2.1(i), Little Creek is not a party to any contract or other arrangement other than this Agreement.

       (j) Compliance with Laws and Court Orders. Little Creek is and, since inception has been incompliance with, and to the knowledge of Little Creek is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree that would be material to Little Creek.

       (k) Litigation. There are no actions, suits, investigations or proceedings pending, nor, to the knowledge of Little Creek and Jenson Services, threatened against Little Creek, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this Agreement. Little Creek is not subject to any order,
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judgment, decree, stipulation or consent or any agreement issued by any governmental body or agency.

       (l) Securities Filings. The common stock of Little Creek is listed on the NASD OTC Electronic Bulletin Board. Little Creek has heretofore provided to Mortgage Store true and correct copies of its annual report on Form 10-KSB for the fiscal year ended July 31, 2001, and its quarterly reports on Form 10Q-SB dated January 31, 2001; April 30, 2001; October 31, 2001; and January 31, 2002. All such reports are true, correct and accurate as of the dates of filing and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 2.1(l), no material adverse change in the business, financial condition or operations of Little Creek has occurred since the date of such reports. Little Creek will have on the Closing Date, and thereafter, made all filings required to be made by Little Creek with the Commission and any state securities authorities.

       (m) Governmental and Other Approval. Little Creek has all permits, licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for Little Creek to conduct its business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders or approvals will be affected by the consummation of the transactions contemplated by this Agreement. Except for the Certificate of Ownership and Merger to be filed with the Delaware Secretary of State, no approval or authorization of or filing with any governmental authority, including the Commission, or any other person or entity on the part of Little Creek or Jenson Services is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than the filing of any documents contemplated by this Agreement.

       (n) Salaries. There is set forth on Schedule 2.1(n) annexed hereto and made a part hereof, a true and complete list, as of the date of this Agreement, of all of the persons who are employed by Little Creek, together with their compensation (including bonuses) for the fiscal year ended July 31, 2001, and the period ended January 31, 2002, and the rate of compensation (including bonus arrangements) currently being paid to each such employee. There are no employment agreements between Little Creek and any of its employees.

       (o) Accrued Compensation; Benefits. Little Creek does not have any outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions and does not have any responsibility for providing medical insurance or medical benefits under any labor or employment contract, whether oral or written, or pursuant to any law, rule or regulation or by reason of any past practices with respect to its current or former officers, directors or employees based upon or accruing with respect to services of its present or former officers, directors or employees.

       (p) Employee Benefit Plans. Little Creek does not have, maintain or contribute to, never has had, maintained or contributed to or has plans or commitments to establish any pension plan, profit sharing plan or employee's savings plan, and is not otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

       (q) Restrictions on Business Activities.  Except as set forth on
Schedule 2.1(q), there is no contract, judgment, injunction, order or decree binding upon Little Creek or to which Little Creek is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any material business practice of Little Creek, any material acquisition of property by Little Creek or the conduct of business by Little Creek as currently conducted.

       (r) Material Contracts, Etc. Schedule 2.1(r) contains an accurate list of all contracts, commitments, leases, instruments, agreements, licenses or permits, written or oral, to which Little Creek is a party or by which it or its properties are bound, including without limitation contracts with customers, joint venture or partnership agreements, contracts with any labor organizations, employment agreements, consulting agreements, loan agreements, indemnity or guaranty agreements, bonds, mortgages, options to purchase land, liens, pledges or other security agreements, any other material agreement which is terminable upon or prohibits a change of ownership or control of Little Creek.

       (s) Title and Authority. The shareholders as listed in Schedule 2.1(s) are together the holders of record and, to the knowledge of Little Creek, the sole beneficial owners, of all of the outstanding Little Creek Shares.
Schedule 2.1(s) shall not be deemed to be a publicly available Schedule to this Agreement.

       (t) Financial Information: Contingent Liabilities.

            (i) At January 31, 2002, there were no liabilities, unknown, accrued, absolute, contingent or otherwise of Little Creek that were not shown or reserved against on the balance sheets included in the Financial Statements, except obligations under the contracts shown on Schedule 2.1(t).

            (ii) Since January 31, 2002, Little Creek has not sold or
                 otherwise disposed of or encumbered any of the properties or assets reflected on the Financial Statements, or otherwise owned or leased by it, except in the ordinary course or business, or as otherwise disclosed on Schedule 2.1(t).

       (u) Insider Transactions. All transactions between Little Creek and its employees, officers, directors and stockholders, and between Little Creek and Jenson Services and the employees, officers, directors and shareholders of Jenson Services, including the issuance of Little Creek Shares, have been made on an arm's length basis on terms and conditions comparable to what Little Creek would have given to unrelated third parties. No director, officer or employee of Little Creek or Jenson Services has any claim of any nature against Little Creek.

       (v) Environmental. There are no environmental liens, actions or proceedings, nor is there any cause for any such lien, action or proceeding related to the business operations of Little Creek. There are no substances or conditions which may support a claim or cause of action against Little Creek or any of Little Creek' current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Law or Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conversation and Recovery Act and the Federal Water Pollution Control Act.

       (w) Title to Property. Little Creek does not own any material real property. At Closing, Little Creek shall have no material assets or owned properties.

       (x) Tax Treatment. Little Creek has not taken or agreed to take any actions, or is aware of any fact or circumstance, that would cause transactions contemplated under this Agreement from qualifying as a reorganization within the meaning of Section 368(a)(1)(B) of the Code.

       (y) No Liquidation of Mortgage Store. Little Creek has no plan or intention to (i) liquidate Mortgage Store, (ii) merge Mortgage Store into any other corporation, (iii) cause Mortgage Store to sell or otherwise dispose any of its assets, except for dispositions made in the ordinary course of business, or (iv) sell or otherwise dispose of any of the Mortgage Store Shares acquired pursuant to this Agreement.

       (z) Information Statement. The information statement of Little Creek to be filed with the Commission in connection with Little Creek's change of domicile and approval of the Agreement and any amendments or supplements thereto will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. At the time the information statement is first mailed to the shareholders of Little Creek, the information statement will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

       (aa) No Reacquisition of Little Creek Shares. Little Creek has no plan or intention to reacquire any of the Little Creek Shares issued pursuant to this Agreement.

       (bb) Registration of Little Creek Shares. Following the cancellation of the 1,295,118 Little Creek Shares, none of such shares owned by Jenson Services, Inc. or its affiliates are "restricted shares" and that all of them have been registered with the Commission pursuant to an effective registration statement. All shares of Little Creek issued pursuant to an S-8 registration statement will not be resold by the holders for a period of 90 days following the Closing.

       (cc) No Prior Ownership of Mortgage Store Shares. Little Creek does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any Mortgage Store Shares.

       (dd) No Investment Company Parties. Neither Little Creek nor Jenson Services is an "investment company" as defined in IRC Sections
368(a)(2)(F)(iii) and (iv).

       (ee) Disclosure. The representations and warranties contained herein do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

  2.2 Representations and Warranties of Mortgage Store. Mortgage Store represents and warrants to Little Creek as follows:
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       (a) Power and Authority.  Mortgage Store has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Mortgage Store, and, no other corporate proceedings on the part of Mortgage Store are necessary to authorize this Agreement and the transactions contemplated hereby.

       (b) Mortgage Store Financial Statements. Mortgage Store has heretofore delivered to Little Creek its audited financial statements for the years ended December 31, 2000 and 2001 (the "Mortgage Store Financial Statements"). The Mortgage Store Financial Statements do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

       (c) No Material Adverse Effect. Except as set forth on Schedule 2.2(c), since December 31, 2001, there has not been any material adverse change in the business, operations, properties, assets, condition, financial or otherwise of Mortgage Store.

       (d) Due Organization; Power; Qualification; Subsidiaries and Affiliates, Etc.

            (i) Mortgage Store is a corporation duly organized, validly existing, and in good standing under the laws of the State of California and has the corporate power to own its property and to carry on its business as now conducted. Mortgage Store is qualified to do business as a foreign corporation in each jurisdiction where the failure to qualify would have a material adverse effect on Mortgage Store.

            (ii) Mortgage Store has no subsidiaries (as that term is used in the regulations promulgated under the Securities Act).

       (e) Capitalization.

            (i) The total authorized capital stock of Mortgage Store consists of 17,100 shares of stock, of which 7,500 shares are common stock, no par value per share, with 7,500 shares issued and outstanding; 1,000 shares are Series A preferred stock, $275.00 par value per share, with 1,000 shares issued and outstanding; 100 shares are Series B preferred stock, no par value per share, with 100 shares issued and outstanding; and 1,000 shares are Series C preferred stock, no par value per share, with 1,000 shares issued and outstanding, as of the date hereof. Except as set forth on Schedule 2.2(e)(i), all the outstanding Mortgage Store Shares have been duly authorized and validly issued, and are fully paid and non-assessable.

            (ii) There are no present and on the Closing Date there will be no outstanding options, warrants, convertible securities or rights which may require Mortgage Store to
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                 issue additional shares of its capital stock other than as listed on Schedule 2.2(e)(ii).

       (f) Financial Information: No Material Adverse Change.

            (i) At December 31, 2001, there were no material liabilities, absolute or contingent of Mortgage Store that were not shown or reserved against on the balance sheets included in the Mortgage Store Financial Statements, except obligations under the contracts shown on or as otherwise disclosed in Schedule 2.2(f)(i).

            (ii) Since December 31, 2001, Mortgage Store has not sold or otherwise disposed of or encumbered any of the properties or assets reflected on the Mortgage Store Financial Statements, or other assets owned or leased by it, except in the ordinary course of business or as otherwise disclosed on
                 Schedule 2.2(f)(ii).

       (g) Tax Matters.

            (i) Mortgage Store has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities all tax returns and tax reports required to be filed, and all taxes, assessments, fees and other governmental charges have been fully paid when due (subject to any extensions filed on a timely basis).

            (ii) There is not pending nor, to the best knowledge of Mortgage
                 Store, is there any threatened federal, state or local tax audit of Mortgage Store. There is no agreement with any federal, state or local taxing authority that may affect the subsequent tax liabilities of Mortgage Store.

           (iii) Without limiting the foregoing: (a) the Mortgage Store Financial Statements include adequate provisions under United States general accounting principles for all taxes, assessments, fees, penalties and governmental charges which have been or in the future may be assessed against Mortgage Store with respect to the period then ended and all periods prior thereto;
                 and (b) Mortgage Store is not, on the date hereof, liable for any taxes, assessments, fees or governmental charges.

       (h) No Conflict or Default; Enforceability; Corporate Records; Compliance with Law. Except as set forth on Schedule 2.2(h), neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the material breach of any term, condition or provision of the Articles of Incorporation or By-laws of Mortgage Store, nor of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which Mortgage Store is a party or by which it or any of its respective assets or properties are or may be bound; or constitute a material default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a material default) thereunder, nor result
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in the creation of imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of Mortgage Store, nor give to others any interest of rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of Mortgage Store. This Agreement and each other agreement and document delivered by Mortgage Store in connection herewith have been duly executed and delivered by Mortgage Store and constitute the binding obligations of Mortgage Store enforceable in accordance with their respective terms. Mortgage Store has permitted Little Creek to examine Mortgage Store's corporate minute and stock records books. The corporate minute books contain the Articles of Incorporation, By-laws and other charter documents of Mortgage Store as in effect on the date hereof and a true and complete record of all actions by and meetings of the directors (and committees thereof) and stockholders of Mortgage Store and accurately reflect all transactions referred to therein. Except as set forth on Schedule 2.2(h), Mortgage Store is not in violation of any outstanding arbitration award, judgment, order or decree; or in violation of any statute, regulation or ordinance ("Law"), including, but not limited to, any anti-discrimination, hazardous and toxic substances, wage, hour, working condition, payroll withholding, pension, building, zoning and tax Law. There have been no allegations of or inquiries concerning any violations of Law by Mortgage Store within the past five years.

       (i) Litigation. Except as set forth on Schedule 2.2(i), there are no actions, suits, investigations, or proceedings pending, nor, to the knowledge of Mortgage Store, threatened, against Mortgage Store, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this Agreement. Mortgage Store is not subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency which affects its business or operations.

       (j) Governmental and Other Approval. To the best of its knowledge, Mortgage Store has all permits, licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for Mortgage Store to conduct its business as presently conducted. Except as set forth on Schedule 2.2(j), all such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders of approvals will be affected by the consummation of the transactions contemplated by this Agreement. Except as set forth on Schedule 2.2(l), no approval or authorization of or filing with any governmental authority or any other person or entity on the part of Mortgage Store is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than the filing of documents contemplated by this Agreement.

       (k) Title and Authority. The stockholder as listed in Schedule 2.2(k) is the holder of record and, to the knowledge of Mortgage Store, the sole beneficial owner of all of the outstanding shares of Mortgage Store capital stock being exchanged pursuant to this Agreement.

       (l) Disclosure. The representations and warranties contained herein do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading.
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  2.3 Additional Representations and Warranties of Mortgage Store.  Mortgage
Store represents and warrants to Little Creek and Jenson Services as follows:

       (a) No Investment Company Parties. Mortgage Store is not an "investment company" as defined in IRC Sections 368(a)(2)(F)(iii) and (iv).

       (b) Fair Market Value of Assets. The fair market value of Mortgage Store's assets exceeds the sum of its liabilities plus the liabilities, if any, to which the assets are subject.

       (c) No Compensation for Mortgage Store Shares. None of the compensation received by any stockholder-employee of Mortgage Store will be separate consideration for, or allocable to, any of Mortgage Store Shares owned, none of the Little Creek Shares received by any stockholder-employee of Mortgage Store will be separate consideration for, or allocable to, any employment agreement, and the compensation paid to any stockholder of Mortgage Store will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arms' length for similar services.

  2.4 Representations and Warranties of Mortgage Store Stockholder. The Mortgage Store Stockholder, with respect to, for and on behalf of itself (himself) only, represents and warrants to Little Creek as follows:

       (a) Power and Authority. The Mortgage Store Stockholder has the capacity and authority, to enter into this Agreement and carry out his obligations hereunder.

       (b) No Conflict or Default; Enforceability. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the material breach of any term, condition or provision of any agreement, deed, contract, mortgage, indenture, writ, order, decree, legal obligation or instrument to which the Mortgage Store Stockholder is a party or by which he or it or any of his or its assets or properties are bound; or constitute a material default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a material default) thereunder, nor result in the creation or imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of the Mortgage Store Stockholder, nor give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of the Mortgage Store Stockholder. This Agreement and each other agreement and document delivered by the Mortgage Store Stockholder in connection herewith have been duly executed and delivered by such Mortgage Store Stockholder and constitute the binding obligations of such Mortgage Store Stockholder enforceable in accordance with their respective terms.

       (c) Governmental and Other Approval. No approval or authorization of or filing with any governmental authority or any other person or entity on the part of the Mortgage Store Stockholder is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than the filing of any documents of any document contemplated by this Agreement.

       (d) No Investment Company Parties. The Mortgage Store Stockholder is not an "investment company" as defined in IRC Sections 368(a)(2)(F)(iii) and
(iv).
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
       (e) No Disposition of Little Creek Shares. There is no plan or intention by the Mortgage Store Stockholder to sell, exchange, or otherwise dispose of a number of Little Creek Shares that would reduce the Mortgage Store Stockholder's ownership of Little Creek Shares to a number having a value, as of the Closing Date, of less than fifty percent (50%) of the value of all of the outstanding capital stock of Mortgage Store outstanding as of the Closing Date.

                           Article III
                             COVENANTS

  3.1 Mortgage Store agrees that prior to the Closing Date:

       (a) Except as set forth on Schedule 3.1, no dividend shall be declared or paid by other distribution (whether in cash, stock, property or any combination thereof) or payment declared or made in respect to Mortgage Store Shares, nor shall Mortgage Store purchase, acquire or redeem or split, combine or reclassify any shares of its capital stock unless prior to the record date for such dividend or the effective date of such split, combination or reclassification, it tenders to Little Creek its agreement to amend this Agreement so as to effect an appropriate adjustment in the number of shares deliverable upon the Closing Date.

       (b) No change shall be made in the number of shares of authorized or issued Mortgage Store Shares; nor shall any option, warrant, call, right, commitment or agreement of any character be granted or made by Mortgage Store relating to its authorized or issued Mortgage Store Shares; nor shall Mortgage Store issue, grant or sell any securities or obligations convertible into or exchangeable for shares of Mortgage Store Shares.

       (c) Mortgage Store will not take, agree to take, or knowingly permit to be taken any action or do or knowingly permit to be done anything in the conduct of the business of Mortgage Store or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of Mortgage Store's representations contained herein to be or become untrue in any material respect at the Closing Date.

       (d) Except as set forth on Schedule 3.1(d), as occurs in the ordinary course of business or as contemplated by Article I hereof, Mortgage Store will not (i) incur any indebtedness for borrowed money; (ii) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other individual, firm or corporation, or (iii) make any loans, advances or capital contributions to or investments in, any other individual, firm or corporation in excess of $100,000, except with the consent of Little Creek which consent shall not be unreasonably withheld.

  3.2 Little Creek agrees that prior to the Closing Date:

       (a) No dividend shall be declared or paid or other distribution (whether in cash, stock, property or any combination thereof) or payment declared or made in respect of Little Creek Shares, nor shall Little Creek purchase, acquire or redeem or split, combine or reclassify any shares of its capital stock.

       (b) Except as set forth in Article 1 hereof, no change shall be made in the number of authorized or issued Little Creek Shares (other than pursuant to this Agreement); nor shall any option, warrant, call, right, commitment or agreement (other than this Agreement) of any character be granted or made by
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Little Creek relating to its authorized or issued Little Creek Shares; nor shall Little Creek issue, grant or sell any securities or obligations convertible into or exchangeable for Little Creek Shares.

       (c) Little Creek will not take, agree to take, or knowingly permit to be taken any action, nor do or knowingly permit to be done anything in the conduct of the business of Little Creek or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of Little Creek's representations and warranties contained herein to be or become untrue in any material respect at the Closing Date including without limitation amending Little Creek's charter documents and By-laws, except as otherwise provided herein.

       (d) Except as contemplated by Article I, Little Creek will not (i) incur any indebtedness for borrowed money; (ii) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other individual, firm or corporation; or (iii) make any loans, advances or capital contributions to or investments in, any other individual, firm or corporation.

       (e) Little Creek will not make, alter or change any employment or other contract with any of its management personnel or make, adopt, alter, revise, or amend any pension, bonus, profit-sharing or other employee benefit plan, or grant any salary increase or bonus to any person without the prior written consent of Mortgage Store which consent may be withheld in its sole discretion.

  3.3 Each party to this Agreement agrees that the fair market value of the Little Creek Shares received by the Mortgage Store Stockholder pursuant to this Agreement will be approximately equal to the fair market value of the Mortgage Store Shares surrendered by such Mortgage Store Stockholder in the exchange.

  3.4 All shares of Little Creek issued pursuant to an S-8 registration statement shall not be resold by the holders for a period of 90 days following the Closing. Mortgage Store shall in no way be responsible for the required registration of any of the aforementioned shares or to cause such shares to become transferable under Rule 144 if it is subsequently determined that such shares are not otherwise resalable pursuant to Rule 144 or otherwise.

                            Article IV
                         CERTAIN COVENANTS

  4.1 Directors' Meeting. Each of Mortgage Store, Little Creek and Jenson Services will take all actions necessary in accordance with applicable law and its Certificate of Incorporation and By-laws to convene a meeting or obtain the written consent of its directors as promptly as practicable to consider and vote upon the approval of the transactions contemplated by this Agreement.

  4.2 Conduct of Business Pending the Reorganization. Prior to the effective date of the Reorganization, unless Little Creek and Mortgage Store shall otherwise agree in writing, each company shall not (i) operate its business otherwise than in the ordinary course, or (ii) authorize, recommend or propose any merger, consolidation, acquisition of assets, disposition of assets, material change in its capitalization or any comparable event, not in the ordinary course of business (in each case, other than the transactions contemplated hereby and transactions as to which written notice has been given to the other companies prior to the date hereof), provided, however, that Mortgage Store shall be able to undertake any of the foregoing with the consent of Little Creek which consent shall not be unreasonably withheld.
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
     4.3 Confidentiality. Little Creek acknowledges to and agrees with Mortgage Store that Little Creek will have possession or may become familiar with or aware of certain Confidential Information (as such term is hereinafter defined) disclosed by the Mortgage Store or one or more of its officers, directors, employees, shareholders, partners, agents or representatives (each of such relationships being defined with this paragraph as an "Affiliate"). Accordingly, Little Creek hereby agrees that any and all Confidential Information disclosed or furnished to it, or to any of its Affiliates, by Mortgage Store or any of its Affiliates, is and shall remain proprietary to Mortgage Store. Neither Little Creek, nor any Affiliate of Little Creek, shall have any rights to distribute or divulge any of such Confidential Information to any third party without Mortgage Store's prior consent, or to use any of such Confidential Information in any way detrimental to Mortgage Store or any of its Affiliates, or in any way which would otherwise destroy, injure or impair any of Mortgage Store's or its Affiliates' rights in or in respect of any such Confidential Information including, without limitation, by using any of such Confidential Information to solicit away from Mortgage Store any of its employees, contractors, customers or vendors or other business relationships, or to establish or assist any person or entity which is or will be, directly or indirectly, in competition with Mortgage Store. For purposes of this Agreement, the term "Confidential Information" shall mean any and all proprietary information belonging to Mortgage Store, whether tangible or intangible, written or oral, including, without limitation, any intellectual property rights, books and records, computer software and files, lists of (or proprietary information concerning) its customers, suppliers, vendors and other business relationships, and any other item which may properly be classified as a protected trade secret. Little Creek expressly agrees and understands that its agreement to abide by the provisions of this paragraph

     4.3 constitutes a material part of the consideration inducing Mortgage Store to enter into this Agreement and the transactions contemplated herein, and that any violation of such provisions could create immediate and irreparable harm to Mortgage Store. In the event of any breach of this paragraph 4.3, the parties hereby agree that, in addition to whatever other remedies may be available to the Mortgage Store, it shall be entitled to seek injunctive and other equitable relief, and Little Creek hereby waives any bonding or other requirement as a precursor thereto.

     4.4 Recommendation of Approval. The Board of Directors of Little Creek and Mortgage Store shall continue to recommend to their respective shareholders approval of this Agreement and the transactions contemplated hereby except as the fiduciary obligations and other duties of each such Board of Directors may otherwise require and only to the extent that approval of their respective stockholders is required under the laws of their respective states of incorporation.

     4.5 Access. Prior to the Closing, Mortgage Store shall afford to the officers, attorneys, accountants, and other authorized representatives of Little Creek free and full access to the premises, books and records of Mortgage Store in order that Little Creek may make such investigation as it may desire of the affairs of Mortgage Store, provided such access is not unreasonably disruptive to Mortgage Store's business. Prior to the Closing, Little Creek shall afford to the officers, attorneys, accountants, and other authorized representatives of Mortgage Store free and full access to the premises, books and records of Little Creek so that it may make such investigations as it may desire of the affairs of Little Creek, provided such access is not unreasonably disruptive to Little Creek.

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
     4.6 No Solicitation. Until the Closing Date, or if there is no Closing, until this Agreement has been terminated or expired by its terms, neither Mortgage Store nor Little Creek will (nor will either of them permit any agent or affiliate to) solicit, initiate or encourage any Acquisition Proposal (as hereinafter defined) or furnish any information to, or cooperate with, any person, corporation, firm or other entity with respect to an Acquisition Proposal. As used herein "Acquisition Proposal" means a proposal for a merger or other business combination involving such entity or for the acquisition of a substantial equity interest in, or a substantial portion of the assets of such entity other than the Reorganization. Further, during this period of time, Jenson Services shall not sell any of the Little Creek Shares held by it and shall not permit any of its affiliates to sell their Little Creek Shares and neither Jenson Services nor any of its affiliates shall agree to an Acquisition Proposal.

     4.7 Reasonable Efforts; Notification. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                            Article V
                            CONDITIONS

     5.1 Conditions to the Obligations of Little Creek and Jenson Services. The obligations of Little Creek and Jenson Services to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or before the consummation of the transactions contemplated hereby of each of the following conditions:

          (a) No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including entry of a preliminary or permanent injunction, which would, in the reasonable opinion of Little Creek, (i) make the transactions contemplated hereby illegal, (ii) require the divestiture by Little Creek or any subsidiary of Little Creek of the shares of any company or of a material portion of the business of Little Creek and its subsidiaries taken as a whole, (iii) impose material limits on the ability of Little Creek to effectively control the business of Little Creek and its subsidiaries, (iv) otherwise materially adversely affect Little Creek and its subsidiaries taken as a whole, or (v) if the transactions contemplated hereby are consummated, subject any officer, director, or employee of Little Creek to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by Little Creek;

          (b) No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending which would reasonably be expected to result in any way of the consequences referred to in clauses (i) through (v) of paragraph (a) above;

          (c) Mortgage Store shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of Mortgage Store herein shall be true and correct in all material respects at the
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time of Closing as if made at that time, except to the extent they expressly relate to an earlier date, and Little Creek shall have received a certificate to that effect to the best of the knowledge of Mortgage Store, signed by the President of Mortgage Store;

          (d) Each Mortgage Store Stockholder shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of each Mortgage Store Stockholder herein shall be true and correct in all material respects at the time of the Closing as if made at that time, except to the extent they expressly relate to an earlier date, and Little Creek shall have received a certificate to that effect to the best knowledge of each Mortgage Store Stockholder, signed by each Mortgage Store Stockholder;

          (e) A Good Standing Certificate of Mortgage Store, dated no more than 10 days prior to the Closing Date, from the Secretary of State of California;

          (f) The Mortgage Store Stockholder listed on Schedule 5.1(f) shall have agreed to exchange his Mortgage Store Shares pursuant hereto;

          (g) The Mortgage Store Stockholder shall have delivered to
Interwest Stock Transfer, Little Creek's transfer agent, certificates representing such Mortgage Store Stockholder's Mortgage Store Shares which are being transferred hereunder, which certificate shall have been duly endorsed in blank by such Mortgage Store Stockholder or with blank stock powers attached, in proper form for transfer to Little Creek;

          (h) The delivery of an opinion from Kirkpatrick & Lockhart LLP, in the form set forth on Schedule 5.1(h); and

          (i) An executed Investment Letter in the form set forth on
Schedule 5.1(i) from the Mortgage Store Stockholder as part of his compliance with Section 1.2 hereof.

     5.2 Conditions to the Obligations of Mortgage Store and the Mortgage Store Stockholder. The obligations of Mortgage Store and the Mortgage Store Stockholder to consummate the transactions contemplated hereby are subject to the satisfaction, at or before the consummation of the transactions contemplated hereby, of each of the following conditions:

          (a) The directors of Mortgage Store shall have duly approved the transactions contemplated hereby in accordance with applicable law;

          (b) No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, which would (i) make the transactions contemplated hereby illegal,
(ii) require the divestiture by Mortgage Store or any subsidiary of Mortgage Store of the shares of any company or of a material portion of the business of Mortgage Store and its subsidiaries taken as a whole, (iii) impose material limits on the ability of Mortgage Store to effectively control the business of Mortgage Store and its subsidiaries, (iv) otherwise materially adversely affect Mortgage Store and its subsidiaries taken as a whole or any Mortgage Store Stockholder, or (v) if the transactions contemplated hereby are consummated, subject any officer, director or employee of Mortgage Store to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by Mortgage Store;
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
          (c) No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to in clauses (i) through (v) of paragraph (b) above;

          (d) Little Creek shall have complied in all respects with its agreements and covenants herein, and all representations and warranties of Little Creek herein shall be true and correct in all respects at the time of Closing as if made at that time, except to the extent they expressly relate to an earlier date, and Mortgage Store shall have received a certificate to that effect, signed by the Presidents of Little Creek and Jenson Services;

          (e) Jenson Services and the Principals shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of Jenson Services herein shall be true and correct in all material respects at the time of the Closing as if made at that time, except to the extent they expressly relate to an earlier date, and Mortgage Store and the Mortgage Store Stockholder shall have received a certificate to that effect, signed by the President of Jenson Services;

          (f) A Good Standing Certificate of Little Creek, dated no more than 10 days prior to the Closing Date, from the Secretary of State of Delaware;

          (g) All necessary third party and governmental consents and approvals required for transactions contemplated hereby shall have been obtained;

          (h) The number of Little Creek Shares outlined in Article 1.4 shall have been delivered to Little Creek for cancellation and evidence of such cancellation shall have been delivered to Mortgage Store;

          (i) Little Creek shall have (a) received the requisite shareholder approval for its change of domicile from Utah to Delaware and the merger of Little Creek into its Delaware wholly-owned subsidiary, (b) file a Certificate of Incorporation with the Secretary of State of Delaware to authorize a class of preferred stock and (c) file a Certificate of Ownership and Merger effecting the merger of Little Creek into its Delaware wholly-owned subsidiary and changing its name to "The Mortgage Store Financial".

          (j) Little Creek shall have delivered to Interwest Stock Transfer, Little Creek's transfer agent, certificates representing the Little Creek Shares which are being transferred hereunder, to be issued to the Mortgage Store Stockholder in accordance with the terms of this Agreement;

          (k) The conditions set forth in Articles 1.4, 1.5, 1.6 and 1.7 shall have been complied with by the appropriate parties;

          (l) The delivery of an opinion from Leonard W. Burningham, Esq. in the form set forth on Schedule 5.2(l); and

          (m) The Mortgage Store Stockholder shall have executed and delivered this Agreement to Little Creek and Jenson Services.

                           Article VI
                         INDEMNIFICATION

     6.1 Jenson Services and the Principals hereby agrees to indemnify and hold
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Mortgage Store, its officers, directors, employees and agents and each person, if any, who controls Mortgage Store within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, the Mortgage Store Stockholder and, following the Closing, Little Creek and all of its then officers, directors, employees and agents and each person, if any, who then controls Little Creek within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, harmless from and against the following:

          (a) Any and all liabilities, losses, claims, costs, expenses, damages and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to such liabilities, losses, claims, costs, expenses, damages and judgments and any action to enforce this
Article VI) (collectively, the "Losses") resulting from or arising out of any breach of any representation, warranty, or non-performance of any covenant or agreement on the part of Little Creek or Jenson Services contained in this Agreement or in any statement or certificate furnished or to be furnished by Little Creek or Jenson Services pursuant hereto or in connection with the transactions contemplated hereby;

          (b) Any and all Losses they suffer resulting from or arising out of any untrue statement or alleged untrue statement of a material fact concerning Little Creek or Jenson Services resulting from any omission or alleged omission to state a material fact concerning Little Creek or Jenson Services required to be stated or necessary to make the statements made concerning Little Creek or Jenson Services not misleading; and

          (c) Any and all Losses resulting from or arising out of the conduct of any business, any act or any omissions by or on behalf of Little Creek prior to the Closing.

          (d) Any and all past liabilities of any type or nature whatsoever of Little Creek existing at the Closing of the Agreement, which includes all expenses related to the Agreement and the compromise and settlement of any amounts due and owing to Jenson Services for advances or otherwise that were incurred by Little Creek in this respect prior to the Closing of the Agreement.

          (e) For any and all sums from the $10,000 retainer paid to the trust account of Leonard W. Burningham, Esq., less any fees incurred by Mr. Burningham in conjunction with this Agreement, if such funds are not returned upon an event of termination of the Plan of Reorganization for any reason other than a breach by Little Creek. Notwithstanding the foregoing, to the extent that Little Creek or Jenson Services breaches any provision of this Agreement so that Mortgage Store withdraws from the Plan of Reorganization, Jenson Services shall be responsible for the repayment in full to Mortgage Store of said $10,000 and shall indemnify Mortgage Store is such sum is not repaid.

     6.2 Mortgage Store hereby agrees to indemnify and hold Little Creek and Jenson Services, and their respective officers, directors, employees and agents and each person, if any, who controls Little Creek or Jenson Services within the meaning of Section 15 of the Act or Section 20 of the Exchange Act harmless from and against the following:

          (a) Any and all Losses resulting from or arising out of any breach of any representation, warranty, or non-performance of any covenant or agreement on the part of Mortgage Store or the Mortgage Store stockholder contained in this Agreement or in any statement or certificate furnished or to be furnished by Mortgage Store pursuant hereto or in connection with the transactions contemplated hereby; and
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          (b) Any and all Losses they suffer resulting from or arising out of any untrue statement or alleged untrue statement of a material fact concerning Mortgage Store or any Mortgage Store Stockholder resulting from any omission or alleged omission to state a material fact concerning Mortgage Store or any Mortgage Store Stockholder required to be stated or necessary to make the statements made concerning Mortgage Store or any Mortgage Store Stockholder not misleading.

     6.3 Mortgage Store hereby agrees to indemnify and hold the Mortgage Store Stockholder harmless from and against any and all Losses resulting from or arising out of any breach of any representation, warranty, covenant or agreement on the part of Mortgage Store contained in Article 2.3 of this Agreement.

     6.4 The Mortgage Store Stockholder hereby agrees to indemnify and hold Little Creek and Jenson Services, and their respective officers, directors, employees and agents and each person, if any, who controls Little Creek or Jenson Services within the meaning of Section 15 of the Act or Section 20 of the Exchange Act harmless from and against any and all Losses resulting from or arising out of any breach of any representation, warranty, covenant or agreement on the part of such Mortgage Store Stockholder contained in Article
2.4 of this Agreement.

     6.5 In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Article 6.1, 6.2 or 6.4 (the "Indemnified Party"), the Indemnified Party shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing. A delay in giving notice shall only relieve the Indemnifying Party of liability to the extent the Indemnifying Party suffers actual prejudice because of the delay. The Indemnifying Party shall have the right, at its option and expense, to defend any such a proceeding or claim, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the Indemnified Party, unless the proceeding or claim involves only money damages or relates to a corporate restructuring, recapitalization or stock issuance while the Indemnifying Party was a principal stockholder of Little Creek prior to the Closing, not an injunction or other equitable relief, and unless the Indemnifying Party:

               (i) irrevocably acknowledges in writing complete responsibility for and agrees to indemnify the Indemnified Party, and

               (ii) furnishes satisfactory evidence of the financial
                    ability to indemnify the Indemnified Party,

in which case the Indemnifying Party may assume such control through counsel of its choice and at its expense, but the Indemnified Party shall continue to have the right to be represented, at its own expense, by counsel of its choice in connection with the defense of such a proceeding or claim. If the Indemnifying Party does not assume control of the defense of such a proceeding or claim, (i) the entire defense of the proceeding or claim by the Indemnified Party, (ii) any settlement made by the Indemnified Party, and (iii) any judgment entered in the proceeding or claim shall be deemed to have been consented to by, and shall be binding on, the Indemnifying Party as fully as though it alone had assumed the defense thereof and a judgment had been entered in the proceeding or claim in the amount of such settlement or judgment, except that the right of the Indemnifying Party to contest the right of the Indemnified Party to indemnification under the Agreement with respect to the proceeding or claim shall not be extinguished. If
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
the Indemnifying Party does assume control of the defense of such a proceeding or claim, it will not, without the prior written consent of the Indemnified Party settle the proceeding or claim or consent to entry of any judgment relating thereto which does not include as an unconditional term thereof the giving by the claimant to the Indemnified Party a release from all liability in respect of the proceeding or claim. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such proceeding or claim.

     6.6 The remedies provided for in this Article 6 are the exclusive remedies of the parties with respect to the breach of any representation, warranty, covenant or agreement set forth herein.

     6.7 The parties agree that all of the representations and warranties contained herein shall survive the Closing and continue to be binding regardless of any investigation made at any time by any party.

                           Article VII
                           CLOSING DATE

     7.1 The Closing for the consummation of the Reorganization contemplated by this Agreement shall unless another date or place is agreed to in writing by the parties hereto, take place at the offices of Kirkpatrick & Lockhart, LLP, located at 10100 Santa Monica Boulevard, 7th Floor, Los Angeles, California 90067, on the date which is no later than the fifth business day after the last to occur of the following dates (the actual date of the Closing shall be referred to as the "Closing Date"):

          (a) The date on which all the other conditions set forth in
Article V hereof shall have been satisfied, except to the extent any such conditions shall have been waived by Little Creek or Mortgage Store; or

     (b) December 31, 2002 unless extended by the parties.

                          Article VIII
                       POST-CLOSING MATTERS

     At the Closing, subject to the Mortgage Store Stockholder being deemed to be a stockholder of record of the reorganized Little Creek, Little Creek will cause all of its officers and directors to resign from office and to cause to be elected to the Board of Directors of Little Creek those persons designated by Mortgage Store to wit: Raymond Eshaghian, H. Wayne Snavely and Massoud Yashouafar.

                           Article IX
                          MISCELLANEOUS

     9.1 Termination. With respect to each company, this Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by the mutual consent of Little Creek and Mortgage Store at any time, or (ii) by either Mortgage Store or Little Creek if the transactions contemplated hereby have not been consummated prior to December 31, 2002, for any reason, or (iii) by Mortgage Store if Little Creek has not obtained the requisite shareholder approval for the transactions herein or (iv) by either Mortgage Store or Little Creek if either discovers a material breach of a representation, warranty, covenant or agreement by the other and such breach is not cured within ten (10) days of the breaching party's receipt of a notice from the non-breaching party. In the event of such termination and abandonment, none of Little Creek, Mortgage Store, Jenson
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Services, the Principals nor the Mortgage Store Stockholder (or any of their respective directors or officers) shall have any liability or further obligation to any other party to this Agreement, except that nothing herein will relieve any party from liability for any willful breach of this Agreement.

     9.2 Expenses. Whether or not the transactions contemplated are consummated, all out-of-pocket costs and expenses incurred in connection with this Agreement and the transactions contemplated will be paid by the party incurring such expenses; provided, however, that the sum of $10,000 deposited to the trust account of Leonard W. Burningham, Esq. by Mortgage Store as a retainer for his services rendered and to be rendered for and on behalf of Little Creek shall be retained by Mr. Burningham as his fees, and in the event that no Closing occurs as provided herein, that Mr. Burningham shall only be required to refund that portion, if any, of this sum that has not been utilized in his billing of legal fees related to the representation of Little Creek in connection with this Agreement and all related matters.

     9.3 Brokers. No broker or finder is entitled to any brokerage or finder's fee or other commission or fee from any company or based upon arrangements made by or on behalf of any party with respect to the transactions contemplated by this Agreement, except as disclosed on Schedule
9.3 annexed hereto, and the party so indicated on Schedule 9.3 shall be liable for the payment thereof.

     9.4 Arbitration. Any controversy arising out of, connected to, or relating to any transactions herein contemplated, or this Agreement, including the indemnification provisions contained herein, or the breach thereof, including, but not limited to any claims of violations of federal and/or state securities acts, banking statues, consumer protection statutes, federal and/or state anti-racketeering (e.g. RICO) claims as well as any common law claims and any state law claims of fraud, negligence, negligent misrepresentations, and/or conversion and any disputes as to the arbitrability of any such claim shall be settled by arbitration in the county in which Mortgage Store principal operations are situated in the State of California and in accordance with the commercial rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with such rules. Any judgment on the arbitrator's award may be entered in any court having jurisdiction thereof. The arbitrators shall hear and determine the matter and shall execute and acknowledge its award, in writing, and if requested by either party, shall make findings of fact and conclusions of law. Any award determined by the arbitrators shall be final and binding on the parties, however, in the event of any misconduct, partiality, corruption or the like of any arbitrator, the parties shall retain any rights of appeal to which they may be entitled pursuant to applicable law. The cost and expense of arbitration, including the fees of the arbitrator, and the reasonable legal and accounting fees and expenses of the parties, shall be divided between the parties in such proportion as the arbitrators may determine, and may be assessed against one party if the arbitrators so determine.

     9.5 Other Actions. Each of the parties hereto agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

     9.6 Entire Agreement; Waiver and Amendment. This Agreement, the exhibits and schedules hereto contain the entire agreement by and among Little Creek, Mortgage Store, Jenson Services and the Mortgage Store Stockholder with respect to the transactions contemplated hereby. Any and all prior discussions, negotiations, commitments and understandings relating to the subject matter of this Agreement are superseded by this Agreement. This Agreement may not be
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modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto. No waiver of any breach or default hereunder shall be considered valid unless in writing signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     9.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to its principles of conflicts of laws.

     9.8 Descriptive Headings. The descriptive headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.9 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or sent via facsimile (receipt confirmed) to the parties at following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

If to Little Creek: Little Creek, Inc.
                    South 900 East, #110
                    Salt Lake City, UT 84117
                    Facsimile No.: (801) 262-6262

with a copy to:
                    Leonard W. Burningham, Esq.
                    Hermes Building, Suite 205
                    455 East Fifth South
                    Salt Lake City, UT 84111-3323
                    Facsimile No.: (801) 355-7126

If to Mortgage Store:    The Mortgage Store Financial, Inc.
                    10850 Wilshire Blvd., Suite 530
                    Los Angeles, CA 90024
                    Facsimile No.: (310) 909-0064

with a copy to:
                    Thomas J. Poletti, Esq.
                    Kirkpatrick & Lockhart LLP
                    10100 Santa Monica Blvd.
                    Seventh Floor
                    Los Angeles, CA 90067
                    Facsimile No.: (310) 552-5001

     9.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one agreement.

     9.11 Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
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
     9.12 Publicity. All public announcements relating to this Agreement or the transactions contemplated hereby will be made only as may be agreed upon by Little Creek and Mortgage Store or as required by Law. If public disclosure or notice is required by Law, the disclosing party will use its best efforts to give the other prior written notice of the disclosure to be made.

     9.13 Gender; Number. The use of a particular pronoun herein shall not be restrictive as to gender, and the use of the singular or plural shall not be restrictive as to number, but shall be interpreted in all cases as the context may require.


     9.14 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment in violation of this Section shall be void.

     9.15 Waiver of Jury Trial. EACH OF LITTLE CREEK, MORTGAGE STORE, MORTGAGE STORE STOCKHOLDER, PRINCIPALS AND JENSON SERVICES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF LITTLE CREEK, MORTGAGE STORE, MORTGAGE STORE STOCKHOLDER, PRINCIPALS OR JENSON SERVICES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

     9.16 Schedules. The Schedules attached hereto and/or delivered herewith are an integral part of this Agreement as if fully re-written herein.

     9.17 Binding Effect. This Agreement will be binding upon and will inure to the benefit of the parties and their respective heirs, personal representatives, successors and permitted assigns. Except as herein provided, no party will have the right to assign this Agreement, or any of such party's rights hereunder, without the prior written consent of the other parties.

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
     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

LITTLE CREEK, INC.


By: /s/ Travis T. Jenson
Travis T. Jenson, President


JENSON SERVICES, INC.

By: /s/ Jeffrey D. Jenson
Jeffrey D. Jenson, President


THE MORTGAGE STORE FINANCIAL, INC.

By:  /s/ Raymond Esaghian
     Raymond Eshaghian, President

MORTGAGE STORE FINANCIAL, INC. STOCKHOLDER

     /s/ Raymond Esaghian
     Raymond Eshaghian, an individual

     "PRINCIPALS"

     /s/ Travis T. Jenson
     Travis T. Jenson, an individual


     /s/ Duane Jenson
     Duane Jenson, an individual
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
                  FINANCIAL CONSULTING AGREEMENT


     This Financial Consulting Agreement (the "Agreement") is made as of June __, 2002, by and between, TMSF Holdings, Inc. a Delaware corporation having its business address at 10850 Wilshire Boulevard, Suite 530, Los Angeles, California 90024 (hereinafter the "Company") and Jenson Services, Inc., having its principal place of business at 5525 South 900 East, #110, Salt Lake City, Utah 84117 (hereinafter "Consultant").

     In consideration of the mutual promises contained herein and on the terms and conditions hereinafter set forth, the Company and Consultant agree as follows:

     1.   Provision of Services.

          (a) Consultant agrees to place at the disposal of the Company its judgment and experience and to provide the following financial and business development consulting services to the Company:

               (i) Coordination of filing current report on Form 8-K with respect to the acquisition of the Mortgage Store, Inc. by Little Creek, Inc. (renamed TMSF Holdings, Inc. (the "Acquisition");

               (ii) S&P filing with respect to the Acquisition;

              (iii) Coordination of delivery of new 15c2-11 to broker with respect to the Acquisition;

               (iv) Coordination of filing of Amended 8-K reflecting
                    consolidated, combined financials statements of the Company and the Mortgage Store within 15 days of the date hereof with respect to the Acquisition;

                (v) Assisting the Company in its marketing efforts,
                    introducing the Company to strategic partners to further corporate objectives, and advise with regard to stockholder relations and public relations matters; and

               (vi) Providing such other similar services to the extent
                    reasonably requested by the Company and as agreed to by the Consultant.
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
          (b) Consultant agrees to use its best efforts at all times in the furnishing of advice and recommendations, and for this purpose Consultant shall at all times maintain or keep available for the Company an adequate organization of personnel or a network of outside professionals for the performance of its obligations under this Agreement.

     2. Compensation. In consideration for services to be rendered under this Agreement, the Company and Consultant hereby agree that the Company shall
(i) pay Consultant on the date hereof the sum of $265,000 and (ii) issue Consultant five (5) year warrants to purchase an aggregate of 163,635 shares of the Common Stock of the Company at a per share exercise price of $0.05, such warrants to be in the form attached hereto as Exhibit "A".

     3. Status of Consultant. Consultant shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Company.

     4. Other Activities of Consultant. The Company recognizes that Consultant now renders and may continue to render financial and other services to other companies which may or may not have policies and conduct activities similar to those of the Company. Consultant shall be free to render such advice and other services and the Company hereby consents thereto. Consultant shall not be required to devotes its full time and attention to the performance of its duties under this Agreement, but shall devote only so much of its time and attention as it deems reasonable or necessary for such purposes.

     5. Term. Consultant's retention hereunder shall be for a term of one year commencing upon the execution of this Agreement.

     6. Miscellaneous. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all prior discussions, agreements and understandings of every and any nature between them. This Agreement shall be construed and interpreted according to the laws of the State of California.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers or representatives duly authorized the day and year first above written.

TMSF HOLDINGS, INC.

By:
Name:          , Title:


JENSON SERVICES, INC.

By:
Name:          , Title:
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

EXHIBIT "A"

                    FORM OF WARRANT AGREEMENT

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (B) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

WARRANT TO PURCHASE COMMON STOCK
OF
TMSF HOLDINGS, INC.
(Subject to Adjustment)

NO. __

     THIS CERTIFIES THAT, for value received, Jenson Services, Inc., a Utah corporation ("Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after __, 2002 (the "Effective Date"), to purchase from TMSF Holdings, Inc., a Delaware corporation (the "Company"), up to One Hundred Sixty Three Thousand Six Hundred Thirty Five Thousand (163,635) shares of common stock of the Company at a price per share of $0.05 (the "Purchase Price"). This Warrant shall expire at 5:00 p.m. Pacific time on the fifth anniversary of the Effective Date of this Warrant (the "Expiration Date"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. This Warrant is issued pursuant to that certain Financial Consultant Agreement of even date hereof between the Company and the Holder.

     1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:
"1933 Act" shall mean the Securities Act of 1933, as amended.
"Common Stock" shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant. "Fair Market Value" of a share of Common Stock as of a particular date shall mean:

          (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the 5 business days ending immediately prior to the applicable date of valuation;

          (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

          (c) If there is no active public market, the Fair Market Value shall be the value as determined in good faith by the Company's Board of Directors upon a review of relevant factors, including due consideration of the Registered Holders' determination of the value of the Company. "Registered Holder" shall mean any person in whose name this Warrant is registered upon the books and records maintained by the Company.
"SEC" shall mean the Securities and Exchange Commission.

     2.   EXERCISE OF WARRANT

     2.1. Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise"), duly executed by the Registered Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

          (a) this Warrant at the principal office of the Company, and

          (b) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Registered Holder of indebtedness of the Company to the Registered Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "Exercise Amount").

     2.2. Net Issue Exercise. In lieu of the payment methods set forth in
Section 2.1(b) above, the Registered Holder may elect to exchange all or some of the Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Registered Holder elects to exchange this Warrant as provided in this Section 2.2, the Registered Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Registered Holder's election to exchange some or all of the Warrant, and the Company shall issue to the Registered Holder the number of shares of the Common Stock computed using the following formula:

X = Y (A-B)
     A
Where X = the number of shares of Common Stock to be issued to the Registered Holder.
Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
A = the Fair Market Value of one share of the Company's Common Stock.
B = Purchase Price of one share of the Company's Common Stock (as adjusted to the date of such calculation).

     All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

     2.3. "Easy Sale" Exercise.  In lieu of the payment methods set forth in
Section 2.1(b) above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Registered Holder may pay the Purchase Price through a "same day sale" commitment from the Registered Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer")), whereby the Registered Holder irrevocably elects to exercise this Warrant and to sell a portion of the shares of Common Stock so purchased to pay the applicable Purchase Price and the Registered Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares of Common Stock to forward the Purchase Price directly to the Company.

     2.4. Stock Certificates; Fractional Shares. As soon as practicable on or after the date of an exercise of this Warrant, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

     2.5 Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.
This Warrant shall
be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Registered Holder is deemed to have exercised this Warrant.

     3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

     4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

     4.1. Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

     4.2. Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Registered Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Registered Holder would have been entitled upon such date if such Registered Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

     4.3. Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any
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other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

     4.4. Adjustment for Capital Reorganization, Merger or Consolidation.
In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Registered Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Registered Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.5. Conversion of Common Stock. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Registered Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.
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     5.   CERTIFICATE AS TO ADJUSTMENTS.  In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Registered Holder.

     6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

     7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock or other shares of capital stock issuable upon exercise of this Warrant (and shares of its Common Stock for issuance on conversion of such capital stock). All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock and other capital stock upon the exercise of this Warrant.

     8. TRANSFER AND EXCHANGE. Subject to compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred by the Registered Holder to any person, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the portion of this Warrant not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

     9. RESTRICTIONS ON TRANSFER. The Registered Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the 1933 Act, covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof or the Common Stock issuable
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upon conversion thereof, as the case may be, and registration or qualification under applicable state securities laws, such Registered Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

     10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Registered Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Registered Holder has had such opportunity as such Registered Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Registered Holder to evaluate the merits and risks of its investment in the Company; that the Registered Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Registered Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Registered Holder of the registration rights, if any, previously granted to the Registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Registered Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Registered Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Registered Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Registered Holder hereof shall cause such Registered Holder hereof to be a stockholder of the Company for any purpose.

     12. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or by telecopier, or by email or otherwise delivered by hand or by messenger, addressed or telecopied to the person to whom such notice or communication is being given at its address set
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forth after its signature hereto.  In order to be effective, a copy of any notice or communication sent by telecopier or email must be sent by registered or certified mail, postage prepaid, return receipt requested, or delivered personally to the person to whom such notice or communication is being at its address set forth after its signature hereto. If notice is provided by mail, notice shall be deemed to be given five (5) business days after proper deposit with the United States mail or nationally recognized overnight courier, or immediately upon personally delivery thereof, to person to whom such notice or communication is being at such address. If notice is provided by telecopier, notice shall be deemed to be given upon confirmation by the telecopier machine of the receipt of such notice at the telecopier number provided above. If notice is provided by email, notice shall be deemed to be given upon confirmation by the sender's email program of the receipt of such notice at the email address provided after the signature of the person to whom such notice or communication is being. The addresses set forth after the signatures hereto may be changed by written notice complying with the terms of this Section 12.

     13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

     14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

     15.  NOTICES OF RECORD DATE.  In case:


     15.1.     the Company shall take a record of the holders of its Common
Stock
(or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

     15.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

     15.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

     15.4. of any redemption of any outstanding capital stock of the Company;
then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be,
(i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

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     16.  SEVERABILITY.  If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     17. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

     18. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. on the next business day.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.

TMSF HOLDINGS, INC.                JENSON SERVICES, INC.



By:                                By:
Name:  Raymond Eshaghian           Name:
Title:  Chief Executive Officer         Title:
       and President

Address for Notices:                    Address for Notices:


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SIGNATURE PAGE TO WARRANT
EXHIBIT 1
NOTICE OF EXERCISE
(To be executed upon exercise of Warrant)
___________________

WARRANT NO. ___

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of TMSF Holdings, Inc., as provided for therein, and (check the applicable box):

     Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

     Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:
X = Y (A-B)         (       ) =  (____) [(_____) - (_____)]
     A                          (_____)
Where X = the number of shares of Common Stock to be issued to the Registered Holder.
Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
A = the Fair Market Value of one share of the Company's Common Stock.
B = Purchase Price (as adjusted to the date of such calculation).

     Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:

     Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:

Address:

Signature:

     Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

     If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.
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EXHIBIT 2
ASSIGNMENT
(To be executed only upon assignment of Warrant Certificate)

WARRANT NO. ___

     For value received, hereby sells, assigns and transfers unto ________________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

Name(s) of Assignee(s)

Address

# of Warrants

     And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:

Signature:

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.
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